As filed with the Securities and Exchange Commission on March 27, 2017

1933 Act File No. 333-211845
1933 Act File No. 811- 23159

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM N-2

[ ]	REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933
[X]	Pre-Effective Amendment No. 3
[ ]	Post-Effective Amendment

and/or

[ ]	REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
[X]	Amendment No. 3

(Check appropriate box or boxes)

Griffin Institutional Access Credit Fund
 (Exact Name of Registrant as Specified in Charter)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
 (Address of Principal Executive Offices)

310-469-6100
 (Registrant’s Telephone Number, including Area Code)

Copies of information to:
 Terrence O. Davis
Holland & Knight LLP
1180 West Peachtree Street, N.W.
Suite 1800
Atlanta GA 30309

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Shares of Beneficial Interest	40,000,000	$25.00	$1,000,000,000	$100,700

(1)	A filing fee of $100,700 was previously paid to the Securities and Exchange Commission in connection with the registration of these shares.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION DATED MARCH [   ], 2017

Griffin Institutional Access Credit Fund
Class A Shares (CRDTX) and Class C Shares (CGCCX) of Beneficial Interest
 $2,500 minimum purchase for regular accounts
$1,000 minimum purchase for retirement plan accounts

Griffin Institutional Access Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Class A and Class C Statement of Additional Information (“SAI”) dated March [   ], 2017, has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is available upon request and without charge by writing the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling toll-free 1-888-926-2688.  The table of contents of the SAI appears on page 66 of this prospectus.  You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-888-926-2688 or by visiting http://www.griffincapital.com.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

Summary of Investment Strategy. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations.  The Fund intends to generally focus its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored). The portfolio may consist of high yield bonds, banks loans, senior direct lending investments and, to a lesser extent, non-performing loans. Between 10% and 75% of the Fund’s assets may be invested in debt securities of foreign issuers. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”
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Risks.  Investing in the Fund involves a high degree of risk.  In particular:

•	The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

•	The Fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter, however, the amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as a return of capital.

•
The Fund may invest in collateralized loan obligations (“CLOs”).  CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO, in which the Fund invests. The Fund invests in CLOs without regard to tranche. CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

•
Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. You will have to receive a total return at least in excess of these expenses to receive an actual return on your investment.

•
The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.  No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% of Fund’s shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.  Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity.  Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Risk Factors” below in this prospectus.

The Adviser. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Sub-Adviser.  The Adviser has engaged BCSF Advisors, LP (“BCSF” or the “Sub-Adviser”), an SEC registered investment adviser pursuant to the provisions of  the Advisers Act, to provide ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”) one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  All references to BCSF shall include the relevant professionals from Bain Capital Credit as applicable.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.
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Securities Offered. The Fund engages in a continuous offering of classes of shares of beneficial interest of the Fund. Class A shares and Class C shares are offered by this prospectus. The Fund has registered 40,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares.  The Fund is offering to sell, through its distributor, under the terms of this prospectus, 40,000,000 shares of beneficial interest, at net asset value from which any applicable sales load will be deducted.  The initial net asset value is $25.00 per share for both Class A shares and Class C shares.  The maximum sales load is 5.75% of the amount invested for Class A shares, while Class C shares are not subject to sales loads. The minimum initial investment by a shareholder for Class A and Class C is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 for regular accounts and $50 for retirement plan accounts.  Class I shares are offered through a separate prospectus.  The Fund reserves the right to waive investment minimums.  The Fund’s shares are offered through ALPS Distributors, Inc. (the “Distributor”), as the distributor.  In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.  The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the sale of the shares.  Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account.  During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See “Plan of Distribution.”  The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the Fund has sold shares in an amount equal to approximately $1 billion.

	Price to Public (estimate)	Sales Load	Proceeds to Registrant[1]
Per Class A Share	$25.00	$1.44	$23.56
Per Class C Share	$25.00	None	$25.00
Total Minimum	$1,000	$57.50	$942.50
Total Maximum	$1,000,000,000	$575,000	$942,500,000

[1]	The total of other expenses of issuance and distribution are estimated to be $150,000.

Investment Adviser
Griffin Capital Credit Advisor, LLC (the “Adviser”)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund
Griffin Institutional Access Credit Fund is a continuously offered, non-diversified, closed-end management investment company.  See “The Fund.” The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares at that class of shares’ net asset value, which will be calculated on a daily basis. See “Quarterly Repurchases of Shares,” and “Determination of Net Asset Value.”

Investment Objective and Policies
The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations.   The Fund may also invest in issuers outside the U.S., with a focus on issuers in Canada and Europe.  The Fund intends to generally focus its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored) without regard to market capitalization.  The portfolio may consist of high yield bonds and bank loans, senior direct lending investments (“SDL”) (the Fund’s direct lending may also include subordinate and unitranche direct lending) and, to a lesser extent, non-performing loans (“NPLs”). The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio.  The ability of the Fund to invest in SDLs and NPLs is subject to the Sub-Adviser amending its exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Fund to participate in a co-investment program permitted by SEC exemptive relief (“Co-Investment Program”). There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief. The Fund anticipates investing its assets primarily in both Public Corporate Debt Investments and Private Corporate Debt Investments (as each term is defined below):

•     Public Corporate Debt – The Fund intends to invest primarily in U.S. high yield securities (also known as “junk bonds”), collateralized loan obligations (“CLOs”), global high yield (or “junk”) securities and other fixed-income and fixed-income related securities (as defined below) (collectively, “Public Corporate Debt Investments”) as selected by the Sub-Adviser.

•     Private Corporate Debt – The Fund’s Private Corporate Debt Investments are expected to primarily consist of bank loans, SDLs and, to a lesser extent, NPLs selected by the Sub-Adviser.  The Sub-Adviser may also originate investments for the Fund, primarily SDLs or NPLs, through the Co-Investment Program. The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser to amend the exemptive relief obtained by the Sub-Adviser to include the Fund.  Prior to the extension of the exemptive relief to the Fund, the Fund will not be able to participate in the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

Under normal circumstances, at least 80% of the Fund’s net assets plus borrowings for investment purposes will be invested in debt securities, which may include high yield securities, bank loans, SDLs, NPLs (to a lesser extent) and CLOs (excluding equity tranches of CLOs).  The Fund expects to execute its investment strategy primarily by seeking to invest in a broad portfolio of both public and private debt securities, with the allocation between the public and private securities determined by the Adviser and Sub-Adviser to seek the best risk-adjusted returns.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

•     Exposure to Both Public and Private Corporate Debt Investments – The Sub-Adviser engaged by the Adviser brings expertise and experience with respect to Public Corporate Debt Investments and Private Corporate Debt Investments.  Due to the institutional client focus of the Sub-Adviser, a retail investor may not otherwise have an ability to invest in a product advised by the Sub-Adviser and gain exposure to its expertise and experience.  In addition, many of the Private Corporate Debt Investments selected by the Sub-Adviser in which the Fund invests are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors.  Thus, the Fund enables investors to invest in Private Corporate Debt Investments, and other investments selected by or originated by the Sub-Adviser that may not be otherwise available to individual, non-institutional investors.   Further, the Adviser and Sub-Adviser seek to allocate the Fund’s investments between Private Corporate Debt Investments and Public Corporate Debt Investments to achieve potentially higher risk-adjusted returns.

•     Access to Bain Capital’s Resources. The Fund’s Adviser and Sub-Adviser will have the opportunity to draw upon the resources of the Sub-Adviser’s affiliates. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”), one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.

•     Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow. The Fund’s Adviser and Sub-Adviser have nationwide networks of relationships, including access to senior managers from current and former Bain Capital affiliated portfolio companies. In addition, the Adviser and Sub-Adviser will benefit from their respective affiliates’ relationships with lenders, accounting firms, financial and legal advisors, and restructuring professionals. Bain Capital Credit’s investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Bain Capital Credit team have networks and personal relationships with senior leveraged finance professionals at many of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Bain Capital Credit and its affiliates are commonly sought out as strategic partners as their capital investments are often highly tailored and structured to meet the needs of management.

•     Ability to Invest in Directly Originated Debt.  The Fund expects that a portion of its investments will be in originated transactions directly to companies that the Adviser and Sub-Adviser believe are underserved by the traditional banking system, although the Fund also may source transactions via the private equity sponsor channel. The ability of the Fund to make such investments is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief.  The Sub-Adviser employs investment professionals focused on the direct origination of debt products. The Fund intends to originate debt investments by leveraging the Sub-Adviser’s global network of relationships. Specifically, the Adviser, with the assistance of the Sub-Adviser, intends to source investment opportunities through a combination of: (i) direct origination efforts of BCSF’s investment team as a result of its contacts with companies, including corporate relationships and experienced senior management teams; (ii) access to networks of relationships, including senior managers from current and former Bain Capital affiliated portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. The Adviser, with the assistance of the Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.  The Fund believes that the experience of the Adviser’s and Sub-Adviser’s respective investment teams in working directly with borrowers to create customized financing solutions will enable the Fund to seek to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services.

In certain circumstances or market environments the Fund may reduce its investment in debt securities and hold a larger position in cash or cash equivalents.  The Fund may invest in debt securities of any duration, maturity, or credit quality, including high yield securities (also known as “junk bonds”).  The Fund’s debt investments may take the form of corporate loans or corporate bonds, which may be secured or unsecured, and may, in some cases, be accompanied by warrants, options or other forms of equity participation.  The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser and Sub-Adviser believe the borrower and the potential investment present an opportunity for risk-adjusted income and returns.  The Fund’s senior direct lending investments will be focused primarily in middle-market companies with between $10 million and $150 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Adviser and Sub-Adviser intend to focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that may provide protection in rising interest rate and inflationary environments.  The Fund may also invest in non-controlling interests in equity and junior debt tranches of CLOs, collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund defines “fixed-income and fixed-income related securities” to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; and (ii) equity of investment funds, which may include public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may also invest up to 15% of its assets in private investment funds (investment funds that would be investment companies but for the exclusions under either Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) (“Private Debt Funds”); and non-controlling interests in equity tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes).  The Fund anticipates engaging in borrowings and utilizing leverage during its first twelve months of operations. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.  The Private Debt Funds in which the Fund invests may also employ leverage.

Between 10% and 75% of the Fund’s assets may be invested in debt securities of foreign issuers. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”

The Fund’s Statement of Additional Information (“SAI”) contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Strategy
The Adviser and Sub-Adviser expect to execute the Fund’s investment strategy primarily by seeking to invest in a broad portfolio of debt securities, primarily Public Corporate Debt Investments and Private Corporate Debt Investments. The Fund may also invest in ETFs and Index Funds, as well as other publicly traded income producing equity securities.  With respect to making Private Corporate Debt Investments in which the Fund invests, the Adviser and Sub-Adviser consider various inputs regarding the potential issuer, including leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored).

BCSF assists the Adviser by providing ongoing research, opinions and selecting investments for the Fund’s portfolio. BCSF will seek to create an investment portfolio that generates current income and capital appreciation through rigorous, bottoms up credit selection. The portfolio is expected to consist of high yield bonds and bank loans, SDLs and, to a lesser extent, NPLs. The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio. The ability of the Fund to invest in SDLs is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief.

The primary types of investments included in the Fund are:

Bank Loans. The Fund expects that a portion of its investments will consist of interests in loans originated by banks and other financial institutions. Bain Capital Credit, LP, the Sub-Adviser’s affiliate, has managed investments in bank loans since its inception in 1998, and had approximately $18 billion in bank loan assets under management, as of September 30, 2016. The Fund may invest in term loans and revolving loans, loans that pay interest at a fixed or floating rate and loans that are senior or subordinated. However, when investing in bank loans, the Fund targets primarily senior secured loans that pay interest at a floating rate. In addition, the Fund may make investments in stressed or distressed bank loans acquired in secondary market transactions.

High Yield Debt. The Fund expects that a portion of the debt in which the Fund will invest will be rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but are, in the Sub-Adviser’s opinion, of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations.  Bain Capital Credit has managed investments in high yield debt since its inception in 1998, and had approximately $3 billion in high yield bonds under management as of September 30, 2016. High yield debt may be purchased in either public or private markets and provide cash, deferred, zero or pay-in-kind payment terms.

Senior Direct Lending. Bain Capital Credit has managed investments in SDL since its inception in 1998, and had approximately $2 billion in Senior Direct Lending assets as of June 30, 2016. SDL investments are typically protected by collateral and can be in the form of asset-based revolving lines of credit or first and second lien loans to companies with EBITDA of $10 million to $150 million. These types of securities usually feature floating cash interest over a benchmark (such as LIBOR) with a floor, a purchase price with a slight discount to par, principal protection in the form of perfected liens on collateral, and a maturity of five to seven years. They differ based on the level (such as a first or second position) and type (such as inventory or property) of collateral protection and amount of scheduled amortization.  The Fund may also engage in subordinated and unitranche direct lending.

Non-Performing Loans.  BCSF views NPLs as attractive potential investments as they are candidates for disposal by banks largely because they are non-core and onerous for banks to hold given their high capital charges, lack of cash flow generation, and operationally intense management requirements.  As governments and regulators are increasingly focused on encouraging banks to acknowledge their problematic balance sheets and to recapitalize them, BCSF believes that the Fund may acquire NPLs from banks on potentially favorable terms. Bain Capital Credit has built a dedicated NPL team to identify and execute on differentiated portfolios, focusing primarily on complex, atypical collateral where a first mover advantage exists.

Structured Debt and Equity. The Fund may invest in CLOs and other structured products, consisting of CBOs, CDOs and credit-linked notes, including and non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products.  Bain Capital Credit is an experienced CLO manager and investor with a strong track record of over 17 years.  Bain Capital Credit’s dedicated Structured Products team manages North American and European CLOs and evaluates opportunities in CLO debt and equity.

Investment Adviser
The Adviser was formed in 2016 and commenced operations in 2017 and is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser is an indirect majority-owned subsidiary of Griffin Capital Company, LLC, formerly Griffin Capital Corporation (“Griffin Capital”).  Griffin Capital is a privately-held, Los Angeles headquartered investment and asset management company with a 21-year track record sponsoring real estate investment vehicles and managing institutional capital. Led by senior executives with more than two decades of real estate experience who have collectively closed transactions representing over $22 billion in value, Griffin Capital and its affiliates have acquired or constructed approximately 55.4 million square feet of space since 1995. Griffin Capital and its affiliates own, manage, sponsor and/or co-sponsor a portfolio consisting of approximately 38* million square feet of space, located in 30 states and the United Kingdom, representing approximately $6.9* billion in asset value, based on purchase price, as of September 30, 2016.

* Includes the property information related to interests held in certain joint ventures.

Sub-Adviser
The Adviser has engaged BCSF Advisors, LP (“BCSF”), an SEC registered investment adviser pursuant to the provisions of the Advisers Act, to provide ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. It is anticipated that 100% of the Fund’s portfolio will consist of investments recommended to the Adviser by BCSF.

Fees and Expenses
The Adviser is entitled to receive a monthly fee at the annual rate of 1.85% of the Fund’s daily net assets.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.60% and 3.35% per annum of the Fund’s average daily net assets (the “Expense Limitation”) attributable to Class A and Class C shares, respectively. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain until March 31, 2018, unless and until the Board approves its modification or termination. The Fund does not anticipate that the Fund’s Board of Trustees will terminate the Expense Limitation Agreement during this period.  The Expense Limitation Agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After one year from the effective date of the registration statement, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.  See “Management of the Fund.”

Administrator and Accounting Agent	ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent. See “Management of the Fund.”
Distribution Fees
Class C shares will pay to the Distributor a distribution fee (the “Distribution Fee”) that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis.  Class A shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Transfer Agent	DST Systems, Inc. serves as the Fund’s Transfer Agent. See “Management of the Fund.”
Closed-End Fund Structure
Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund’s shares (at least 5%) quarterly, which is discussed in more detail below.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Share Classes
The Fund intends to offer three different classes of shares: Class A, Class C and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund.  However, the purchase restrictions and ongoing fees and expenses for each share class are different.  The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.”  If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor.  When selecting a share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.  The Fund also offers Class I shares, which are subject to different sales loads and ongoing fees and expenses, through a separate prospectus.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  An investment in the Fund should not be viewed as a complete investment program.

Repurchases of Shares
The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

Summary of Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares.  See “Risk Factors.”

Risks Related to an Investment in the Fund

Minimal Capitalization Risk.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations.  There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.  An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.  Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities.  There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make quarterly distributions to shareholders.  All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk.  Secured debt hold the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Structured Products Risk.  The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Bank Loans Risk.  The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. The bank loan market currently, however, is facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

Non-Performing Loans Risk.  The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk.  A portion of the Fund’s investments may be originated through the Co-Investment Program.  The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions.  Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders.  In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective.

Sourcing Investment Opportunities Risk.  The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Adviser and Sub-Adviser will be able to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

CLO Risk.  In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.  The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.  See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO.  During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date.  An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund.  In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.  Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make.  If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

Mezzanine Securities Risk.  Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk.  A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore of it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.  Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Fixed-income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund’s share price.  Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses.  The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s gains or losses.  Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund may terminate or refuse to renew any credit facility.  If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund.

Credit Risk.  There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Originated Investments Risks.  The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Private Investment Fund Risk. The Fund may invest in private investment funds, including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Valuation of Private Investments.  While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded and the Fund will use a third party pricing service to provide pricing information for certain private investments. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including a number of its bank loans and senior direct lending investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities.

Option Writing Risk.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.

Medium and Small Capitalization Company Risk. Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Sub-Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.  From time to time and as required by applicable law or under the terms of any exemptive relief, the Sub-Adviser may determine to refer certain conflicts of interest to Bain Capital Credit’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage other investment vehicles or accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Fund may create a conflict of interest as the Sub-Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Sub-Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts.

Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings.  The Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith.  In connection with that determination, investment professionals from the Adviser and Sub-Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments that each constitutes a material portion of the Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. With regard to NPLs, such investments will be valued in accordance with the valuation procedures adopted by the Fund and will not be reviewed by an independent valuation firm. In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

Conflicts of Interest Related to Direct Origination.  In the ordinary course of business, the Fund may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, we have implemented certain written policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the proposed portfolio investment and the Fund, companies controlled by the Fund or its executive officers and directors. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board of Trustees or exemptive relief for such transaction. The Board of Trustees will review these procedures on a periodic basis and approve any transaction relying on exemptive relief.

U.S. Federal Income Tax Matters	The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”
Distribution Policy	The Fund's distribution policy is to accrue dividends daily (Saturdays, Sundays and holidays included) and to distribute as of the last business day of each quarter. Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares of the same class under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Distributions are made at the class level, so they may vary from class to class within the Fund. See “Dividend Reinvestment Policy.”
Custodian	The Bank of New York Mellon Trust Company, National Association (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class A	Class C
Maximum Sales Load (as a percent of offering price)	5.75%	None
Contingent Deferred Sales Charge[1]	None	1.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%	1.85%
Interest Payments on Borrowed Funds[2]	0.04%	0.04%
Other Expenses	1.17%	1.92%
Shareholder Servicing Expenses	0.25%	0.25%
Distribution Fee	None	0.75%[5]
Remaining Other Expenses[3,4]	0.92%	0.92%
Total Annual Expenses[6]	3.06%	3.81%
Fee Waiver and Reimbursement	(0.42)%	(0.42)%
Total Annual Expenses (after fee waiver and reimbursement)	2.64%	3.39%

[1]	Class C shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.

[2]
“Interest payments on borrowed funds” is estimated based on the interest rate currently in effect with respect to the Fund’s credit facilities and includes the ongoing commitment fees payable under the terms of the credit facilities.

[3]	Estimated for current fiscal year.

[4]	CLO expenses are not included in the Other Expenses. If such expenses were included, they would be approximately 0.01% of the Fund’s net assets.

[5]
Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C shares and is payable on a quarterly basis. See “Plan of Distribution.”

[6]
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60% and 3.35% per annum of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until March 31, 2018, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  See “Management of the Fund.”

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $120 million.  You may qualify for sales load discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Purchase Terms” starting on page 61 of this prospectus.  More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 42 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the Example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year):

Share Class	1 Year	3 Years
Class A	$83	$143
Class C	$34	$112

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return (the Example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year), and you redeemed your shares in full at the end of such period.

Share Class	1 Year	3 Years
Class A	$83	$143
Class C*	$44	$112

*
If the Contingent Deferred Sales Charge applies. See " Contingent Deferred Sales Charge " under "Quarterly Repurchases of Shares."  If the Contingent Deferred Sales Charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class C shares would be $31, assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1 Year period.

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee.  However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $5. The Fund also will pay organizational and offering costs in connection with the initial offering of the shares estimated to be $61,453 and $283,743, which are subject to the 2.60% and 3.35% per annum limitation on expenses attributable to Class A and Class C shares, respectively. These organizational expenses are recorded as incurred and offering expenses will be amortized over the first twelve months of the Fund’s operations.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of any applicable sales load, will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay organizational costs and its offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate. While the Fund does not anticipate a delay in the investment of net proceeds from investors, the Fund will seek shareholder approval if the net proceeds are not invested within six months of the Fund’s initial offering in accordance with the rules under the 1940 Act.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on April 5, 2016.  The Fund’s principal office is located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, and its telephone number is 1-888-926-2688.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations. The Fund may also invest in issuers outside the U.S., with a focus on issuers in Canada and Europe. The Fund intends to generally focus its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored) without regard to market capitalization. The portfolio may consist of high yield bonds and bank loans, senior direct lending investments (“SDL”) (the Fund’s direct lending may also include subordinate and unitranche direct lending) and, to a lesser extent, non-performing loans (“NPLs”). The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio. The ability of the Fund to invest in SDLs and NPLs is subject to the Sub-Adviser amending its exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Fund to participate in a co-investment program permitted by SEC exemptive relief (“Co-Investment Program”). There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief. The Fund anticipates investing its assets primarily in both Public Corporate Debt Investments and Private Corporate Debt Investments (as each term is defined below):

•
Public Corporate Debt – The Fund intends to invest primarily in U.S. high yield securities (also known as “junk bonds”), collateralized loan obligations (“CLOs”), global high yield (or “junk”) securities and other fixed-income and fixed-income related securities (as defined below) (collectively, “Public Corporate Debt Investments”) as selected by the Sub-Adviser.

•
Private Corporate Debt – The Fund’s Private Corporate Debt Investments are expected to primarily consist of bank loans, SDLs and, to a lesser extent, NPLs selected by the Sub-Adviser. The Sub-Adviser may also originate investments for the Fund, primarily SDLs or NPLs, through the Co-Investment Program. The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser to amend the exemptive relief obtained by the Sub-Adviser to include the Fund. Prior to the extension of the exemptive relief to the Fund, the Fund will not be able to participate in the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

Under normal circumstances, at least 80% of the Fund’s net assets plus borrowings for investment purposes will be invested in debt securities, which may include high yield securities, bank loans, SDLs, NPLs (to a lesser extent) and CLOs (excluding equity tranches of CLOs).  The Fund expects to execute its investment strategy primarily by seeking to invest in a broad portfolio of both public and private debt securities, with the allocation between the public and private securities determined by the Adviser and Sub-Adviser to seek the best risk-adjusted returns.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

•
Exposure to Both Public and Private Corporate Debt Investments – The Sub-Adviser engaged by the Adviser brings expertise and experience with respect to Public Corporate Debt Investments and Private Corporate Debt Investments.  Due to the institutional client focus of the Sub-Adviser, a retail investor may not otherwise have an ability to invest in a product advised by the Sub-Adviser and gain exposure to its expertise and experience.  In addition, many of the Private Corporate Debt Investments selected by the Sub-Adviser in which the Fund invests are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors.  Thus, the Fund enables investors to invest in Private Corporate Debt Investments, and other investments selected by or originated by the Sub-Adviser that may not be otherwise available to individual, non-institutional investors.   Further, the Adviser and Sub-Adviser seek to allocate the Fund’s investments between Private Corporate Debt Investments and Public Corporate Debt Investments to achieve potentially higher risk-adjusted returns.

•
Access to Bain Capital’s Resources. The Fund’s Adviser and Sub-Adviser will have the opportunity to draw upon the resources of the Sub-Adviser’s affiliates. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”), one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.

•
Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow. The Fund’s Adviser and Sub-Adviser have nationwide networks of relationships, including access to senior managers from current and former Bain Capital affiliated portfolio companies. In addition, the Adviser and Sub-Adviser will benefit from their respective affiliates’ relationships with lenders, accounting firms, financial and legal advisors, and restructuring professionals. Bain Capital Credit’s investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Bain Capital Credit team have networks and personal relationships with senior leveraged finance professionals at many of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Bain Capital Credit and its affiliates are commonly sought out as strategic partners as their capital investments are often highly tailored and structured to meet the needs of management.

•
Ability to Invest in Directly Originated Debt.  The Fund expects that a portion of its investments will be in originated transactions directly to companies that the Adviser and Sub-Adviser believe are underserved by the traditional banking system, although the Fund also may source transactions via the private equity sponsor channel. The ability of the Fund to make such investments is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief.  The Sub-Adviser employs investment professionals focused on the direct origination of debt products. The Fund intends to originate debt investments by leveraging the Sub-Adviser’s global network of relationships. Specifically, the Adviser, with the assistance of the Sub-Adviser, intends to source investment opportunities through a combination of: (i) direct origination efforts of BCSF’s investment team as a result of its contacts with companies, including corporate relationships and experienced senior management teams; (ii) access to networks of relationships, including senior managers from current and former Bain Capital affiliated portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. The Adviser, with the assistance of the Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks.  The Fund believes that the experience of the Adviser’s and Sub-Adviser’s respective investment teams in working directly with borrowers to create customized financing solutions will enable the Fund to seek to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services.

In certain circumstances or market environments the Fund may reduce its investment in debt securities and hold a larger position in cash or cash equivalents.  The Fund may invest in debt securities of any duration, maturity, or credit quality, including high yield securities (also known as “junk bonds”).  The Fund’s debt investments may take the form of corporate loans or corporate bonds, which may be secured or unsecured, and may, in some cases, be accompanied by warrants, options or other forms of equity participation.  The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser and Sub-Adviser believe the borrower and the potential investment present an opportunity for risk-adjusted income and returns.  The Fund’s senior direct lending investments will be focused primarily in middle-market companies with between $10 million and $150 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Adviser and Sub-Adviser intend to focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that may provide protection in rising interest rate and inflationary environments.  The Fund may also invest in non-controlling interests in equity and junior debt tranches of CLOs, collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund defines “fixed-income and fixed-income related securities” to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; and (ii) equity of investment funds, which may include public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may also invest up to 15% of its assets in private investment funds (investment funds that would be investment companies but for the exclusions under either Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended ( the “1940 Act”), managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) (“Private Debt Funds”); and non-controlling interests in equity tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes).  The Fund anticipates engaging in borrowings and utilizing leverage during its first twelve months of operations. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.  The Private Debt Funds in which the Fund invests may also employ leverage.

Between 10% and 75% of the Fund’s assets may be invested in debt securities of foreign issuers. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”

The Fund’s Statement of Additional Information (“SAI”) contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Fund’s Target Investment Portfolio

The Adviser and Sub-Adviser execute the Fund’s investment strategy primarily by seeking to invest in a broad portfolio of debt securities, primarily Public Corporate Debt Investments and Private Corporate Debt Investments. The Fund may also invest in ETFs, Index Funds, and Public Investment Funds, as well as other publicly traded income producing equity securities.  With respect to making Private Corporate Debt Investments in which the Fund invests, the Adviser and Sub-Adviser consider various inputs regarding the potential issuer, including leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored).

The Fund may invest in a variety of investments in pursuing its investment objective, including:

Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Fixed-Income Instruments.  Fixed-income instruments include high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.  The Fund expects to principally invest in fixed-income instruments from issuers based in the U.S., Canada and Europe.

Secured Debt.  Secured debt, including senior secured debt, unitranche debt and second lien debt, will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt and will typically have maturities of three to ten years.

Senior Secured Debt. Senior secured debt will be structured with first-priority liens on the assets of the borrower. Senior secured debt will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt. This collateral will take the form of first-priority liens on the assets of the borrower. Senior secured debt may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Debt. Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer’s assets as discussed above. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, the Fund will be the sole lender, or the Fund together with its affiliates will be the sole lender, of unitranche debt, which can provide the Fund with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.

Second Lien Debt. Second lien debt will be structured as junior, secured debt, including second priority liens on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity.

Unsecured Debt.  Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness) and will typically have maturities of three to ten years.

Senior Unsecured Debt. Senior unsecured debt will be structured as debt that ranks senior in right of payment to any of the borrower’s unsecured indebtedness that is contractually subordinated to such debt. This debt generally provides for fixed interest rates and amortizes evenly over the term of the loan. Senior unsecured debt is generally less volatile than subordinated debt due to its priority to creditors over subordinated debt.

Subordinated Debt. Subordinated debt will be structured as unsecured, subordinated debt that provides for relatively high, fixed interest rates that provides the Fund with significant current interest income. This debt typically will have interest-only payments (often representing a combination of cash pay and Payment In Kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Subordinated debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated debt is generally more volatile than secured debt and may involve a greater risk of loss of principal. Subordinated debt often includes a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the debt.

Collateralized Loan Obligations.  A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Collateralized Debt Obligations.  A Collateralized Debt Obligation (“CDO”) is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority.  The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.  CDOs may be collateralized by a range of financial assets.  CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs.  See “Fund’s Target Investment Portfolio—Collateralized Loan Obligations” for further discussion of CLOs.  Other forms include CDOs, CBOs, by trust preferred securities issued by banks and insurance companies (TruPS CDOs), and by other forms of asset-backed securities (ABS CDOs). Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Exchange Traded Funds.  ETFs are traded similarly to stocks and listed on major stock exchanges.  Potential benefits of ETFs include diversification, cost and tax efficiency, liquidity, marginability, utility for hedging, the ability to go long and short, and (in some cases) quarterly dividends.  An ETF may attempt to track a particular market segment or index.

Index Funds.  An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index.  Index Funds are typically not actively managed, and potential benefits include low operating expenses, broad market exposure and low portfolio turnover.

The Adviser, in conjunction with the Sub-Adviser, will use both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with its strategy.

Investment Strategy – BCSF Process

BCSF assists the Adviser by providing ongoing research, opinions and selecting investments for the Fund’s portfolio. BCSF will seek to create an investment portfolio that generates current income and capital appreciation through rigorous, bottoms up credit selection. The portfolio is expected to consist of high yield bonds and bank loans, SDLs and, to a lesser extent, NPLs. The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio. The ability of the Fund to invest in SDLs is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief.

The primary types of investments included in the Fund are:

Bank Loans. The Fund expects that a portion of its investments will consist of interests in loans originated by banks and other financial institutions. Bain Capital Credit, LP, the Sub-Adviser’s parent, has managed investments in bank loans since its inception in 1998, and had approximately $18 billion in bank loan assets under management, as of September 30, 2016. The Fund may invest in term loans and revolving loans, loans that pay interest at a fixed or floating rate and loans that are senior or subordinated. However, when investing in bank loans, the Fund targets primarily senior secured loans that pay interest at a floating rate. In addition, the Fund may make investments in stressed or distressed bank loans acquired in secondary market transactions.

High Yield Debt. The Fund expects that a portion of the debt in which the Fund will invest will be rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but are, in the Sub-Adviser’s opinion, of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations.  Bain Capital Credit has managed investments in high yield debt since its inception in 1998, and had approximately $3 billion in high yield bonds under management as of September 30, 2016. High yield debt may be purchased in either public or private markets and provide cash, deferred, zero or pay-in-kind payment terms.

Senior Direct Lending. Bain Capital Credit has managed investments in SDL since its inception in 1998, and had approximately $2 billion in senior direct lending assets as of June 30, 2016. SDL investments are typically protected by collateral and can be in the form of asset-based revolving lines of credit or first and second lien loans to companies with EBITDA of $10 million to $150 million. These types of securities usually feature floating cash interest over a benchmark (such as LIBOR) with a floor, a purchase price with a slight discount to par, principal protection in the form of perfected liens on collateral, and a maturity of five to seven years. They differ based on the level (such as a first or second position) and type (such as inventory or property) of collateral protection and amount of scheduled amortization.  The Fund may also engage in subordinated and unitranche direct lending.

Non-Performing Loans.  BCSF views NPLs as attractive potential investments as they are candidates for disposal by banks largely because they are non-core and onerous for banks to hold given their high capital charges, lack of cash flow generation, and operationally intense management requirements.  As governments and regulators are increasingly focused on encouraging banks to acknowledge their problematic balance sheets and to recapitalize them, BCSF believes that the Fund may acquire NPLs from banks on potentially favorable terms. Bain Capital Credit has built a dedicated NPL team to identify and execute on differentiated portfolios, focusing primarily on complex, atypical collateral where a first mover advantage exists.

Structured Debt and Equity. The Fund may invest in CLOs and other structured products, consisting of CBOs, CDOs and credit-linked notes, including and non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products.  Bain Capital Credit is an experienced CLO manager and investor with a strong track record of over 17 years.  Bain Capital Credit’s dedicated Structured Products team manages North American and European CLOs and evaluates opportunities in CLO debt and equity.

BCSF selects and monitors investments from the above asset classes based on an analytical approach that generally involves evaluating the following investment characteristics:

Idea Generation. BCSF’s professionals identify new investment opportunities primarily through industry analysis and relative value screens conducted by BCSF’s investment professionals. Investment opportunities also arise through BCSF’s network of relationships including restructuring advisors, commercial and investment banks.

Market Definition. Traditionally, the first step in BCSF’s fundamental competitive analysis is defining, as accurately as possible, the market in which a company competes. Market definition generally requires an assessment of the customer needs driving the consumption of a company’s products and services. If the market is defined too narrowly, substitute goods or services may be overlooked, and a company’s ability to affect pricing may be overestimated. Likewise, if the market is defined too broadly, competitive advantage may be underestimated. Many of the tools used in the definition process are derived from methodologies developed at consulting firms.

Market Size and Prospects for Growth. Once a market is defined, the next step in BCSF’s analysis is to attempt to determine the dollar size of the market and to assess its growth prospects.  Although market information may often be available through publicly available information, BCSF’s professionals are trained to question the available data because of the inherent biases of the reporting authorities (e.g., trade publication, industry group, “independent” consultants). BCSF seeks to identify the primary drivers of growth (i.e., demographic trends, buying habits, technological shifts) to validate conclusions drawn by the public information. If validation is not possible, BCSF often derives its own industry growth model through primary source research.

Margin Analysis and Cost Structure. After examining the market environment in which a company operates, BCSF typically scrutinizes the company’s historical performance and prospects. This analysis centers around the company’s sustainable margins and its quality of earnings. BCSF’s professionals attempt to assess the sustainability of a company’s margins over time by tracking and projecting pricing trends in the industry (based on research regarding market definition, size and growth characteristics) and the company’s cost structure relative to its competitors. BCSF generally assesses a company’s quality of earnings through detailed margin analysis as well as evaluations of a company’s return on assets, paying particular attention to one-time charges and extraordinary events.

Competitive Landscape. In evaluating a company’s prospects, BCSF seeks to identify and assess the current and prospective competitors of that company. The scale economies, technological advantages, and cost efficiencies available to such competitors may then be compared and contrasted in order to benchmark a company’s relative strengths and weaknesses. Although a company may participate in a large, growing and otherwise attractive market, its prospects may depend on its ability to maintain a competitive advantage. BCSF’s professionals are trained to rigorously analyze a competitive landscape in order to determine whether a company can be expected to perform at levels consistent with the business plan proffered by the company’s management or other sponsors. A significant portion of this analysis is often conducted through interviews of portfolio company executives, other industry contacts, as well as competitors and suppliers.

Corporate Structure and Access to Capital Markets. BCSF generally reviews the corporate structure of each of its investments to understand how the company’s assets are distributed, which subsidiaries have the support of those assets and how any guarantees, liens or pledges will affect an investment in the company. BCSF also analyzes an issuer’s capitalization, its financial flexibility, debt amortization requirements, and the covenants, terms and conditions of the issuer’s outstanding debt and equity securities. Reviewing the various covenant levels and compliance issues is an important part of BCSF’s investment monitoring system. BCSF’s professionals have extensive experience analyzing the corporate structure and covenant issues in each of the targeted asset classes.

Regulatory, Tax and Legal Environment. As part of its review process, BCSF generally performs a review of potential regulatory, tax, and legal contingencies to assess any potential negative impact on the company’s value or ability to continue as an ongoing concern.

Underwriting and Due Diligence. BCSF’s due diligence and underwriting process for the Fund’s prospective investments includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, review of industry data and analyst coverage and, if needed, consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes will continue during the portfolio monitoring process, when BCSF will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies

On-Going Monitoring. Closely monitoring financial performance and market developments of portfolio investments is critical to successful investment management. Accordingly, BCSF is actively involved in an on-going portfolio review process. To the extent a portfolio investment is not meeting plan, BCSF takes corrective action when appropriate.

Co-Investment Program

Through the Co-Investment Program, the Sub-Adviser will originate investments for the Fund, primarily SDLs or NPLs.  The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser and its affiliates to amend the exemptive relief obtained by the Sub-Adviser’s affiliates to include the Fund.  Prior to the extension of such exemptive relief to the Fund, the Fund will not be able to invest through the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

Under the terms of the Co-Investment Program, the Adviser and a majority of the Fund’s independent Trustees will approve of any proposed investments for the Co-Investment Program.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund’s cash balances in any investments it deems appropriate.  The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.  The Fund may engage in borrowings and the use of leverage during its first twelve months of operation, to a limited extent, in acquiring investments.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year.  It is anticipated that the Fund’s annual portfolio turnover rate will ordinarily be between 25% and 75%.  The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate.  The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action.  These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund.  Further, the Underlying Funds in which the Fund invests may experience high rates of portfolio turnover.  High rates of portfolio turnover in the Underlying Funds may negatively impact their returns and, thus, negatively impact the returns of the Fund.  Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s Statement of Additional Information.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.  See “U.S. Federal Income Tax Matters.”

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Risks Related to an Investment in the Fund

Minimal Capitalization Risk.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations.  There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.  An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.  Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities.  There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make quarterly distributions to shareholders.  All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk.  Secured debt hold the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Structured Products Risk.  The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Bank Loans Risk.  The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. The bank loan market currently, however, is facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation. A selling institution voting in connection with a potential waiver of a default by a borrower may have interests different from those of the Fund, and the selling institution might not consider the interests of the Fund in connection with its vote. Notwithstanding, most participation agreements with respect to loans provide that the selling institution may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or collateral without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver). In addition, many participation agreements with respect to Loans that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers, the selling institution may repurchase such participation at par.

Non-Performing Loans Risk.  The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk.  A portion of the Fund’s investments may be originated through the Co-Investment Program.  The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions.  Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders.  In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective.

Sourcing Investment Opportunities Risk.  The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Adviser and Sub-Adviser will be able to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

CLO Risk.  In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.  The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.  See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO.  During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date.  An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund.  In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.  Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make.  If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

Mezzanine Securities Risk.  Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk.  A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore of it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities with unrated or below investment-grade debt.

High yield debt may also be in the form of zero-coupon or deferred interest bonds, which are bonds which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in the interest rates than bonds that that provide for regular payments of interest.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of the Fund’s portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.  Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Fixed-income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund’s share price.  Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses.  The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s gains or losses.  Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund may terminate or refuse to renew any credit facility.  If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund.

Credit Risk.  There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Originated Investments Risks.  The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Private Investment Fund Risk. The Fund may invest in private investment funds, including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Valuation of Private Investments.  While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded and the Fund will use a third party pricing service to provide pricing information for private investments. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including a number of its bank loans and senior direct lending investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities.

Option Writing Risk.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.

Medium and Small Capitalization Company Risk. Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Sub-Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.  From time to time and as required by applicable law or under the terms of any exemptive relief, the Sub-Adviser may determine to refer certain conflicts of interest to Bain Capital Credit’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage other investment vehicles or accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Fund may create a conflict of interest as the Sub-Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Sub-Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts.

Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings.  The Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith.  In connection with that determination, investment professionals from the Adviser and Sub-Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments that each constitutes a material portion of the Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. With regard to NPLs, such investments will be valued in accordance with the valuation procedures adopted by the Fund and will not be reviewed by an independent valuation firm. In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

Conflicts of Interest Related to Direct Origination.  In the ordinary course of business, the Fund may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, we have implemented certain written policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the proposed portfolio investment and the Fund, companies controlled by the Fund or its executive officers and directors. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board of Trustees or exemptive relief for such transaction. The Board of Trustees will review these procedures on a periodic basis and approve any transaction relying on exemptive relief.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees (the “Board”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.  The Board is comprised of five trustees (the “Trustees”).  The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser.  The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Griffin Capital Credit Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, serves as the Fund’s investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Delaware limited liability company formed in 2016, for the purpose of advising the Fund.  The Adviser is controlled by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this prospectus.

Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund’s service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.85% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for fiscal period ending June 30, 2017.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60% and 3.35% per annum of the Fund’s average daily net assets attributable to Class A and Class C, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until March 31, 2018, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After March 31, 2018, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Shareholders will also pay a pro rata share of asset-based and performance fees associated with the Underlying Funds.

Adviser’s Investment Committee

The Adviser has established an Investment Committee comprised of six persons (the “Committee”) responsible for: setting overall investment policies and strategies of the Adviser; approval of Private Corporate Debt Investments being considered for investment by the Fund; establishing allocation targets for the investment portfolio of the Fund among the investments in which the Fund intends to invest; and generally overseeing the activities of the Portfolio Managers (see below).

The members of the Committee, and their professional background and experience, are as follows:

Kevin A. Shields -- Mr. Shields is the Chief Executive Officer and is a Principal of the Adviser, a position he has held since its inception in 2017.  Mr. Shields also serves as the Fund’s President and a member of the Board of Trustees, positions he has held since the Fund’s formation. Mr. Shields is also Chairman and Chief Executive Officer of Griffin Capital Company, LLC, which he founded in 1995, and is the chief executive officer of our exclusive wholesale marketing agent, Griffin Capital Securities, LLC and controls our adviser through his ownership of Griffin Capital Company, LLC. Griffin Capital Company, LLC, through a wholly-owned subsidiary, owns Griffin Capital Securities, LLC. Mr. Shields also serves as the Chief Executive Officer of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as a Trustee of the Board of Trustees of Griffin Institutional Access Real Estate Fund (“GIREX”), a position he has held since its inception in 2014.  Mr. Shields also currently serves as Chief Executive Officer and Chairman of the board of directors of Griffin Capital Essential Asset REIT, Inc. (“GCEAR”) and Griffin Capital Essential Asset REIT II, Inc. (“GCEAR II”), two public non-traded REITs sponsored by Griffin Capital Company, LLC, positions he has held since each company's formation in 2008 and 2013, respectively. He is also President and a member of the board of directors of Griffin-Benefit Street Partners BDC Corp. ("GB-BDC"), a non-diversified, closed-end management investment company regulated as a business development company under the 1940 Act, positions he has held since the company's formation in May 2014. He also serves as a non-voting special observer of the board of directors and member of the investment committee of Griffin-American Healthcare REIT III, Inc., a public non-traded REIT co-sponsored by Griffin Capital Company, LLC. Before founding Griffin Capital Company, LLC, from 1993 to 1994, Mr. Shields was a Senior Vice President and head of the Structured Real Estate Finance Group at Jefferies & Company, Inc., a Los Angeles-based investment bank. During his tenure at Jefferies, Mr. Shields focused on originating structured lease bond product with a particular emphasis on sub-investment grade lessees. While there, he consummated the first securitized forward lease bond financing for a sub-investment grade credit tenant. From 1992 to 1993, Mr. Shields was the President and Principal of Terrarius Incorporated, a firm engaged in the restructuring of real estate debt and equity on behalf of financial institutions, corporations, partnerships and developers. Prior to founding Terrarius, from 1986 to 1992, Mr. Shields served as a Vice President in the Real Estate Finance Department of Salomon Brothers Inc. in both New York and Los Angeles. During his tenure at Salomon, Mr. Shields initiated, negotiated, drafted and closed engagement, purchase and sale and finance agreements. Mr. Shields holds a J.D. degree, an MBA, and a B.S. degree in Finance and Real Estate from the University of California at Berkeley.

Randy I. Anderson Ph.D., CRE -- Dr. Anderson serves as Chief Investment Officer and is a Principal of the Adviser, a position he has held since its inception in 2017, and as Chairman of the Board of Trustees, a position he has held since the Fund’s formation. In addition, Dr. Anderson serves as President of Griffin Capital Asset Management Company, LLC, and has held such position since September 2015.  Dr. Anderson also serves as the Chief Investment Officer of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as Chairman of the Board of Trustees of GIREX, a position he has held since its inception in 2014.  Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital Company, LLC, a position he has held since joining Griffin Capital Company, LLC in 2014.  Dr. Anderson has also been Executive Vice President of Griffin Benefit-Street Partners BDC Corp. and its registered investment adviser, Griffin Capital BDC Advisor, LLC since May 2014. From 2012-2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income+ Real Estate Fund, where he was the Portfolio Manager.  Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate.  While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors.  In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm.  From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors.  Prior to CNL, Dr. Anderson was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002.

Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature.  Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities.  Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

David C. Rupert -- Mr. Rupert has served as a member of the Investment Committee of our adviser since its inception in 2017. Mr. Rupert has also served as the President of Griffin Capital Company, LLC since 2010, and served as Chief Operating Officer of Griffin Capital Company, LLC from 2000-2008. Mr. Rupert also serves as Chief Executive Officer of GB-BDC, a position he has held since the company’s formation in 2014, as Executive Vice President of GCEAR a position he has held since July 2015, and as Executive Vice President of GCEAR II, a position he has held since the company’s formation in November 2014.  In addition, Mr. Rupert serves as Vice President of Phillips Edison Grocery Center REIT III, Inc., a position he has held since 2016. Mr. Rupert also previously served as President of Griffin Capital Essential Asset REIT, Inc. from July 2012 through June 2015. Mr. Rupert’s 30 years of commercial real estate and finance experience includes over $9 billion of transactions executed on four continents: North America, Europe, Asia and Australia. From July 2009 to August 2010, Mr. Rupert co-headed an opportunistic hotel fund in partnership with The Olympia Companies, a hotel owner-operator with more than 800 employees, headquartered in Portland, Maine. From March 2008 through June 2009 Mr. Rupert was a partner in a private equity firm focused on Eastern Europe, in particular extended stay hotel and multifamily residential development, and large scale agribusiness in Ukraine. From 1999-2000, Mr. Rupert served as President of CB5, a real estate and restaurant development company that worked closely with the W Hotel division of Starwood Hotels. From 1997-1998 Mr. Rupert provided consulting services in the U.S. and UK to Lowe Enterprises, a Los Angeles-headquartered institutional real estate management firm. From 1986-1996, Mr. Rupert was employed at Salomon Brothers in New York, where he served in various capacities, including the head of REIT underwriting, and provided advice, raised debt and equity capital and provided brokerage and other services for leading public and private real estate institutions and entrepreneurs. Since 1984, Mr. Rupert has served on the Advisory Board to Cornell University’s Endowment for Real Estate Investments, and in August 2010 Mr. Rupert was appointed Co-Chairman of this Board. For more than 15 years, Mr. Rupert has lectured in graduate-level real estate and real estate finance courses in Cornell’s masters-level Program in Real Estate, where he is a founding Board Member. Mr. Rupert received his B.A. degree from Cornell in 1979 and his MBA from Harvard in 1986.

Howard S. Hirsch -- Mr. Hirsch has served as a member of the Investment Committee of the Adviser since its inception in 2017. He also serves as Vice President and Secretary of the Adviser.  Mr. Hirsch serves as Vice President and General Counsel - Securities of Griffin Capital, positions he has held since June 2014. In addition, Mr. Hirsch serves as Vice President and Secretary of Griffin Capital Advisor, LLC, positions he has held since its inception in 2014.  Mr. Hirsch serves as Vice President and Secretary of GB-BDC, positions he has held since its inception in 2014.  Mr. Hirsch is Vice President and Secretary of GCEAR II, and has held these positions since June 2014 and is Vice President and Assistant Secretary of GCEAR, and has held these positions since January 2015. Prior to joining Griffin Capital in June 2014, Mr. Hirsch was a shareholder at the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC in Atlanta, Georgia. From July 2007 through the time he joined Baker Donelson in April 2009, Mr. Hirsch was counsel at the law firm of Bryan Cave LLP in Atlanta, Georgia. Prior to joining Bryan Cave LLP, from July 1999 through July 2007, Mr. Hirsch worked at the law firm of Holland and Knight LLP in Atlanta, Georgia, where he was an associate and then a partner. Mr. Hirsch has over 15 years of experience in public securities offerings, SEC reporting, corporate and securities compliance matters, and private placements. He previously handled securities, transactional and general corporate matters for various publicly-traded and non-traded REITs. Mr. Hirsch's experience also includes registrations under the Securities Act of 1933, reporting under the Exchange Act of 1934, and advising boards of directors and the various committees of public companies. He has counseled public companies on corporate governance best practices and compliance matters, and has represented issuers on SEC, FINRA, and "Blue Sky" regulatory matters in connection with registrations of public offerings of non-traded REITs and real estate partnerships. He also has experience representing broker dealers on various FINRA compliance matters. Mr. Hirsch earned his B.S. from Indiana University and his J.D. from The John Marshall Law School in Chicago, Illinois.

Spencer Propper -- Mr. Propper serves as Vice President and is a Principal of the Adviser. Additionally, Mr. Propper serves as Vice President, Product Development of Griffin Capital Company, LLC, a position he has held since joining Griffin Capital Company, LLC in 2014.  In addition, Mr. Propper serves as Vice President of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as Associate Portfolio Manager of the GIREX, a position he has held since its inception in 2014.  Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Masters of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Joseph E. Miller -- Mr. Miller serves as Chief Financial Officer of the Adviser and Treasurer of the Fund. Mr. Miller is the Treasurer of GIREX, and the Chief Financial Officer of GIREX’s adviser, Griffin Capital Advisor, LLC, and has held these positions since June 2014. In addition, Mr. Miller is the Chief Financial Officer of Griffin Capital Essential Asset Advisor II, LLC and has served as Griffin Capital’s Chief Financial Officer since February 2007, where he is responsible for all of Griffin Capital’s and Griffin Capital Essential Asset Advisor II, LLC’s accounting, finance, information technology systems and human resources functions. Mr. Miller has 25 years of real estate experience in public accounting and real estate investment firms. Prior to joining our sponsor, from 2001 to January 2007, Mr. Miller served as the Vice President and Corporate Controller, and later the Senior Vice President of Business Operations, for PS Business Parks, a publicly-traded REIT. At PS Business Parks, Mr. Miller was initially responsible for SEC filings, property-level accounting, and all financial reporting. Upon assuming the role of Senior Vice President of Business Operations, Mr. Miller was responsible for the financial operations of the real estate portfolio, policies and procedures of the organization, and information technology systems. From 1997 to 2001, Mr. Miller was the Corporate Controller for Maguire Properties, formerly Maguire Partners, where he was responsible for the accounting operations, treasury functions, and information technology systems. Before joining Maguire, from 1994 to 1997, Mr. Miller was an audit manager with Ernst & Young LLP where he was responsible for attestation engagements for financial services and real estate companies, and he also worked on initial public offering teams for real estate investment companies going public. Mr. Miller also worked with KPMG, where he became a certified public accountant. Mr. Miller received a B.S. in Business Administration, Accounting from California State University, Northridge, and an M.B.A. from the University of Southern California.

Investment Sub-Adviser

The Adviser has engaged BCSF Advisors, LP, an SEC registered investment adviser pursuant to the provisions the Advisers Act, to provide ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”) one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.

Portfolio Managers

Subject to the Committee’s oversight, Jonathan DeSimone and Andrew Carlino are the Fund’s portfolio manager (“Portfolio Managers”) and oversees the day to day investment operations of the Fund.

Jonathan DeSimone -- Mr. DeSimone joined Bain Capital Credit in 2002. He is a Managing Director, a Credit Committee member and the Chief Investment Officer of Bain Capital Credit’s Liquid Credit business including separate accounts and dedicated funds. He serves as the Portfolio Manager for the Bain Capital Senior Loan Fund, Bain Capital High Income Partnership and Bain Capital Credit’s separate accounts in liquid credit. Prior to his current role, Mr. DeSimone covered the Enterprise Services and Chemicals industries. In addition, he opened Bain Capital Credit’s London office and served as its head from 2005 to 2009. Previously, Mr. DeSimone was a Manager at Bain & Company where he worked in the firm’s Private Equity Practice performing strategic due diligence and post-acquisition strategy assessments. Mr. DeSimone received an M.B.A. from the Amos Tuck School of Business at Dartmouth College as an Edward Tuck Scholar with Highest Distinction and a B.A. from Georgetown University.

Andrew Carlino -- Mr. Carlino joined Bain Capital Credit in 2002. He is a Managing Director and Portfolio Manager in Liquid Credit. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group where he worked on engagements in the Healthcare, Software and Retail Banking sectors. He also spent five years in the US Air Force as an intelligence officer. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator and Accounting Agent

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent.  For its services as Administrator and Accounting Agent, the Fund pays ALPS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Transfer Agent

DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as Transfer Agent.

Custodian

The Bank of New York Mellon Trust Company, National Association (the “Custodian”), located at 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as custodian for the securities and cash of the Fund’s portfolio.  Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

ALPS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by a Transfer Agency Agreement, including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) distribution and shareholder servicing fees, (xiii) investment-related expenses, incurred in connection with identifying, sourcing, evaluating, valuing, researching, diligencing, monitoring, acquiring, selling or restricting investments, whether or not completed, including fees and other compensation payable to third parties in connection therewith and travel expenses incurred by the Sub-Adviser or its affiliates incurred in connection with the Fund’s affairs, and (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class A and Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the respective share class.  In addition, Class C shares are subject to a 0.75% distribution fee. Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis.

On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $3,500,000, which includes offering costs and does not take into account the effect of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on a best efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $61,453 will be borne by the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering will be deferred and amortized to expense over a 12 month period, such that deferred offering costs will be zero at the completion of the first year of operations, and expenses incident to the issuance of shares by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each Class A share will be offered at net asset value plus the applicable sales load, while each Class C share will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations.

If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  Like all investments that are valued at fair value, the Private Debt Funds will be difficult to value.  There is no single standard for determining fair value of a security.  Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate a Fund’s NAV.  Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.  The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

With respect to Private Corporate Debt Investments, the Adviser has engaged an independent third-party valuation specialist to assist in valuing such securities in certain circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of Private Corporate Debt Investments include:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Fund’s debt investments;

•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund’s actual investment position.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fair Value Pricing Committee of the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner.  Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.  Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value.  Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).  The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Sub-Adviser’s arrangements with affiliated investment advisers. The Fund’s ability to enter into transactions with affiliates of the Sub-Adviser are limited by the 1940 Act and may require exemptive relief. The Fund and the portfolio managers who are affiliated with the Sub-Adviser will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles managed by affiliates of the Sub-Adviser.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund expects its first Repurchase Request Deadline will be during the second calendar quarter of 2017.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”).  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-888-926-2688 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class C shares.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price.  The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following situations: (1) shareholder death or (2) shareholder disability.  Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.  Class A shares are not subject to a contingent deferred sales charge.  Shares acquired through the Fund’s Automatic Investment Program, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s net asset value.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Distribution Policy

The Fund intends to accrue dividends daily (Saturdays, Sundays and holidays included) and to distribute as of the last business day of each quarter. If a quarter begins on a Saturday, Sunday, or holiday, dividends for those days are accrued and distributed at the end of the preceding quarter. Income dividends begin accruing the day after a purchase is processed by the Fund or its agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Fund or its agents. Distributions of net capital gains are normally accrued and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The dividend rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. To the extent that quarterly distributions are a return of capital to shareholders, these are not dividends and are simply a return of the amounts that shareholders invested.  Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value.  The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund,  regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund distributed a dividend in the amount of $0.25 per share. If the Fund’s share price was $25.00 on December 30, the Fund’s share price on December 31 would be $24.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Unless the registered owner of shares elects to receive cash, all dividends distributed on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

Distributions are made at the class level, so they may vary from class to class within the Fund.  The Board reserves the right to change the quarterly distribution policy from time to time.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by DST Systems, Inc. (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407.  Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407.  Certain transactions can be performed by calling the toll free number 1-888-926-2688.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  Shareholders will not be subject to the alternative minimum tax.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 5, 2016. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.

The Fund intends to offer three different classes of shares: Class A, Class C and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses”.  Further, the quarterly distributions paid to shareholders, if any, will vary for each share class based on different expenses for such classes.  Certain share class details are set forth in “Plan of Distribution”.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value.  Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees.  The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly.  Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.”  The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund.  There are no pre-emptive rights associated with the shares.  The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund.  Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates.  However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account.  Share certificates that have been issued to an investor may be returned at any time.  The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery.  DST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Other Class of Shares.  The Fund intends to offer Class I shares by a different prospectus.  Class I shares are subject to higher investment minimums, but are not subject to sales charges, distribution or shareholders servicing fees.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.  The Distributor is an affiliate of the Administrator.  The Fund’s shares are offered for sale through the Distributor at net asset value plus the applicable sales load.  The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares.  In reliance on Rule 415, the Fund intends to offer to sell up to $1 billion of its shares, on a continual basis, through the Distributor.  No arrangement has been made to place funds received in an escrow, trust or similar account.  The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.  Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares and is payable on a quarterly basis.  Class A shares are not currently subject to a Distribution Fee.

The Distributor has entered into a “wholesaling” agreement with Griffin Capital Securities, LLC (“Griffin Capital Securities”), a registered broker-dealer and an affiliate of the Adviser.  Pursuant to the terms of the wholesaling agreement, Griffin Capital Securities will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including but not limited to; regional and independent retail broker-dealers.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”).  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries’.  The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner.  The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.  The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund’s transfer agent.  The returned check and stop payment fee is currently $5.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Griffin Institutional Access Credit Fund to:

Griffin Institutional Access Credit Fund
 c/o DST Systems, Inc.
430 W 7th St
Kansas City, MO 64105-1407

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-926-2688 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Griffin Institutional Access Credit Fund
(shareholder registration)
 (shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 for regular accounts and $50 for retirement accounts on specified days of each month into your established Fund account. Please contact the Fund at 1-888-926-2688 for more information about the Fund’s Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-888-926-2688.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, ALPS will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call ALPS at 1-888-926-2688 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase by an investor is $2,500 for regular accounts and $1,000 for retirement plan accounts.  The Fund reserves the right to waive investment minimums.  The Fund’s shares are offered for sale through its Distributor at net asset value plus the applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.  Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Shares

Investors purchasing Class A shares will pay a sales load based on the amount of their investment in the Fund.  The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 5.75%, as set forth in the table below. A reallowance to participating broker-dealers will be made by the Distributor from the sales load paid by each investor.  A portion of the sales load, up to 0.75%, is paid to the Fund's dealer manager (the “Dealer Manager Fee”).  The following sales loads apply to your purchases of shares of the Fund:

Amount Purchased	Dealer Reallowance*	Dealer Manager Fee	Sales Load as % of Offering Price	Sales Load as % of Amount Invested
Under $100,000	5.00%	0.75%	5.75%	6.10%
$100,000-$249,999	4.00%	0.75%	4.75%	4.99%
$250,000-$499,999	3.00%	0.75%	3.75%	3.90%
$500,000-$999,999	2.00%	0.50%	2.50%	2.56%
$1,000,000 and Above	0.00%	0.00%	0.00%	0.00%**

*	Gross Dealer Concession paid to participating broker-dealers.
**
Selling brokers, or other financial intermediaries that have entered into selling and/or intermediary agreements with the Distributor may receive a commission of up to 1.00% of the purchase price of Class A shares.

You may be able to buy Class A shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	a current or former director or Trustee of the Fund;

•
an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Adviser, Sub-Adviser or their affiliates or of a broker-dealer authorized to sell shares of the Fund;

•	purchasing shares through the Fund’s Adviser;

•	purchasing shares through a financial services firm that has a special arrangement with the Fund;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services; or

•	exchanging an investment in Class A (or equivalent type) shares of another fund for an investment in the Fund.

In addition, concurrent purchases of Class A by related accounts may be combined to determine the application of the sales load (i.e., available breakpoints or volume discounts). The Fund will combine purchases made by an investor, the investor’s spouse or domestic partner, and dependent children when it calculates the sales load.

It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of the purchase order.  If you purchase Class A shares directly from the Fund, you must notify the Fund in writing. Otherwise, notice should be provided to the Financial Intermediary through whom the purchase is made so they can notify the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•
a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you also may include (1) the cost of Class A shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for Class A shares, respectively, the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares

Class C shares are sold at the prevailing NAV per Class C share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C shares:

•
a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts (the Fund reserves the right to waive investment minimums);

•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares;

•	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares; and

•
a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares repurchased by the Fund for repurchases of Class C shares held less than 365 days following such shareholder’s initial purchase.

The Distributor pays 1% of the amount invested to broker-dealers who sell Class C shares.  The Adviser or an affiliate reimburses the Distributor for monies advanced to broker-dealers.  Because Class C shares of the Fund are sold at the prevailing NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately.

Shareholder Service Expenses

The Fund has adopted a “Shareholder Services Plan” with respect to its Class A and Class C shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.  Under the Shareholder Services Plan, the Fund, with respect to Class A and Class C shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A and Class C shares, respectively.

Distribution Plan

The Fund, with respect to its Class C shares, is authorized under a “Distribution Plan” to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of Class C shares.  The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees.  Under a Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Holland & Knight LLP, 1180 West Peachtree Street, N.W., Suite 1800, Atlanta, GA 30309.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-888-926-2688 to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-211845). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	1
Investment Objective and Policies	2
Repurchases and Transfers of Shares	10
Management of the Fund	16
Codes of Ethics	24
Proxy Voting Policies and Procedures	25
Control Persons and Principal Holders	25
Investment Advisory and Other Services	26
Portfolio Managers	33
Allocation of Brokerage	34
Tax Status	35
Other Information	38
Independent Registered Public Accounting Firm	39
Financial Statements	40
Appendix A – Griffin Capital Credit Advisor, LLC Proxy Voting Policies and Procedures	46
Appendix B – BCSF Advisors, LP Proxy Voting Policies and Procedures	49

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to the Fund.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Griffin Institutional Access Credit Fund
Class A Shares (CRDTX) and Class C Shares (CGCCX) of Beneficial Interest
 PRELIMINARY PROSPECTUS
March [   ], 2017

Investment Adviser
Griffin Capital Credit Advisor, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION MARCH [   ], 2017
STATEMENT OF ADDITIONAL INFORMATION MARCH [   ], 2017

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
Class A Shares (CRDTX) and Class C Shares (CGCCX) of Beneficial Interest
Principal Executive Offices
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
1-888-926-2688

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Class A and Class C prospectus of Griffin Institutional Access Credit Fund, dated March [  ], 2017 (the “Prospectus”), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-888-926-2688 or by visiting www.griffincapital.com.  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.  The Fund’s filings with the SEC also are available to the public on the SEC’s Internet web site at www.sec.gov.  Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	2
Repurchases and Transfers of Shares	10
Management of the Fund	16
Codes of Ethics	24
Proxy Voting Policies and Procedures	25
Control Persons and Principal Holders	25
Investment Advisory and Other Services	26
Portfolio Managers	33
Allocation of Brokerage	34
Tax Status	35
Other Information	38
Independent Registered Public Accounting Firm	39
Financial Statements	40
Appendix A – Griffin Capital Credit Advisor, LLC Proxy Voting Policies and Procedures	46
Appendix B – BCSF Advisors, LP Proxy Voting Policies and Procedures	49

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the “Fund” or the “Trust”).  The Fund was organized as a Delaware statutory trust on April 5, 2016.  The Fund’s principal office is located at c/o Griffin Capital Credit Advisor, LLC, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, and its telephone number is 1-888-926-2688. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers multiple classes of shares, including Class A and Class C shares. Information on Class I shares is available in a separate Statement of Additional Information. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

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INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1)          Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)          Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)          Purchase securities on margin, but may sell securities short and write call options.
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(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities.  The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5) Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry.  This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.

(6) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7) Make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Fund’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Fund’s total assets

Other Fundamental Policies

(1)          In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations, ETFs, Index Funds and other corporate debt investments. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). The Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Fund’s Board of Trustees. Additional information regarding the types of securities and financial instruments is set forth below.
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Private Investment Funds

The Fund may invest to a limited extent in Private Investment Funds. The Private Investment Funds in which the Fund may invest will hold portfolio securities that are consistent with the Fund’s investment objective and strategy.

The Private Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy and/or other factors, each Private Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Private Investment Fund specific and may apply to an overall portfolio limitation. The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”).  The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.  The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.  In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the NASD for funds of funds.  Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds.  The Fund may rely on these exemptive orders in investing in ETFs.

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ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange.  Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index.  An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities.  An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Although not a principal investment strategy, the Fund may invest up to 15% of its assets in private funds employing hedging strategies (commonly known as "hedge funds", i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act).  Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions.  Hedge funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

Typically, investment managers of hedge funds are compensated through asset-based fees and incentive-based allocations.  The hedge funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets.  "Alternative" investment strategies, unlike "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets.  Alternative investment strategies permit the managers of hedge funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets.  Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. "Traditional" investment companies are generally characterized by long-only investments and restricted use of leverage.

5

Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. real estate companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

6

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Sub-Adviser deems appropriate under the circumstances.  Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and Other Investment Vehicles.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities.  The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments.  Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance.  The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.
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The Fund may purchase call and put options on specific securities.  The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security.  The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option.  Using covered call options might expose the Fund to other risks, as well.  For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market.  To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.
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The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes.  The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements.  The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies.  Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make.  As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.
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Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements.  Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer.  With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.  These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code.  These tests do not apply to investments in United States Government Securities and regulated investment companies.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements).  The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.  The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

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Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.
The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.
The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares.  The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.  The repurchase fee may not exceed 2.00% of the proceeds.  Generally, the Fund does not charge a repurchase fee. However, a Class C shareholder who tenders for repurchase of such shareholder’s Class C shares during the first 365 days following such shareholder’s initial capital contribution, such they are repurchased after being held less than 365 days, will be subject to a fee of 1.00% of the value of the original purchase price of the shares repurchased by the Fund (a “Contingent Deferred Sales Charge”). The Fund or its designee may waive the imposition of the Contingent Deferred Sales Charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability.  Any such waiver does not imply that the Contingent Deferred Sales Charge will be waived at any time in the future or that such Contingent Deferred Sales Charge will be waived for any other shareholder.  Class A and Class I shares are not subject to a Contingent Deferred Sales Charge. The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures:  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount:  Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”).  The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification:  No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;
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2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.
The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the Securities and Exchange Commission (“SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners:  Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests:  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline.  The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.
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Repurchase Requests in Excess of the Repurchase Offer Amount:  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:

1.
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers:   The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

2.
If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
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If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value:  The Fund’s current net asset value per share (“NAV”) shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange.  The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements:   From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline.  This requirement means that individual assets must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund’s assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment adviser, but shall continue to be responsible for monitoring the investment adviser’s performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.
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(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.
If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio.  The investment adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board of Trustees shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:  The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer,

c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares.  Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

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MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five individuals, two of whom are “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure  Dr. Randy Anderson is the Chairman of the Board of Trustees.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that its Chairman, the chair of the Audit Committee, the chair of the Governance Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Dr. Anderson may be deemed to be an interested person of the Trust by virtue of his ownership interest in and senior management role at Griffin Capital Credit Advisor, LLC, the Adviser of the Fund and the portfolio management services he provides to the Fund. The trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees (as defined herein) exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Dr. Anderson. In view of the small size of the Board, the independent trustees have not designated any single trustee to be the lead independent trustee at this time.
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Board Risk Oversight The Board of Trustees is comprised of five trustees, three of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair and a standing independent Governance Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities. The Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.”  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Nathan Headrick -- Mr. Headrick serves as General Counsel for the private equity firm Triloma Capital, where he is responsible for overseeing legal matters in all aspects of Triloma and its product offerings, including securities design, underwriting and distribution.

Mr. Headrick is a recognized advocate and leader in the alternative investments industry. Prior to joining Triloma, he served as President of Bluerock Capital Markets and held numerous senior leadership roles within the CNL family of companies. Under Mr. Headrick’s leadership, these broker dealers raised over $6 billion in public alternative investment capital, representing hundreds of thousands of investors in the retail broker dealer channel.  Mr. Headrick has also served as Chief Legal Officer and General Counsel to Corporate Capital Trust, KKR and CNL’s co-sponsored public, non-traded business development company.  To date, Mr. Headrick has placed $13.5 billion of public and private equity securities into the alternative investment marketplace, including syndication of substantial public company joint ventures with KKR, The Macquarie Group and CB Richard Ellis.

Mr. Headrick is also the founder and current chairman of the IPA Policy Advocacy Committee (IPAPAC), which acts as the alternative investment industry’s primary lobbying voice.

Mr. Headrick earned his Juris Doctor from Georgetown University Law Center, where he was elected student body president.  He additionally holds a Masters of Theology from Harvard University and BAs from the University of North Carolina in political science and international studies.

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In 2008, Mr. Headrick was inducted into the bar of the United States Supreme Court.  The same year, he received the Orlando Business Journal 40 Under 40 Award, recognizing the forty most influential business persons in Central Florida under the age of forty.  His community activities include service on the boards of the Class of 1938 Foundation, the Orange County Regional History Center, Junior Achievement of Florida, Florida Children’s Hospital, and United Cerebral Palsy of Central Florida.

Mr. Headrick received the American Bar Association Order of the Silver Key in 2003, and was inducted into the Order of the Golden Fleece in 1996.  He is also a member of the DC Court of Appeals bar and the Florida bar.  Mr. Headrick is a registered FINRA arbitrator and holds Series 7, 24, 63, 79 and 99 licenses.  In 2012, Mr. Headrick was appointed to a term on the FINRA Corporate Finance Committee.

Robb Chapin -- Mr. Chapin has over 19 years’ experience in commercial real estate. His experience has included:

From late 2005 to 2013, Mr. Chapin served as Co-Chief Executive Officer for Servant Investments and Co-Founder of Servant Healthcare Investments, LLC, (“SHI”) an affiliate of Servant Capital Group where he was responsible for corporate strategy, capital formation and served on the executive committee. Servant Healthcare Investments was the sub-advisors to a public non-traded healthcare REIT focused on seniors housing and other healthcare related properties and the GP/sponsor of a private healthcare development fund.

From 1999 to 2005, Mr. Chapin served as Executive Vice President for Trustreet Properties, Inc. (“A CNL Legacy Fund”), a publicly traded REIT with over 3,000 properties in over 40 states. He managed the investment strategy nationally for the acquisition of single-tenant net leased properties and was responsible for over $2 billion of commercial real estate acquisitions and investments and served on the company’s investment committee.

From 1997 to 1998, Mr. Chapin participated in the formation of CNL Retirement Properties, which acquired a portfolio consisting of over 275 properties nationwide valued at over $4.2 billion. Prior to joining CNL in 1997, he was the President of Leader Enterprises, a premier sports marketing company.

Mr. Chapin received his Bachelor of Science from Appalachian State University and completed significant course work toward his Master of Business Administration at the Crummer Graduate School of Business at Rollins College in Winter Park, Florida.

Ira Cohen -- Mr. Cohen is a successful mutual fund executive with over 33 years of retail, offshore and institutional experience. He is Executive Vice President of Asset Management Services for Recognos Financial, a provider of semantic data analysis for the financial services industry. He currently serves as an Independent Trustee for both the Valued Advisors Trust and the Angel Oak Funds Trust. Over the past ten years Mr. Cohen has served as managing principal of a boutique consulting company providing advisory and compliance related services. Mr. Cohen’s client list includes Depository Trust & Clearing Corporation (DTCC), Goldman Sachs, Fidelity, Waddell & Reed, Commonwealth Funds, DST Systems and FINRA.

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Previously, Mr. Cohen spent 13 years as a Senior Vice President of INVESCO Fund Services, formerly known as AIM Investments. Mr. Cohen was responsible for all Transfer Agent Operations and Services for retail, retirement, institutional and offshore funds.  Before joining INVESCO he held senior management positions at Bank of New York and Prudential Mutual Fund Services.

As a highly sought after industry thought leader, Mr. Cohen is a frequent keynote speaker at top industry conferences and holds key positions across numerous industry organizations.  Mr. Cohen has held FINRA Registered Series 6, Series 26 and Series 63 licenses.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathaniel Headrick Age: 42	Trustee Since 2017	General Counsel, Triloma Capital (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-present; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	2
Class of 1938 Foundation (nonprofit), 1996-present; Orange County Regional History Center (nonprofit), 2005-2013; Junior Achievement of Florida (nonprofit), 2007-2011; Florida Children’s Hospital (nonprofit), 2007-2011; and United Cerebral Palsy of Central Florida (nonprofit), 2004-2011; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.

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Robb Chapin Age: 54	Trustee Since 2017	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013	2	ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.
Ira Cohen Age: 57	Trustee Since 2017	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	2	Valued Advisers Trust (14 portfolios), 2010-present; and Angel Oak Funds Trust (2 portfolios), 2014-present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present..
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Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin Shields Age: 58	President and Trustee Since 2017	Chairman and Chief Executive Officer of Griffin Capital Company, LLC; Chief Executive Officer of Griffin Capital Securities, LLC; President and Director, Griffin-Benefit Street Partners BDC Corp.; President and Chief Executive Officer of Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.	2
Chairman, Griffin Capital Company, LLC; 1995- present; Director, Griffin Capital Essential Asset REIT, Inc., 2008- present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014- present; Director., Griffin-Benefit Street Partners BDC Corp., 2014-present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.

Joseph Miller Age: 53	Treasurer Since 2017	Chief Financial Officer, Griffin Capital Company, LLC; Chief Financial Officer, Griffin-Benefit Street Partners BDC Corp.	n/a	n/a
Randy Anderson Age: 48	Executive Vice President, Secretary and Trustee Since 2017	Chief Economist, Griffin Capital Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin-Benefit Street Partners BDC Corp.	2	Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.
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Jay Haas, Jr. Age: 45	Chief Compliance Officer Since 2017	Compliance Director, Cipperman Compliance Services, LLC (compliance services provider). 2014-present; Risk Manager, Vanguard (asset manager), 2011-2014; Compliance Manual, Vanguard Marketing Corporation (asset manager), 2006-2011.	n/a	n/a
Alan Gattis Age: 36	Assistant Treasurer Since 2017	Fund Controller, ALPS Fund Services, Inc., 2011-present; Audit Manager, Spicer Jeffries LLP (a public accounting firm), 2009-2011; Auditor, PricewaterhouseCoopers LLP, 2004-2009.	n/a	n/a
Howard S. Hirsch Age: 51	Vice President and Assistant Secretary Since 2017
Vice President and General Counsel – Securities, Griffin Capital Company, LLC, 2014-present; Vice President and Secretary; Griffin-Benefit Street Partners BDC Corp., 2014-present; Vice President, Griffin Capital BDC Advisor, LLC, 2014-present; Vice President and Assistant Secretary, Griffin Capital Essential Asset REIT II, Inc., 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT, Inc., 2015-present; Shareholder, Baker Donelson, Caldwell & Berkowitz, PC, 2009-2014.
			n/a	n/a

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Christopher Moore Age: 32	Assistant Secretary Since 2017	Senior Counsel, ALPS Fund Services, Inc. 2016-present; Associate, Thompson Hine LLP 2013-2016; Corporate Counsel, DSW Inc. 2012-2013.	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Credit Fund and the Griffin Institutional Access Real Estate Fund.

Board Committees

The Board has established two standing committees: the Audit Committee and the Governance Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Trustees, except for Messrs. Anderson and Shields, each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of February 28, 2017, the Audit Committee met once.
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Governance Committee

The Board has a Governance Committee that consists of all the Trustees, except for Dr. Anderson and Mr. Shields, each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter. The Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Governance Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934.  The Governance  Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee meets to consider nominees as is necessary or appropriate.  The Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of February 28, 2017, the Governance Committee met once.

Trustee Ownership

As of February 28, 2017, no Trustees owned shares of the Fund.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser receives $2,500 per quarterly and special in-person meetings and $500 per special telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings.  The chair of the Audit Committee receives an additional $500 annually.  None of the executive officers receive compensation from the Trust.

CODES OF ETHICS

Each of the Fund, the Adviser, the Sub-Adviser and the Trust’s Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”).  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”).  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, who may in turn delegate to the Sub-Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser (or the Sub-Adviser) vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser (or the Sub-Adviser)  to present to the Board, at least annually, the Adviser’s (or Sub-Adviser’s) Proxy Policies and a record of each proxy voted by the Adviser (or the Sub-Adviser)  on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser (or the Sub-Adviser) involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser (or the Sub-Adviser), any affiliated person(s) of the Adviser (or the applicable Sub-Adviser), the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser (or the Sub-Adviser)  will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser (or the Sub-Adviser) will abstain from voting.  Copies of the Adviser’s and the Sub-Adviser’s proxy voting policies is attached hereto as Appendix A and Appendix B, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-888-926-2688; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1-888-926-2688 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. The Adviser is a Delaware limited liability company. The Adviser is owned, through subsidiaries, by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he owns, more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this SAI. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders. As of the date of this Statement of Additional Information, other than the Adviser and the Sub-Adviser, no shareholders of record owned 5% or more of the outstanding shares of the Fund. As of the date of this SAI, the Trustees and officers owned no shares of the Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Griffin Capital Credit Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, serves as the Fund’s investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser is a Delaware limited liability company formed in 2016 for the purpose of advising the Fund.  The majority of shares in the Adviser are owned indirectly by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this SAI.

Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund’s service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.85% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60% and 3.35% per annum of the Fund’s average daily net assets attributable to Class A and Class C, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until March 31, 2018, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After March 31, 2018, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

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The Sub-Adviser

The Adviser has engaged BCSF Advisors, LP (the “Sub-Adviser”), an SEC registered investment adviser pursuant to the provisions of the Advisers Act, to manage the Fund's investment portfolio.

Under the terms of the Sub-Adviser Agreement with the, the Sub-Adviser will receive fees as follows: 0.75% for up to $250 million in assets under advisement, 0.65% for $250 million to $500 million in assets under advisement, 0.60% for $500 million to $1 billion in assets under advisement and 0.55% for $1 billion or more in assets under advisement.

Conflicts of Interest - Adviser

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”).  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

Conflicts of Interest – Sub-Adviser

As a result of arrangements with Bain Capital Credit, L.P. (“Bain Capital Credit”), the parent of the Sub-Adviser, there may be times when the Sub-Advisor or such persons have interests that differ from those of shareholders, giving rise to a conflict of interest.

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Conflicts Related to Obligations of Bain Capital Credit or the Portfolio Managers

Bain Capital Credit employees, including the Portfolio Managers, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit and/or its affiliates. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Bain Capital Credit has management responsibilities for other investment funds, accounts and investment vehicles. There is a potential that the Fund will compete with these funds, and other entities managed by Bain Capital Credit and its affiliates, for capital and investment opportunities. As a result, Bain Capital Credit and the Portfolio Managers who are affiliated with Bain Capital Credit will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles managed by Bain Capital Credit and its affiliates. Bain Capital Credit intends to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Sub-Adviser can offer no assurance that such opportunities will be allocated to the Fund fairly or equitably in the short-term or over time. The Fund expects that Bain Capital Credit and the Sub-Adviser will agree with the Board that, subject to applicable law, allocations among the Fund and other investment funds, accounts and investment vehicles managed by Bain Capital Credit will generally be made based on capital available for investment in the asset class being allocated and the respective governing documents of such investment funds, accounts and investment vehicles. It is expected that available capital for Fund investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board or as imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that the Fund will be able to participate in all investment opportunities that are suitable.

Restricted Ability to Enter Into Transactions with Affiliates

The Fund is prohibited under the 1940 Act from participating in certain transactions with affiliates without the prior approval of the Fund’s independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be an affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate without the prior approval of the Fund’s independent Trustees. The Fund considers the Sub-Adviser and its affiliates, including Bain Capital Credit, to be affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of affiliates without prior approval of the Fund’s independent Trustees and, in some cases, of the SEC. The Fund is prohibited from buying or selling any security from or to any person who owns more than 25% of the Fund’s voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.
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The Fund may, however, invest alongside Bain Capital Credit’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Bain Capital Credit, acting on the Fund’s behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. We may also invest alongside Bain Capital Credit’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and Bain Capital Credit’s allocation policy. If the Fund is prohibited by applicable law from investing alongside Bain Capital Credit’s investment funds, accounts and investment vehicles with respect to an investment opportunity, the Fund will not participate in such investment opportunity. This allocation policy provides that allocations among us and investment funds, accounts and investment vehicles managed by the Sub-Adviser and its affiliates will generally be made pro rata based on capital available for investment, as determined, in the case of the Fund, by the Board as well as the terms of the Fund’s governing documents and those of such investment funds, accounts and investment vehicles. It is the Sub-Adviser’s policy to base determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Sub-Adviser expects that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by Bain Capital Credit. However, there can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by Bain Capital Credit is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of Bain Capital Credit’s clients, subject to the limitations described in the preceding paragraph, Bain Capital Credit will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Bain Capital Credit has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available.  See also “— Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers” below.

The Fund’s ability to invest through co-investment transactions is dependent on the ability of the Sub-Adviser and its affiliates to amend the exemptive relief obtained by the Sub-Adviser’s affiliates to include the Fund.  Prior to the extension of such exemptive relief to the Fund, the Fund will not be able to invest through the Co-Investment Program and, thus, will not be able to fully implement its investment strategy. The Sub-Adviser believes that co-investment by the Fund and investment funds, accounts and investment vehicles managed by Bain Capital Credit may afford the Fund additional investment opportunities and an ability to achieve greater diversification.
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Operation in a Highly Competitive Market for Investment Opportunities

The business of investing in assets meeting the Fund’s investment objective is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including business development companies, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. Increased competition for, or a diminishment in the available supply of, investments suitable for the Fund could result in lower returns on such investments. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The Fund may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.

The Fund may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Bain Capital Credit. Although Bain Capital Credit will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of the Fund and our shareholders. Moreover, the performance of investments will not be known at the time of allocation.

Resolution of Conflicts

The Sub-Adviser will approach all conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund, on the one hand, and a fund advised by the Sub-Adviser or its affiliates, on the other hand, the Sub-Adviser will represent the interests of the Fund, and the other participating investment adviser will represent the interests of the fund it advises. In resolving conflicts, the Sub-Adviser and the other affiliated investment advisers will generally consider various factors, including the interests of the Fund and the funds they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the funds they advise. From time to time and as required by applicable law or under the terms of any exemptive relief, the Sub-Adviser and other affiliated investment advisers may determine to refer certain conflicts of interest to Bain Capital Credit’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest. See also “— Allocation of Investment Opportunities Among the Fund, Other Investment Advisor Funds and Related Funds” below.

When conflicts arise between the Fund, on the one hand, and another fund advised by an affiliated investment adviser, on the other hand, the Sub-Adviser will resolve the conflict. In doing so, it will generally consider various factors, including the interests of the Fund and the other fund advised by the affiliated investment adviser with respect to the immediate issue and/or with respect to the longer term course of dealing among the Fund and the other fund advised by the affiliated investment adviser. In the case of such conflicts involving the Fund and other funds advised by the affiliated investment adviser, the Sub-Adviser’s determination as to which factors are relevant, and the resolution of such conflicts will be made in the Sub-Adviser’s sole discretion except as required by the governing documents of the Fund. There can be no assurance that the Sub-Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

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Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers

The Sub-Adviser and Bain Capital Credit sponsor and manage various investment vehicles (including managed accounts), and each expects to form new investment vehicles in the future, some of which have and will have an investment strategy or objective that overlaps (in whole or in part) with those of the Fund. Certain funds are subject to investment allocation requirements (the “Investment Allocation Requirements”). Investment Allocation Requirements may be set forth in the instrument under which such fund was established (such as a fund’s limited partnership agreement (or analogous organizational document) or private placement memorandum), or in side letters.

Other funds advised by affiliated investment advisers, as well as investment vehicles formed in the future, will make certain investments that are appropriate for the Fund, and the Fund may receive a smaller allocation of any such investment or no allocation at all as a result. These relationships are likely to present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to the Fund. Subject to any Investment Allocation Requirements, opportunities for investments will be allocated among the Fund and other funds advised by affiliated investment advisers in a manner that the Sub-Adviser and the applicable affiliated investment advisers, believe in their sole discretion to be appropriate given factors they believe to be relevant. Such factors with respect to the Fund on the one hand, and the other funds advised by affiliated investment advisers on the other, and/or with respect to the target, as applicable, will generally include, but are not necessarily limited to, the following:

•	investment objectives and investment focus;
•	target’s geography, nature of its business and scale;
•	transaction sourcing;
•	liquidity and reserves;
•	diversification;
•	lender covenants and other limitations;
•	amount of capital available for investment, as well as projected future capacity for
•	investment;
•	targeted rate of return;
•	stage of development of the prospective portfolio company or other investment and anticipated holding period of the prospective portfolio company;
•	portfolio composition;
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•	suitability as a follow-on investment for a current portfolio company;
•	the availability of other suitable investments;
•	risk considerations;
•	cash flow considerations;
•	asset class restrictions;
•	industry and other allocation targets;
•	minimum and maximum investment size requirements;
•	tax implications;
•	legal, contractual or regulatory constraints; and
•	any other relevant limitations imposed by or conditions set forth in the applicable offering documents and limited partnership agreements (or analogous organizational documents) of each fund.

Bain Capital Credit, the Sub-Adviser, and affiliated investment advisers have substantial discretion in allocating investment opportunities. The foregoing methodology for allocation of investment opportunities will likely vary over time and will be on a case-by-case basis.

In connection with its investment activities, the Sub-Adviser and the other affiliated investment advisers have in the past and may in the future encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons, which may include, but are not limited to, the following:

1)  the Fund and other funds advised by affiliated investment advisers for which this is a suitable investment;
2)  any co-investment vehicles that have been formed to invest side-by-side with one or more of the Fund, or other funds advised by affiliated investment advisers in all or particular transactions entered into by such fund(s) (the investors in such co-investment vehicles may include employees, business associates and other “friends and family” of Bain Capital Credit or its personnel; individuals and entities that are also Fund shareholders; and/or individuals and entities that are not Fund shareholders (“Third Parties”));
3)  Fund shareholders and/or Third Parties that wish to make direct investments (i.e., not through an investment vehicle) side-by-side with one or more of the Fund or other funds advised by affiliated investment advisers in particular transactions entered into by the Fund or such other funds advised by affiliated investment advisers; and
4)  Fund shareholders and/or Third Parties acting as “co-sponsors” with the Fund with respect to a particular transaction.

Bain Capital Credit has adopted policies and procedures relating to the allocation of investment opportunities among the Fund, other funds advised by affiliated investment advisers and/or Third Parties co-investing with the Fund, and will make allocation determinations consistently therewith to the extent such policies and procedures apply to a particular investment opportunity. From time to time, Bain Capital Credit or other affiliated investment advisers may determine to refer certain investment opportunities to the Allocation Committee for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve conflicts in the allocation of investment opportunities among the Fund, other funds advised by affiliated investment advisers and/or Third Parties coinvesting with the Fund. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain allocations of investment opportunities.

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PORTFOLIO MANAGERS

Jonathan DeSimone and Andrew Carlino of the Sub-Adviser are the Fund’s portfolio managers.  Messrs. DeSimone and Carlino have primary responsibility for management of the Fund’s investment portfolio and have served the Fund in this capacity since it commenced operations in 2017.  Messrs. DeSimone and Carlino each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates.  Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of January 31, 2017, Messrs. DeSimone and Carlino are responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$30M	0	$0
Other Pooled Investment Vehicles	4	$4,308M	1	$1,643M
Other Accounts	30	$8,328M	9	$2,635M

As of January 31, 2017, Messrs. DeSimone and Carlino owned no Fund shares.

Administrator and Accounting Agent

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent.  For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

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Distributor

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by either (i) the portfolio manager who is an employee of the Adviser or (ii) designated employees of the Sub-Adviser. Both the Adviser and the Sub-Adviser are authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Adviser or the Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as either the Adviser or the Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, both the Adviser and the Sub-Adviser will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if either the Adviser or the Sub-Adviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, either the Adviser or the Sub-Adviser, as applicable, may select brokers or dealers who also provide brokerage, research and other services to other accounts over which either the Adviser or the Sub-Adviser, as applicable, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Adviser and its affiliates, as well as the Sub-Adviser and its affiliates, will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser, as well as the Sub-Adviser, places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

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If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

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All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

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Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Cipperman Compliance Services, LLC (“Cipperman”) located at 500 E. Swedesford Road, Suite 104, Wayne, PA 19087, provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman and the Fund.

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Administrator

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between ALPS and the Fund.

Transfer Agent

DST Services, Inc., located at 333 W. 11th Street, Kansas City, MO 64105, serves as Transfer Agent pursuant to a transfer agency agreement between DST Systems, Inc. and the Fund.

Legal Counsel

Holland & Knight LLP, 1180 West Peachtree Street, N.W., Suite 1800, Atlanta GA 30309, acts as legal counsel to the Fund.

Custodian

The Bank of New York Mellon Trust Company, National Association (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 601 Travis Street, 16th Floor, Houston, Texas 77002

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210.

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FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Griffin Institutional Access Credit Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Griffin Institutional Access Credit Fund(the "Fund") as of January 23, 2017, and the results of operations for the period April 5, 2016 to January 23, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Ov ersight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Boston,
Massachusetts
January 31,
2017
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Griffin Institutional Access Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
January 23, 2017

ASSETS
Cash	$100,000
Deferred Offering Costs	283,743
Total Assets	383,743

LIABILITIES
Payable to Adviser for Offering Costs	283,743
NET ASSETS	$100,000

NET ASSETS CONSIST OF
Paid-in capital (Note 1)	$100,000

PRICING OF SHARES Class I:
Net asset value, offering and redemption price per share	$25.00
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,000

See accompanying notes which are an integral part of the financial statements.
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Griffin Institutional Access Credit Fund
STATEMENT OF OPERATIONS
Period from April 5, 2016 (Organization of Trust) to January 23, 2017

INVESTMENT INCOME EXPENSES	$-

Organizational Expenses	53,952

Less: Reimbursement from Adviser (Note 3)	(53,952)

NET EXPENSES	-

NET INVESTMENT INCOME	$-

See accompanying notes which are an integral part of the financial statements.
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Notes to Financial Statements
January 23, 2017

Note 1 — Organization and Registration

The Griffin Institutional Access Credit Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that will offer to make quarterly repurchases of shares at net asset value. The Fund’s Investment Adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). BCSF Advisors, LP (the “Sub-Adviser”) serves as the Fund’s investment Sub-Adviser.

The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing in public and private debt securities.

The Fund was organized as a statutory trust on April 5, 2016 and under the laws of the State of Delaware. The Fund had no operations from that date to January 23, 2017, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 Class I shares at a net asset value of $25.00 per share on January 23, 2017. The Fund is authorized to issue an unlimited number of shares.

Note 2 — Significant Accounting Policies

Basis of Presentation

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund places its cash with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit. Cash at January 23, 2017 is on deposit at The Bank of New York Melon Trust Company, NA. There are no restrictions on cash.
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Organizational and Offering Costs

All costs incurred by the Fund in connection with its organization and offering have been advanced by the Adviser subject to recoupment as described in Note 3. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

The Fund accounts for income taxes in conformity with ASC Topic 740 – Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. There were no material uncertain income tax positions, interest, or penalties as of January 23, 2017.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Note 3 — Investment Advisory and Other Agreements

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 1.85% of its average daily net assets.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to waive or reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018 to ensure that Net Annual Operating Expenses (including offering and organizational expenses, but excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 2.35% for Class I shares of the Fund’s average daily net assets. The Agreement will allow the Adviser to recover amounts previously advanced, or adviser fees waived, for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. As of January 23, 2017, the amount recoverable by the Adviser under the Agreement was $53,952.
44

The Adviser compensates the Sub-Adviser under the terms of the sub-advisory agreement. The compensation is not an expense of the Fund.

ALPS Fund Services, Inc. (“ALPS”) provides administrative, fund accounting and other services to the Fund for a monthly administration fee based on the average daily net assets at the following annual rates.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

DST Systems, Inc. ("DST"), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

Note 4 — Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.
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APPENDIX A

PROXY VOTING

Policy

Griffin Capital Credit Advisor, LLC, the “Adviser”, as a matter of policy and as a fiduciary to the Clients, has the responsibility for voting proxies for securities consistent with the best interests of Clients. The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy policies and practices and the availability of the Adviser’s proxy voting record. The Adviser does not vote proxies regarding securities held by the Fund but rather, delegates the voting responsibility to the Sub-Adviser.

Background & Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

(b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the recommendations regarding assets on behalf of the Client to portfolio securities which could also include Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations. The voting rights of the Client, as holders of interests in Private Investment Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds). Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies. Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies. Instead, they may solicit consents from their limited partners, members or shareholders. The term “Proxies” will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.
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Procedures

The Adviser has adopted procedures to implement the firm’s proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

Voting Procedures

•
In the event Adviser employees, officers, or directors receive proxy materials on behalf of a Client, the employees, officers and directors will forward such materials to the appropriate member of the Adviser’s Investment Committee to vote the Proxy..

•
The voting member of the Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below). The voting member of the Adviser’s Investment Committee may take into account information provided by the Underlying Fund’s personnel regarding the nature of the proxy. Along with his or her recommendation, the voting member of the Adviser’s Investment Committee will identify if any material conflicts exist for the Adviser. The voting member of the Investment Committee will then provide a written certification, provided on the Proxy Voting Form to this policy that the Adviser is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy.

•	The Assistant Portfolio Manager, or designee, is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the appropriate party prior to the deadline.

Proxy Voting Guidelines

•
In the absence of specific voting guidelines from the Client, the Adviser will vote Proxies in the best interests of such Client. The Client is permitted to place reasonable restrictions on the Adviser’s voting authority.

•
Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Investment Committee, on a case-by-case basis.

•
The Adviser may determine not to vote a Proxy if doing so would not be in the Client’s best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Client.

Material Conflicts of Interest in Connection with Proxy Voting

•
Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser’s relationship with such company and materially impact the Adviser’s business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

•
From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s primary goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Chief Investment Officer or Assistant Portfolio Manager. Casting a vote in the best interest of the Client would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

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•	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.

Disclosure

•
The Adviser will provide conspicuously displayed information in its client’s Registration Statement summarizing this proxy voting policy and procedures, including a statement that the Investors may request information regarding how the Adviser voted the Client’s Proxies, and may request a copy of these policies and procedures.

Requests for Information

•	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.

•	In response to any request from an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping
The CCO shall retain the following proxy records in accordance with the Adviser’s Recordkeeping Policy:

•	These policies and procedures and any amendments;

•	Each Proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

•	Any document the Adviser created that was material to making a decision how to vote Proxies, or that memorializes that decision;

•	A copy of each written request from a Client or Investor for information on how the Adviser voted such Client’s Proxies, and a copy of any written response.

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APPENDIX B

PROXY VOTING

A.	Introduction

As a fiduciary, Bain Capital Credit has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of the Clients* and not to subrogate Client interests to its own interests. To meet its fiduciary obligations, Bain Capital Credit seeks to ensure that Bain Capital Credit votes proxies in the best interest of the Clients, and addresses how Bain Capital Credit will resolve any conflict of interest that may arise when voting proxies. This policy attempts to generalize a complex subject and Bain Capital Credit may, from time to time, determine that it is in the best interests of the Clients to depart from specific policies described herein. The Industry Vice President will document the rationale for any such departure in consultation with Compliance.

Compliance is responsible for ensuring that the Clients are provided with (i) a description of Bain Capital Credit’s proxy voting policies and procedures and how the Clients may, upon request, obtain a copy of the proxy voting policies and procedures; and (ii) instructions about how a Client may obtain information as to how Bain Capital Credit voted the Client’s securities. The Chief Compliance Officer and the Chief Operating Officer are responsible for responding to requests regarding the proxies voted by Bain Capital Credit. For purposes of this Proxy Voting policy, references to “Bain Capital Credit” include the controlling entities of the Investment Vehicles, which vote securities held by the Investment Vehicles.

In addition, any changes in the proxy voting agent require a diligence review and approval from Compliance.

*
With respect to Clients that are Registered Funds or BDCs for whom Bain Capital Credit serves as adviser or sub- adviser, Bain Capital Credit will coordinate with such Registered Funds’ or BDCs’ adviser (if applicable) and the Registered Funds or BDCs to determine the appropriate party for voting proxies (i.e., whether the Registered Funds’ or BDCs’ proxy policies delegate proxy voting responsibility to Bain Capital Credit).

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B.	Procedures

Operations is responsible for processing all proxy notifications received by Bain Capital Credit. All proxy voting requests received are forwarded to the Industry Vice President responsible for the issuer. The Industry Vice President communicates the proxy voting decision to Operations. The hard-copy documentation is completed by Operations and sent back to the appropriate party. Operations maintains a log of all proxy voting documentation received and the status thereof.

C.	Conflicts of Interest

Bain Capital Credit recognizes that conflicts of interest may arise from time to time in relation to proxy voting requirements. A conflict between Bain Capital Credit and any Client can arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:

•	A failure to vote in favor of a position supported by management may harm the relationship Bain Capital Credit or a Client has with the company;

•	A failure to vote in favor of a particular proposal may harm the relationship Bain Capital Credit or a Client has with the proponent of the proposal;

•
A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as when an officer of Bain Capital Credit has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein; or

•	Conflicts arising from investment positions held by affiliates.

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The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION DATED MARCH [   ], 2017

Griffin Institutional Access Credit Fund
Class I Shares (CRDIX) of Beneficial Interest

Griffin Institutional Access Credit Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s Class I Statement of Additional Information (“SAI”) dated March [   ], 2017, has been filed with the Securities and Exchange Commission (“SEC”).  The SAI is available upon request and without charge by writing the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling toll-free 1-888-926-2688.  The table of contents of the SAI appears on page 63 of this prospectus.  You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-888-926-2688 or by visiting http://www.griffincapital.com.  The SAI, material incorporated by reference and other information about the Fund, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

Summary of Investment Strategy. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations. The Fund intends to generally focus its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored). The portfolio may consist of high yield bonds, banks loans, senior direct lending investments and, to a lesser extent, non-performing loans. Between 10% and 75% of the Fund’s assets may be invested in debt securities of foreign issuers. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”

i

Risks.  Investing in the Fund involves a high degree of risk.  In particular:

•	The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

•	The Fund will ordinarily accrue and pay distributions from its net investment income, if any, once a quarter, however, the amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund's performance, such as a return of capital.

•
The Fund may invest in collateralized loan obligations (“CLOs”).  CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CLO, in which the Fund invests. The Fund invests in CLOs without regard to tranche. CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

•
Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. You will have to receive a total return at least in excess of these expenses to receive an actual return on your investment.

•
The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time.  No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% of Fund’s shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.  Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity.  Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. See “Risk Factors” below in this prospectus.

The Adviser. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Sub-Adviser.  The Adviser has engaged BCSF Advisors, LP (“BCSF” or the “Sub-Adviser”), an SEC registered investment adviser pursuant to the provisions of  the Advisers Act, to provide ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”) one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  All references to BCSF shall include the relevant professionals from Bain Capital Credit as applicable.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund, including Class I shares. The Fund has registered 40,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares.  The Fund is offering to sell, through its distributor, under the terms of this prospectus, 40,000,000 of beneficial interest, at net asset value from which any applicable sales load will be deducted.  Class I shares are not subject to sales loads.  The Fund offers Class A shares and Class C shares by a different prospectus.  The initial net asset value is $25.00 per share for Class I shares.  The minimum initial investment for Class I shares is $1,000,000, while subsequent investments may be made in any amount.  The Fund reserves the right to waive the investment minimum.  The Fund’s shares are offered through ALPS Distributors, Inc. (the “Distributor”), as the distributor.  In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders.  The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the sale of the shares.  Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account.  During the continuous offering, shares will be sold at the net asset value of the Fund next determined plus the applicable sales load. See “Plan of Distribution.”  The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended until the Fund has sold shares in an amount equal to approximately $1 billion.

	NAV (estimate)	Sales Load	Price to the Public (estimate)	Proceeds to Registrant[1]
Per Class I Share	$25.00	None	$25.00	$25.00
Total Minimum	$1,000	None	$1,000	$1,000
Total Maximum	$1,000,000,000	None	$1,000,000,000	$1,000,000,000

[1]	The total of other expenses of issuance and distribution are estimated to be $150,000.

Investment Adviser
Griffin Capital Credit Advisor, LLC (the “Adviser”)

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund
Griffin Institutional Access Credit Fund is a continuously offered, non-diversified, closed-end management investment company.  See “The Fund.” The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of each class of shares at that class of shares’ net asset value, which will be calculated on a daily basis. See “Quarterly Repurchases of Shares,” and “Determination of Net Asset Value.”

Investment Objective and Policies	The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations. The Fund may also invest in issuers outside the U.S., with a focus on issuers in Canada and Europe. The Fund intends to generally focus its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored) without regard to market capitalization. The portfolio may consist of high yield bonds and bank loans, senior direct lending investments (“SDL”) (the Fund’s direct lending may also include subordinate and unitranche direct lending) and, to a lesser extent, non-performing loans (“NPLs”). The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio. The ability of the Fund to invest in SDLs and NPLs is subject to the Sub-Adviser amending its exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Fund to participate in a co-investment program permitted by SEC exemptive relief (“Co-Investment Program”). There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief. The Fund anticipates investing its assets primarily in both Public Corporate Debt Investments and Private Corporate Debt Investments (as each term is defined below):

•    Public Corporate Debt – The Fund intends to invest primarily in U.S. high yield securities (also known as “junk bonds”), collateralized loan obligations (“CLOs”), global high yield (or “junk”) securities and other fixed-income and fixed-income related securities (as defined below) (collectively, “Public Corporate Debt Investments”) as selected by the Sub-Adviser.

•    Private Corporate Debt – The Fund’s Private Corporate Debt Investments are expected to primarily consist of bank loans, SDLs and, to a lesser extent, NPLs selected by the Sub-Adviser. The Sub-Adviser may also originate investments for the Fund, primarily SDLs or NPLs, through the Co-Investment Program. The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser to amend the exemptive relief obtained by the Sub-Adviser to include the Fund. Prior to the extension of the exemptive relief to the Fund, the Fund will not be able to participate in the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

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Under normal circumstances, at least 80% of the Fund’s net assets plus borrowings for investment purposes will be invested in debt securities, which may include high yield securities, bank loans, SDLs, NPLs (to a lesser extent) and CLOs (excluding equity tranches of CLOs).  The Fund expects to execute its investment strategy primarily by seeking to invest in a broad portfolio of both public and private debt securities, with the allocation between the public and private securities determined by the Adviser and Sub-Adviser to seek the best risk-adjusted returns.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

•     Exposure to Both Public and Private Corporate Debt Investments – The Sub-Adviser engaged by the Adviser brings expertise and experience with respect to Public Corporate Debt Investments and Private Corporate Debt Investments.  Due to the institutional client focus of the Sub-Adviser, a retail investor may not otherwise have an ability to invest in a product advised by the Sub-Adviser and gain exposure to its expertise and experience.  In addition, many of the Private Corporate Debt Investments selected by the Sub-Adviser in which the Fund invests are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors.  Thus, the Fund enables investors to invest in Private Corporate Debt Investments, and other investments selected by or originated by the Sub-Adviser that may not be otherwise available to individual, non-institutional investors.   Further, the Adviser and Sub-Adviser seek to allocate the Fund’s investments between Private Corporate Debt Investments and Public Corporate Debt Investments to achieve potentially higher risk-adjusted returns.

•     Access to Bain Capital’s Resources. The Fund’s Adviser and Sub-Adviser will have the opportunity to draw upon the resources of the Sub-Adviser’s affiliates. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”), one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.

•    Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow. The Fund’s Adviser and Sub-Adviser have nationwide networks of relationships, including access to senior managers from current and former Bain Capital affiliated portfolio companies. In addition, the Adviser and Sub-Adviser will benefit from their respective affiliates’ relationships with lenders, accounting firms, financial and legal advisors, and restructuring professionals. Bain Capital Credit’s investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Bain Capital Credit team have networks and personal relationships with senior leveraged finance professionals at many of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Bain Capital Credit and its affiliates are commonly sought out as strategic partners as their capital investments are often highly tailored and structured to meet the needs of management.

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•     Ability to Invest in Directly Originated Debt.  The Fund expects that a portion of its investments will be in originated transactions directly to companies that the Adviser and Sub-Adviser believe are underserved by the traditional banking system, although the Fund also may source transactions via the private equity sponsor channel. The ability of the Fund to make such investments is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief. The Sub-Adviser employs investment professionals focused on the direct origination of debt products. The Fund intends to originate debt investments by leveraging the Sub-Adviser’s global network of relationships. Specifically, the Adviser, with the assistance of the Sub-Adviser, intends to source investment opportunities through a combination of: (i) direct origination efforts of BCSF’s investment team as a result of its contacts with companies, including corporate relationships and experienced senior management teams; (ii) access to networks of relationships, including senior managers from current and former Bain Capital affiliated portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. The Adviser, with the assistance of the Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks. The Fund believes that the experience of the Adviser’s and Sub-Adviser’s respective investment teams in working directly with borrowers to create customized financing solutions will enable the Fund to seek to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services.

In certain circumstances or market environments the Fund may reduce its investment in debt securities and hold a larger position in cash or cash equivalents.  The Fund may invest in debt securities of any duration, maturity, or credit quality, including high yield securities (also known as “junk bonds”).  The Fund’s debt investments may take the form of corporate loans or corporate bonds, which may be secured or unsecured, and may, in some cases, be accompanied by warrants, options or other forms of equity participation.  The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser and Sub-Adviser believe the borrower and the potential investment present an opportunity for risk-adjusted income and returns.  The Fund’s senior direct lending investments  will be focused primarily in middle-market companies with between $10 million and $150 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Adviser and Sub-Adviser intend to focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that may provide protection in rising interest rate and inflationary environments.  The Fund may also invest in non-controlling interests in equity and junior debt tranches of CLOs, collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

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The Fund defines “fixed-income and fixed-income related securities” to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; and (ii) equity of investment funds, which may include public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may also invest up to 15% of its assets in private investment funds (investment funds that would be investment companies but for the exclusions under either Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) (“Private Debt Funds”); and non-controlling interests in equity tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes).  The Fund anticipates engaging in borrowings and utilizing leverage during its first twelve months of operations. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.  The Private Debt Funds in which the Fund invests may also employ leverage.

Between 10% and 75% of the Fund’s assets may be invested in debt securities of foreign issuers. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”

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The Fund’s Statement of Additional Information (“SAI”) contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Strategy
The Adviser and Sub-Adviser expect to execute the Fund’s investment strategy primarily by seeking to invest in a broad portfolio of debt securities, primarily Public Corporate Debt Investments and Private Corporate Debt Investments. The Fund may also invest in ETFs and Index Funds, as well as other publicly traded income producing equity securities. With respect to making Private Corporate Debt Investments in which the Fund invests, the Adviser and Sub-Adviser consider various inputs regarding the potential issuer, including leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored).

BCSF assists the Adviser by providing ongoing research, opinions and selecting investments for the Fund’s portfolio. BCSF will seek to create an investment portfolio that generates current income and capital appreciation through rigorous, bottoms up credit selection. The portfolio is expected to consist of high yield bonds and bank loans, SDLs and, to a lesser extent, NPLs. The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio. The ability of the Fund to invest in SDLs is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief.

The primary types of investments included in the Fund are:

Bank Loans. The Fund expects that a portion of its investments will consist of interests in loans originated by banks and other financial institutions. Bain Capital Credit, LP, the Sub-Adviser’s affiliate, has managed investments in bank loans since its inception in 1998, and had approximately $18 billion in bank loan assets under management, as of September 30, 2016. The Fund may invest in term loans and revolving loans, loans that pay interest at a fixed or floating rate and loans that are senior or subordinated. However, when investing in bank loans, the Fund targets primarily senior secured loans that pay interest at a floating rate. In addition, the Fund may make investments in stressed or distressed bank loans acquired in secondary market transactions.

High Yield Debt. The Fund expects that a portion of the debt in which the Fund will invest will be rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but are, in the Sub-Adviser’s opinion, of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations.  Bain Capital Credit has managed investments in high yield debt since its inception in 1998, and had approximately $3 billion in high yield bonds under management as of September 30, 2016. High yield debt may be purchased in either public or private markets and provide cash, deferred, zero or pay-in-kind payment terms.

Senior Direct Lending. Bain Capital Credit has managed investments in SDL since its inception in 1998, and had approximately $2 billion in Senior Direct Lending assets as of June 30, 2016. SDL investments are typically protected by collateral and can be in the form of asset-based revolving lines of credit or first and second lien loans to companies with EBITDA of $10 million to $150 million. These types of securities usually feature floating cash interest over a benchmark (such as LIBOR) with a floor, a purchase price with a slight discount to par, principal protection in the form of perfected liens on collateral, and a maturity of five to seven years. They differ based on the level (such as a first or second position) and type (such as inventory or property) of collateral protection and amount of scheduled amortization.  The Fund may also engage in subordinated and unitranche direct lending.

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Non-Performing Loans.  BCSF views NPLs as attractive potential investments as they are candidates for disposal by banks largely because they are non-core and onerous for banks to hold given their high capital charges, lack of cash flow generation, and operationally intense management requirements.  As governments and regulators are increasingly focused on encouraging banks to acknowledge their problematic balance sheets and to recapitalize them, BCSF believes that the Fund may acquire NPLs from banks on potentially favorable terms. Bain Capital Credit has built a dedicated NPL team to identify and execute on differentiated portfolios, focusing primarily on complex, atypical collateral where a first mover advantage exists.

Structured Debt and Equity. The Fund may invest in CLOs and other structured products, consisting of CBOs, CDOs and credit-linked notes, including and non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products.  Bain Capital Credit is an experienced CLO manager and investor with a strong track record of over 17 years.  Bain Capital Credit’s dedicated Structured Products team manages North American and European CLOs and evaluates opportunities in CLO debt and equity.

Investment Adviser
The Adviser was formed in 2016 and commenced operations in 2017 and is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser is an indirect majority-owned subsidiary of Griffin Capital Company, LLC, formerly Griffin Capital Corporation (“Griffin Capital”).  Griffin Capital is a privately-held, Los Angeles headquartered investment and asset management company with a 21-year track record sponsoring real estate investment vehicles and managing institutional capital. Led by senior executives with more than two decades of real estate experience who have collectively closed transactions representing over $22 billion in value, Griffin Capital and its affiliates have acquired or constructed approximately 55.4 million square feet of space since 1995. Griffin Capital and its affiliates own, manage, sponsor and/or co-sponsor a portfolio consisting of approximately 38* million square feet of space, located in 30 states and the United Kingdom, representing approximately $6.9* billion in asset value, based on purchase price, as of September 30, 2016.

* Includes the property information related to interests held in certain joint ventures.

Sub-Adviser
The Adviser has engaged BCSF Advisors, LP (“BCSF”), an SEC registered investment adviser pursuant to the provisions of the Advisers Act, to provide ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. It is anticipated that 100% of the Fund’s portfolio will consist of investments recommended to the Adviser by BCSF.

Fees and Expenses
The Adviser is entitled to receive a monthly fee at the annual rate of 1.85% of the Fund’s daily net assets.  The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that such expenses exceed 2.35% per annum of the Fund’s average daily net assets (the “Expense Limitation”) attributable to Class I shares. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded.  The Expense Limitation Agreement will remain until March 31, 2018, unless and until the Board approves its modification or termination. The Fund does not anticipate that the Fund’s Board of Trustees will terminate the Expense Limitation Agreement during this period.  The Expense Limitation Agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After one year from the effective date of the registration statement, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.  See “Management of the Fund.”

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Administrator and Accounting Agent	ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent. See “Management of the Fund.”
Transfer Agent	DST Systems, Inc. serves as the Fund’s Transfer Agent. See “Management of the Fund.”
Distribution Fees	Class I Shares are not subject to a Distribution Fee. See “Plan of Distribution.”
Closed-End Fund Structure
Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund’s shares will not be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund’s shares (at least 5%) quarterly, which is discussed in more detail below.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Share Classes
The Fund intends to offer three different classes of shares: Class A, Class C and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund.  However, the purchase restrictions and ongoing fees and expenses for each share class are different.  The fees and expenses for the Fund are set forth in “Summary of Fund Expenses.”  If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor.  When selecting a share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different.  You should speak with your financial advisor to help you decide which share class is best for you.  Not all financial intermediaries offer all classes of shares.  If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

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Investor Suitability
An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.  An investment in the Fund should not be viewed as a complete investment program.

Repurchases of Shares
The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

Summary of Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares.  See “Risk Factors.”

Risks Related to an Investment in the Fund

Minimal Capitalization Risk.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations.  There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.  An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities.  There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

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Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

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Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make quarterly distributions to shareholders.  All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk.  Secured debt hold the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

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Subordinated and Unsecured or Partially Secured Loans Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Structured Products Risk.  The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Bank Loans Risk.  The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. The bank loan market currently, however, is facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

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Non-Performing Loans Risk.  The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk.  A portion of the Fund’s investments may be originated through the Co-Investment Program.  The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions.  Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders.  In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective.

Sourcing Investment Opportunities Risk.  The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Adviser and Sub-Adviser will be able to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

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CLO Risk.  In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.  The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.  See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO.  During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date.  An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund.  In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.  Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make.  If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.

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Mezzanine Securities Risk.  Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk.  A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore of it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.  Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

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Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Fixed-income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund’s share price.  Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses.  The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s gains or losses.  Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund may terminate or refuse to renew any credit facility.  If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund.

Credit Risk.  There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

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Originated Investments Risks.  The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Private Investment Fund Risk. The Fund may invest in private investment funds, including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Valuation of Private Investments.  While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded and the Fund will use a third party pricing service to provide pricing information for certain private investments.   The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including a number of its bank loans and senior direct lending investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities.

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Option Writing Risk.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.

Medium and Small Capitalization Company Risk. Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.

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Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Sub-Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.  From time to time and as required by applicable law or under the terms of any exemptive relief, the Sub-Adviser may determine to refer certain conflicts of interest to Bain Capital Credit’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

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The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage other investment vehicles or accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Fund may create a conflict of interest as the Sub-Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Sub-Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts.

Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings.  The Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith.  In connection with that determination, investment professionals from the Adviser and Sub-Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments that each constitutes a material portion of the Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. With regard to NPLs, such investments will be valued in accordance with the valuation procedures adopted by the Fund and will not be reviewed by an independent valuation firm. In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

Conflicts of Interest Related to Direct Origination.  In the ordinary course of business, the Fund may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, we have implemented certain written policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the proposed portfolio investment and the Fund, companies controlled by the Fund or its executive officers and directors. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board of Trustees or exemptive relief for such transaction. The Board of Trustees will review these procedures on a periodic basis and approve any transaction relying on exemptive relief.

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U.S. Federal Income Tax Matters	The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. See “U.S. Federal Income Tax Matters.”
Distribution Policy	The Fund's distribution policy is to accrue dividends daily (Saturdays, Sundays and holidays included) and to distribute as of the last business day of each quarter. Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares of the same class under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Distributions are made at the class level, so they may vary from class to class within the Fund. See “Dividend Reinvestment Policy.”
Custodian	The Bank of New York Mellon Trust Company, National Association (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

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SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses	Class I
Maximum Sales Load (as a percent of offering price)	None
Contingent Deferred Sales Charge	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.85%
Interest Payments on Borrowed Funds[1]	0.04%
Other Expenses	0.92%
Shareholder Servicing Expenses	None
Distribution Fee	None
Remaining Other Expenses[2,3]	0.92%
Total Annual Expenses[4]	2.81%
Fee Waiver and Reimbursement	(0.42)%
Total Annual Expenses (after fee waiver and reimbursement)	2.39%

[1]
“Interest payments on borrowed funds” is estimated based on the interest rate currently in effect with respect to the Fund’s credit facilities and includes the ongoing commitment fees payable under the terms of the credit facilities.

[2]	Estimated for current fiscal year.

[3]	CLO expenses are not included in the Other Expenses. If such expenses were included, they would be approximately 0.01% of the Fund’s net assets.

[4]
The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the Expense Limitation Agreement) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.35% per annum of the Fund’s average daily net assets attributable to Class I shares (the Expense Limitation). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect at least until March 31, 2018 unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  See “Management of the Fund.”

The Summary of Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table assumes that the Fund issues shares in an amount equal to $120 miilion.  More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 42 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return (the Example assumes the Fund’s Expense Limitation Agreement will remain in effect for only one year):

Share Class	1 Year	3 Years
Class I	$24	$83

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Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee.  However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST, currently $5. The Fund also will pay organizational and offering costs in connection with the initial offering of the shares estimated to be $61,453 and $283,743, which are subject to the 2.35% per annum limitation on expenses attributable to Class Ishares. These organizational expenses are recorded as incurred and offering expenses will be amortized over the first twelve months of the Fund’s operations.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt. The Fund will pay organizational costs and its offering expenses incurred with respect to its initial and continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed income mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate. While the Fund does not anticipate a delay in the investment of net proceeds from investors, the Fund will seek shareholder approval if the net proceeds are not invested within six months of the Fund’s initial offering in accordance with the rules under the 1940 Act.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on April 5, 2016.  The Fund’s principal office is located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, and its telephone number is 1-888-926-2688.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations. The Fund may also invest in issuers outside the U.S., with a focus on issuers in Canada and Europe. The Fund intends to generally focus its investment activities on companies that the Adviser and Sub-Adviser believe have leading market positions, significant asset or franchise values, strong free cash flows, experienced senior management teams and high quality sponsors (if the company is externally sponsored) without regard to market capitalization. The portfolio may consist of high yield bonds and bank loans, senior direct lending investments (“SDL”) (the Fund’s direct lending may also include subordinate and unitranche direct lending) and, to a lesser extent, non-performing loans (“NPLs”). The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio. The ability of the Fund to invest in SDLs and NPLs is subject to the Sub-Adviser amending its exemptive relief from the Securities and Exchange Commission (“SEC”) to permit the Fund to participate in a co-investment program permitted by SEC exemptive relief (“Co-Investment Program”). There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief. The Fund anticipates investing its assets primarily in both Public Corporate Debt Investments and Private Corporate Debt Investments (as each term is defined below):
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•
Public Corporate Debt – The Fund intends to invest primarily in U.S. high yield securities (also known as “junk bonds”), collateralized loan obligations (“CLOs”), global high yield (or “junk”) securities and other fixed-income and fixed-income related securities (as defined below) (collectively, “Public Corporate Debt Investments”) as selected by the Sub-Adviser.

•
Private Corporate Debt -- The Fund’s Private Corporate Debt Investments are expected to primarily consist of bank loans, SDLs and, to a lesser extent, NPLs selected by the Sub-Adviser. The Sub-Adviser may also originate investments for the Fund, primarily SDLs or NPLs, through the Co-Investment Program. The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser to amend the exemptive relief obtained by the Sub-Adviser to include the Fund. Prior to the extension of the exemptive relief to the Fund, the Fund will not be able to participate in the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

Under normal circumstances, at least 80% of the Fund’s net assets plus borrowings for investment purposes will be invested in debt securities, which may include high yield securities, bank loans, SDLs, NPLs (to a lesser extent) and CLOs (excluding equity tranches of CLOs).  The Fund expects to execute its investment strategy primarily by seeking to invest in a broad portfolio of both public and private debt securities, with the allocation between the public and private securities determined by the Adviser and Sub-Adviser to seek the best risk-adjusted returns.

By investing in the Fund, the Adviser expects that shareholders may realize (either directly or indirectly) the following potential benefits:

•
Exposure to Both Public and Private Corporate Debt Investments – The Sub-Adviser engaged by the Adviser brings expertise and experience with respect to Public Corporate Debt Investments and Private Corporate Debt Investments.  Due to the institutional client focus of the Sub-Adviser, a retail investor may not otherwise have an ability to invest in a product advised by the Sub-Adviser and gain exposure to its expertise and experience.  In addition, many of the Private Corporate Debt Investments selected by the Sub-Adviser in which the Fund invests are intended for large, institutional investors and have a large minimum investment size and other investor criteria that might otherwise limit their availability to individual, non-institutional investors.  Thus, the Fund enables investors to invest in Private Corporate Debt Investments, and other investments selected by or originated by the Sub-Adviser that may not be otherwise available to individual, non-institutional investors.   Further, the Adviser and Sub-Adviser seek to allocate the Fund’s investments between Private Corporate Debt Investments and Public Corporate Debt Investments to achieve potentially higher risk-adjusted returns.

•
Access to Bain Capital’s Resources. The Fund’s Adviser and Sub-Adviser will have the opportunity to draw upon the resources of the Sub-Adviser’s affiliates. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”), one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016.

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•
Leading U.S. Platform Provides Access to Proprietary Relationship-Based Deal Flow. The Fund’s Adviser and Sub-Adviser have nationwide networks of relationships, including access to senior managers from current and former Bain Capital affiliated portfolio companies. In addition, the Adviser and Sub-Adviser will benefit from their respective affiliates’ relationships with lenders, accounting firms, financial and legal advisors, and restructuring professionals. Bain Capital Credit’s investment professionals, senior advisors and operating partners generate proprietary deal flow, often uncovering or developing attractive investment opportunities before these deals come to the attention of intermediaries or other investors. In addition, members of the Bain Capital Credit team have networks and personal relationships with senior leveraged finance professionals at many of the major commercial and investment banks as well as contacts at a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers. Bain Capital Credit and its affiliates are commonly sought out as strategic partners as their capital investments are often highly tailored and structured to meet the needs of management.

•
Ability to Invest in Directly Originated Debt.  The Fund expects that a portion of its investments will be in originated transactions directly to companies that the Adviser and Sub-Adviser believe are underserved by the traditional banking system, although the Fund also may source transactions via the private equity sponsor channel. The ability of the Fund to make such investments is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief. The Sub-Adviser employs investment professionals focused on the direct origination of debt products. The Fund intends to originate debt investments by leveraging the Sub-Adviser’s global network of relationships. Specifically, the Adviser, with the assistance of the Sub-Adviser, intends to source investment opportunities through a combination of: (i) direct origination efforts of BCSF’s investment team as a result of its contacts with companies, including corporate relationships and experienced senior management teams; (ii) access to networks of relationships, including senior managers from current and former Bain Capital affiliated portfolio companies, which focus on the media, communications, education and information sectors; (iii) long-standing relationships with Wall Street professionals, industry executives and strategic partners; and (iv) relationships with sponsors and other industry contacts. The Adviser, with the assistance of the Sub-Adviser, also intends to partner, from time to time, with venture capital firms and source investments from a variety of regional and local intermediaries, including regional investment banking firms, business brokers, accountants and lawyers, rather than solely from large commercial or investment banks. The Fund believes that the experience of the Adviser’s and Sub-Adviser’s respective investment teams in working directly with borrowers to create customized financing solutions will enable the Fund to seek to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services.

In certain circumstances or market environments the Fund may reduce its investment in debt securities and hold a larger position in cash or cash equivalents.  The Fund may invest in debt securities of any duration, maturity, or credit quality, including high yield securities (also known as “junk bonds”).  The Fund’s debt investments may take the form of corporate loans or corporate bonds, which may be secured or unsecured, and may, in some cases, be accompanied by warrants, options or other forms of equity participation.  The Fund may also allocate capital for investment in any part of the capital structure, including distressed and more subordinated positions, where the Adviser and Sub-Adviser believe the borrower and the potential investment present an opportunity for risk-adjusted income and returns.  The Fund’s senior direct lending investments will be focused primarily in middle-market companies with between $10 million and $150 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Adviser and Sub-Adviser intend to focus on senior investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender. The Fund may separately purchase common or preferred equity interests in transactions. The Fund’s portfolio may include fixed-rate investments that generate absolute returns as well as floating-rate investments that may provide protection in rising interest rate and inflationary environments.  The Fund may also invest in non-controlling interests in equity and junior debt tranches of CLOs, collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).
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The Fund defines “fixed-income and fixed-income related securities” to consist of: (i) loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics) of corporate borrowers; and (ii) equity of investment funds, which may include public investment funds managed by unaffiliated institutional asset managers (“Public Investment Funds”), including business development companies (“BDCs”) that are publicly-traded (“Public BDCs”), closed and open-end funds, exchange traded funds (“ETFs”) and index mutual funds (“Index Funds”) that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may also invest up to 15% of its assets in private investment funds (investment funds that would be investment companies but for the exclusions under either Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”),  managed by unaffiliated institutional asset managers that invest principally in loans and fixed-income (or other instruments, including derivative instruments, with similar economic characteristics) (“Private Debt Funds”); and non-controlling interests in equity tranches of CDOs, which include CBOs, CLOs and other securitized products, that invest principally in loans and fixed-income instruments (or other instruments, including derivative instruments, with similar economic characteristics).

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes).  The Fund anticipates engaging in borrowings and utilizing leverage during its first twelve months of operations. The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.  The Private Debt Funds in which the Fund invests may also employ leverage.

Between 10% and 75% of the Fund’s assets may be invested in debt securities of foreign issuers. Substantially all of the Fund’s assets may be invested in debt securities rated below investment grade, which are also known as “junk securities.”

The Fund’s Statement of Additional Information (“SAI”) contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Fund’s Target Investment Portfolio

The Adviser and Sub-Adviser execute the Fund’s investment strategy primarily by seeking to invest in a broad portfolio of debt securities, primarily Public Corporate Debt Investments and Private Corporate Debt Investments. The Fund may also invest in ETFs, Index Funds, and Public Investment Funds, as well as other publicly traded income producing equity securities.  With respect to making Private Corporate Debt Investments in which the Fund invests, the Adviser and Sub-Adviser consider various inputs regarding the potential issuer, including leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored).
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The Fund may invest in a variety of investments in pursuing its investment objective, including:

Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Fixed-Income Instruments.  Fixed-income instruments include high-yield corporate debt securities, or bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but would be subordinate to any existing secured lenders with higher priority in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk.  The Fund expects to principally invest in fixed-income instruments from issuers based in the U.S., Canada and Europe.

Secured Debt.  Secured  debt, including senior secured debt, unitranche debt and second lien debt, will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt and will typically have maturities of three to ten years.

Senior Secured Debt. Senior secured debt will be structured with first-priority liens on the assets of the borrower. Senior secured debt will have liens on the assets of the borrower that will serve as collateral in support of the repayment of such debt. This collateral will take the form of first-priority liens on the assets of the borrower. Senior secured debt may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity.

Unitranche Debt. Unitranche debt will be structured as senior secured debt, including first priority liens on an issuer’s assets as discussed above. Unitranche debt typically provides for moderate loan amortization in the initial years of the facility, with the majority of the principal payment deferred until loan maturity. Since unitranche debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In some cases, the Fund will be the sole lender, or the Fund together with its affiliates will be the sole lender, of unitranche debt, which can provide the Fund with more influence interacting with a borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
26

Second Lien Debt. Second lien debt will be structured as junior, secured debt, including second priority liens on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity.

Unsecured Debt.  Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to the borrower’s secured indebtedness (to the extent of the collateral securing such indebtedness) and will typically have maturities of three to ten years.

Senior Unsecured Debt. Senior unsecured debt will be structured as debt that ranks senior in right of payment to any of the borrower’s unsecured indebtedness that is contractually subordinated to such debt. This debt generally provides for fixed interest rates and amortizes evenly over the term of the loan. Senior unsecured debt is generally less volatile than subordinated debt due to its priority to creditors over subordinated debt.

Subordinated Debt. Subordinated debt will be structured as unsecured, subordinated debt that provides for relatively high, fixed interest rates that provides the Fund with significant current interest income. This debt typically will have interest-only payments (often representing a combination of cash pay and Payment In Kind (“PIK”) interest) in the early years, with amortization of principal deferred to maturity. Subordinated debt generally allows the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated debt is generally more volatile than secured debt and may involve a greater risk of loss of principal. Subordinated debt often includes a PIK feature, which effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the debt.

Collateralized Loan Obligations.  A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically secured loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in secured loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, the Fund intends to invest in CLOs consisting primarily of individual secured loans of Borrowers and not repackaged CLO obligations from other high risk pools, although the Fund does intend to invest in some repackaged CLO obligations. The underlying secured loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

Collateralized Debt Obligations.  A Collateralized Debt Obligation (“CDO”) is a form of securitization vehicle that issues debt securities in several tranches with different levels of seniority.  The most senior tranche generally will attract the highest investment-grade rating (AAA by S&P, Aaa by Moody’s and/or AAA by Fitch), with the more junior, subordinated tranches attracting successively lower ratings. The most junior, unrated tranche of securities issued by a CDO generally will be entitled to residual cash flows that remain after payment or interest and principal on more senior tranches.  CDOs may be collateralized by a range of financial assets.  CDOs collateralized primarily by corporate loans, generally to non-investment grade and middle market borrowers, are referred to as CLOs.  See “Fund’s Target Investment Portfolio—Collateralized Loan Obligations” for further discussion of CLOs.  Other forms include CDOs, CBOs, by trust preferred securities issued by banks and insurance companies (TruPS CDOs), and by other forms of asset-backed securities (ABS CDOs). Cash flows in a CDO are split into two or more tranches, varying in risk and yield. Normally, CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Exchange Traded Funds.  ETFs are traded similarly to stocks and listed on major stock exchanges.  Potential benefits of ETFs include diversification, cost and tax efficiency, liquidity, marginability, utility for hedging, the ability to go long and short, and (in some cases) quarterly dividends.  An ETF may attempt to track a particular market segment or index.

Index Funds.  An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index.  Index Funds are typically not actively managed, and potential benefits include low operating expenses, broad market exposure and low portfolio turnover.

The Adviser, in conjunction with the Sub-Adviser, will use both a quantitative screening process and a qualitative selection process when selecting securities for investment by the Fund in connection with its strategy.

Investment Strategy – BCSF Process

BCSF assists the Adviser by providing ongoing research, opinions and selecting investments for the Fund’s portfolio. BCSF will seek to create an investment portfolio that generates current income and capital appreciation through rigorous, bottoms up credit selection. The portfolio is expected to consist of high yield bonds and bank loans, SDLs and, to a lesser extent, NPLs. The mix of assets will be flexible and responsive to market conditions; however the Adviser and Sub-Adviser expect, under normal circumstances, high yield bonds and bank loans to constitute 30% to 70% of the Fund’s portfolio, and, after the applicable exemptive relief is obtained, SDLs and NPLs to constitute 10% to 65% of the Fund’s portfolio. The ability of the Fund to invest in SDLs is subject to the Sub-Adviser amending its exemptive relief from the SEC to permit the Fund to participate in the Co-Investment Program. There can be no guarantees that the Sub-Adviser will be able to obtain such exemptive relief or what conditions may be imposed on the granting of such relief.

The primary types of investments included in the Fund are:

Bank Loans. The Fund expects that a portion of its investments will consist of interests in loans originated by banks and other financial institutions. Bain Capital Credit, LP, the Sub-Adviser’s parent, has managed investments in bank loans since its inception in 1998, and had approximately $18 billion in bank loan assets under management, as of September 30, 2016. The Fund may invest in term loans and revolving loans, loans that pay interest at a fixed or floating rate and loans that are senior or subordinated. However, when investing in bank loans, the Fund targets primarily senior secured loans that pay interest at a floating rate. In addition, the Fund may make investments in stressed or distressed bank loans acquired in secondary market transactions.

High Yield Debt. The Fund expects that a portion of the debt in which the Fund will invest will be rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but are, in the Sub-Adviser’s opinion, of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations.  Bain Capital Credit has managed investments in high yield debt since its inception in 1998, and had approximately $3 billion in high yield bonds under management as of September 30, 2016. High yield debt may be purchased in either public or private markets and provide cash, deferred, zero or pay-in-kind payment terms.

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Senior Direct Lending. Bain Capital Credit has managed investments in SDL since its inception in 1998, and had approximately $2 billion in senior direct lending assets as of June 30, 2016. SDL investments are typically protected by collateral and can be in the form of asset-based revolving lines of credit or first and second lien loans to companies with EBITDA of $10 million to $150 million. These types of securities usually feature floating cash interest over a benchmark (such as LIBOR) with a floor, a purchase price with a slight discount to par, principal protection in the form of perfected liens on collateral, and a maturity of five to seven years. They differ based on the level (such as a first or second position) and type (such as inventory or property) of collateral protection and amount of scheduled amortization.  The Fund may also engage in subordinated and unitranche direct lending.

Non-Performing Loans.  BCSF views NPLs as attractive potential investments as they are candidates for disposal by banks largely because they are non-core and onerous for banks to hold given their high capital charges, lack of cash flow generation, and operationally intense management requirements.  As governments and regulators are increasingly focused on encouraging banks to acknowledge their problematic balance sheets and to recapitalize them, BCSF believes that the Fund may acquire NPLs from banks on potentially favorable terms. Bain Capital Credit has built a dedicated NPL team to identify and execute on differentiated portfolios, focusing primarily on complex, atypical collateral where a first mover advantage exists.

Structured Debt and Equity. The Fund may invest in CLOs and other structured products, consisting of CBOs, CDOs and credit-linked notes, including and non-controlling interests in equity and junior debt tranches of CDOs, which include CBOs, CLOs and other securitized products.  Bain Capital Credit is an experienced CLO manager and investor with a strong track record of over 17 years.  Bain Capital Credit’s dedicated Structured Products team manages North American and European CLOs and evaluates opportunities in CLO debt and equity.

BCSF selects and monitors investments from the above asset classes based on an analytical approach that generally involves evaluating the following investment characteristics:

Idea Generation. BCSF’s professionals identify new investment opportunities primarily through industry analysis and relative value screens conducted by BCSF’s investment professionals. Investment opportunities also arise through BCSF’s network of relationships including restructuring advisors, commercial and investment banks.

Market Definition. Traditionally, the first step in BCSF’s fundamental competitive analysis is defining, as accurately as possible, the market in which a company competes. Market definition generally requires an assessment of the customer needs driving the consumption of a company’s products and services. If the market is defined too narrowly, substitute goods or services may be overlooked, and a company’s ability to affect pricing may be overestimated. Likewise, if the market is defined too broadly, competitive advantage may be underestimated. Many of the tools used in the definition process are derived from methodologies developed at consulting firms.

Market Size and Prospects for Growth. Once a market is defined, the next step in BCSF’s analysis is to attempt to determine the dollar size of the market and to assess its growth prospects.  Although market information may often be available through publicly available information, BCSF’s professionals are trained to question the available data because of the inherent biases of the reporting authorities (e.g., trade publication, industry group, “independent” consultants). BCSF seeks to identify the primary drivers of growth (i.e., demographic trends, buying habits, technological shifts) to validate conclusions drawn by the public information. If validation is not possible, BCSF often derives its own industry growth model through primary source research.

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Margin Analysis and Cost Structure. After examining the market environment in which a company operates, BCSF typically scrutinizes the company’s historical performance and prospects. This analysis centers around the company’s sustainable margins and its quality of earnings. BCSF’s professionals attempt to assess the sustainability of a company’s margins over time by tracking and projecting pricing trends in the industry (based on research regarding market definition, size and growth characteristics) and the company’s cost structure relative to its competitors. BCSF generally assesses a company’s quality of earnings through detailed margin analysis as well as evaluations of a company’s return on assets, paying particular attention to one-time charges and extraordinary events.

Competitive Landscape. In evaluating a company’s prospects, BCSF seeks to identify and assess the current and prospective competitors of that company. The scale economies, technological advantages, and cost efficiencies available to such competitors may then be compared and contrasted in order to benchmark a company’s relative strengths and weaknesses. Although a company may participate in a large, growing and otherwise attractive market, its prospects may depend on its ability to maintain a competitive advantage. BCSF’s professionals are trained to rigorously analyze a competitive landscape in order to determine whether a company can be expected to perform at levels consistent with the business plan proffered by the company’s management or other sponsors. A significant portion of this analysis is often conducted through interviews of portfolio company executives, other industry contacts, as well as competitors and suppliers.

Corporate Structure and Access to Capital Markets. BCSF generally reviews the corporate structure of each of its investments to understand how the company’s assets are distributed, which subsidiaries have the support of those assets and how any guarantees, liens or pledges will affect an investment in the company. BCSF also analyzes an issuer’s capitalization, its financial flexibility, debt amortization requirements, and the covenants, terms and conditions of the issuer’s outstanding debt and equity securities. Reviewing the various covenant levels and compliance issues is an important part of BCSF’s investment monitoring system. BCSF’s professionals have extensive experience analyzing the corporate structure and covenant issues in each of the targeted asset classes.

Regulatory, Tax and Legal Environment. As part of its review process, BCSF generally performs a review of potential regulatory, tax, and legal contingencies to assess any potential negative impact on the company’s value or ability to continue as an ongoing concern.

Underwriting and Due Diligence. BCSF’s due diligence and underwriting process for the Fund’s prospective investments includes a review of the operational, financial, legal and industry performance and outlook for the prospective investment, review of industry data and analyst coverage and, if needed, consultation with outside experts regarding the creditworthiness of the borrower and the potential equity upside. These processes will continue during the portfolio monitoring process, when BCSF will analyze monthly and/or quarterly financial statements versus previous periods and the budget provided by the borrower, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of portfolio companies

On-Going Monitoring. Closely monitoring financial performance and market developments of portfolio investments is critical to successful investment management. Accordingly, BCSF is actively involved in an on-going portfolio review process. To the extent a portfolio investment is not meeting plan, BCSF takes corrective action when appropriate.

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Co-Investment Program

Through the Co-Investment Program, the Sub-Adviser will originate investments for the Fund, primarily SDLs or NPLs.  The Fund’s ability to invest through the Co-Investment Program is dependent on the ability of the Sub-Adviser and its affiliates to amend the exemptive relief obtained by the Sub-Adviser’s affiliates to include the Fund.  Prior to the extension of such exemptive relief to the Fund, the Fund will not be able to invest through the Co-Investment Program and, thus, will not be able to fully implement its investment strategy.

Under the terms of the Co-Investment Program, the Adviser and a majority of the Fund’s independent Trustees will approve of any proposed investments for the Co-Investment Program.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions.  During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities.  In these and in other cases, the Fund may not achieve its investment objective.  The Adviser may invest the Fund’s cash balances in any investments it deems appropriate.  The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts.  Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program.  Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.  The Fund may engage in borrowings and the use of leverage during its first twelve months of operation, to a limited extent, in acquiring investments.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year.  It is anticipated that the Fund’s annual portfolio turnover rate will ordinarily be between 25% and 75%.  The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate.  The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action.  These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund.  Further, the Underlying Funds in which the Fund invests may experience high rates of portfolio turnover.  High rates of portfolio turnover in the Underlying Funds may negatively impact their returns and, thus, negatively impact the returns of the Fund.  Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s Statement of Additional Information.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.  As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.  See “U.S. Federal Income Tax Matters.”

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds.  This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

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Risks Related to an Investment in the Fund

Minimal Capitalization Risk.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations.  There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective.  An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.  Further, if the Fund is unable to raise sufficient capital, shareholders may bear higher expenses due to a lack of economies of scale.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various asset types in which the Fund invests and, with respect to each such asset class, among debt securities.  There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk.  The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors.  Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund’s investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

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Correlation Risk.  The Fund seeks to produce returns that are less correlated to the broader financial markets.  Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Distribution Policy Risk. The Fund's distribution policy is to make quarterly distributions to shareholders.  All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Risks Related to the Fund’s Investments

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Secured Debt Risk.  Secured debt hold the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.
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Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

Structured Products Risk.  The Fund may invest in CDOs and other structured products, consisting of CBOs, CLOs and credit-linked notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold.

Bank Loans Risk.  The Fund expects that some of its investments will consist of interests in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes for bank loans increase, new bank loans are frequently adopting standardized documentation to facilitate loan trading which should improve market liquidity. The bank loan market currently, however, is facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen and that the market will not experience periods of significant illiquidity in the future. In addition, the Fund will make investments in stressed or distressed bank loans which are often less liquid than performing bank loans.

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The Fund may acquire interests in bank loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation. A selling institution voting in connection with a potential waiver of a default by a borrower may have interests different from those of the Fund, and the selling institution might not consider the interests of the Fund in connection with its vote. Notwithstanding, most participation agreements with respect to loans provide that the selling institution may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or collateral without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver). In addition, many participation agreements with respect to Loans that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers, the selling institution may repurchase such participation at par.

Non-Performing Loans Risk.  The Fund’s investments are expected to include investments in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk.  A portion of the Fund’s investments may be originated through the Co-Investment Program.  The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions.  Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its shareholders.  In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser and Sub-Adviser will be able to identify and make investments that are consistent with its investment objective.
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Sourcing Investment Opportunities Risk.  The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Adviser and Sub-Adviser will be able to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

CLO Risk.  In addition to the general risks associated with debt securities and structured products discussed herein, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

CLO equity and junior debt securities that the Fund may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.  The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.  See “Tax Status” in the Fund’s SAI.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO.  During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date.  An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund.  In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive.  Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make.  If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Company’s net assets.
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Mezzanine Securities Risk.  Most of the Fund’s mezzanine securities and other investments (if any) are expected to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the securities and other investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms may not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations.

High Yield Debt Risk.  A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. Certain of these securities may not be publicly traded, and therefore of it may be difficult to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities.

High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities with unrated or below investment-grade debt.

High yield debt may also be in the form of zero-coupon or deferred interest bonds, which are bonds which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in the interest rates than bonds that that provide for regular payments of interest.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of the Fund’s portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.
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The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights.  Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Fixed-income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or “junk bonds.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund’s share price.  Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund will magnify the Fund’s gains or losses.  The use of leverage via short selling and short positions in futures contracts will also magnify the Fund’s gains or losses.  Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest and/or short selling related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund may terminate or refuse to renew any credit facility.  If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns on the Fund.
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Credit Risk.  There is a risk that debt issuers will not make payments, resulting in losses to the Fund.  In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult to sell the security.  Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Originated Investments Risks.  The Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the Adviser and Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

Private Investment Fund Risk. The Fund may invest in private investment funds, including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. In addition, interests in a private fund may also be illiquid.

Valuation of Private Investments.  While the valuation of the Fund’s publicly-traded securities are more readily ascertainable, the Fund’s ownership interest in private investments (including Private Corporate Debt Investments) are not publicly traded and the Fund will use a third party pricing service to provide pricing information for private investments.   The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and the Fund will value these investments at fair value as determined in good faith by the Board, including to reflect significant events affecting the value of the Fund’s investments. Many of the Fund’s investments, including a number of its bank loans and senior direct lending investments, will be classified as Level 3 under Topic 820 of the U.S. Financial Accounting Standards Board’s Accounting Standards Codification, as amended, Fair Value Measurements and Disclosures (“ASC Topic 820”). This means that the Fund’s portfolio valuations will be based on unobservable inputs and the Fund’s own assumptions about how market participants would price the asset or liability in question. The Fund expects that inputs into the determination of fair value of the Fund’s portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund expects to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the Board may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly-traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. The Fund’s net asset value could be adversely affected if the Board’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such loans and securities.
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Option Writing Risk.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, the Fund would lose the entire premium it paid for the option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold to the Fund at a higher price than its current market value.  The risk involved in writing a call option is that there could be an increase in the market value of the underlying future, security, currency or other asset.  If this occurred, the option could be exercised and the underlying future, security, currency or other asset would then be sold by the Fund at a lower price than its current market value.

Medium and Small Capitalization Company Risk. Some issuers of the Fund’s investments may be medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels, and financial or managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. The Fund does not maintain a policy limiting its ability to invest in medium or small capitalization companies. This may cause the Fund’s NAV to be more volatile when compared to investment companies that focus only on large capitalization companies. Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Advisor to sell at times and at prices that the Advisor believes appropriate, and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth, and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Foreign Investment Risk. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its shareholders foreign tax credits or deductions with respect to these taxes.
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Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Sub-Adviser may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization and initial public offerings/new issues) or where the liquidity of such investment opportunities is limited.  From time to time and as required by applicable law or under the terms of any exemptive relief, the Sub-Adviser may determine to refer certain conflicts of interest to Bain Capital Credit’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest.

The Sub-Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage other investment vehicles or accounts for which the Sub-Adviser receives greater fees or other compensation (including performance-based fees or allocations) than they receive in respect of the Fund. The simultaneous management of other investment vehicles or accounts that pay greater fees or other compensation than the Fund may create a conflict of interest as the Sub-Adviser may have an incentive to favor accounts with the potential to receive greater fees. For instance, the Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from accounts that pay performance-based fees. To address these types of conflicts, the Sub-Adviser has adopted policies and procedures under which it will allocate investment opportunities in a manner that it believes is consistent with their obligations as investment advisers. However, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, the investments and performance of other investment vehicles or accounts.
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Conflict of Interest Created by Valuation Process for Certain Portfolio Holdings.  The Fund expects to make many of its portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, the Board will determine the fair value of these loans and securities in good faith.  In connection with that determination, investment professionals from the Adviser and Sub-Adviser may provide the Board with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for certain portfolio investments that each constitutes a material portion of the Fund’s portfolio and that does not have a readily available market quotation will be reviewed by an independent valuation firm at least once annually, the ultimate determination of fair value will be made by the Board and not by such third-party valuation firm. With regard to NPLs, such investments will be valued in accordance with the valuation procedures adopted by the Fund and will not be reviewed by an independent valuation firm. In addition, each of the interested members of the Board has an indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in the Fund’s valuation process, and the pecuniary interest in the Adviser by certain members of the Board, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Fund’s assets.

Conflicts of Interest Related to Direct Origination.  In the ordinary course of business, the Fund may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that the Fund does not engage in any prohibited transactions with any persons affiliated with the Fund, we have implemented certain written policies and procedures whereby the Fund’s executive officers screen each of the Fund’s transactions for any possible affiliations between the proposed portfolio investment and the Fund, companies controlled by the Fund or its executive officers and directors. The Fund will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board of Trustees or exemptive relief for such transaction. The Board of Trustees will review these procedures on a periodic basis and approve any transaction relying on exemptive relief.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees (the “Board”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser.  The Board is comprised of five trustees (the “Trustees”).  The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser.  The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the Statement of Additional Information.

Investment Adviser

Griffin Capital Credit Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, serves as the Fund’s investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Delaware limited liability company formed in 2016, for the purpose of advising the Fund.  The Adviser is controlled by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this prospectus.
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Under the general supervision of the Fund’s Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund’s service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.85% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Investment Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for fiscal period ending June 30, 2017.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.35% per annum of the Fund’s average daily net assets attributable to Class I (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until March 31, 2018, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After March 31, 2018, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

Shareholders will also pay a pro rata share of asset-based and performance fees associated with the Underlying Funds.

Adviser’s Investment Committee

The Adviser has established an Investment Committee comprised of six persons (the “Committee”) responsible for: setting overall investment policies and strategies of the Adviser; approval of Private Corporate Debt Investments being considered for investment by the Fund; establishing allocation targets for the investment portfolio of the Fund among the investments in which the Fund intends to invest; and generally overseeing the activities of the Portfolio Managers (see below).

The members of the Committee, and their professional background and experience, are as follows:

Kevin A. Shields -- Mr. Shields is the Chief Executive Officer and is a Principal of the Adviser, a position he has held since its inception in 2017.  Mr. Shields also serves as the Fund’s President and a member of the Board of Trustees, positions he has held since the Fund’s formation. Mr. Shields is also Chairman and Chief Executive Officer of Griffin Capital Company, LLC, which he founded in 1995, and is the chief executive officer of our exclusive wholesale marketing agent, Griffin Capital Securities, LLC and controls our adviser through his ownership of Griffin Capital Company, LLC. Griffin Capital Company, LLC, through a wholly-owned subsidiary, owns Griffin Capital Securities, LLC. Mr. Shields also serves as the Chief Executive Officer of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as a Trustee of the Board of Trustees of Griffin Institutional Access Real Estate Fund (“GIREX”), a position he has held since its inception in 2014.  Mr. Shields also currently serves as Chief Executive Officer and Chairman of the board of directors of Griffin Capital Essential Asset REIT, Inc. (“GCEAR”) and Griffin Capital Essential Asset REIT II, Inc. (“GCEAR II”), two public non-traded REITs sponsored by Griffin Capital Company, LLC, positions he has held since each company's formation in 2008 and 2013, respectively. He is also President and a member of the board of directors of Griffin-Benefit Street Partners BDC Corp. ("GB-BDC"), a non-diversified, closed-end management investment company regulated as a business development company under the 1940 Act, positions he has held since the company's formation in May 2014. He also serves as a non-voting special observer of the board of directors and member of the investment committee of Griffin-American Healthcare REIT III, Inc., a public non-traded REIT co-sponsored by Griffin Capital Company, LLC. Before founding Griffin Capital Company, LLC, from 1993 to 1994, Mr. Shields was a Senior Vice President and head of the Structured Real Estate Finance Group at Jefferies & Company, Inc., a Los Angeles-based investment bank. During his tenure at Jefferies, Mr. Shields focused on originating structured lease bond product with a particular emphasis on sub-investment grade lessees. While there, he consummated the first securitized forward lease bond financing for a sub-investment grade credit tenant. From 1992 to 1993, Mr. Shields was the President and Principal of Terrarius Incorporated, a firm engaged in the restructuring of real estate debt and equity on behalf of financial institutions, corporations, partnerships and developers. Prior to founding Terrarius, from 1986 to 1992, Mr. Shields served as a Vice President in the Real Estate Finance Department of Salomon Brothers Inc. in both New York and Los Angeles. During his tenure at Salomon, Mr. Shields initiated, negotiated, drafted and closed engagement, purchase and sale and finance agreements. Mr. Shields holds a J.D. degree, an MBA, and a B.S. degree in Finance and Real Estate from the University of California at Berkeley.
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Randy I. Anderson Ph.D., CRE -- Dr. Anderson serves as Chief Investment Officer and is a Principal of the Adviser, a position he has held since its inception in 2017, and as Chairman of the Board of Trustees, a position he has held since the Fund’s formation. In addition, Dr. Anderson serves as President of Griffin Capital Asset Management Company, LLC, and has held such position since September 2015.  Dr. Anderson also serves as the Chief Investment Officer of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as Chairman of the Board of Trustees of GIREX, a position he has held since its inception in 2014.  Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital Company, LLC, a position he has held since joining Griffin Capital Company, LLC in 2014.  Dr. Anderson has also been Executive Vice President of Griffin Benefit-Street Partners BDC Corp. and its registered investment adviser, Griffin Capital BDC Advisor, LLC since May 2014. From 2012-2013, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC, including founding partner of the Bluerock Total Income+ Real Estate Fund, where he was the Portfolio Manager.  Dr. Anderson served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida from 2008 through 2013, where he was responsible for growing the real estate program, including the establishment of the Professional MS in Real Estate.  While at the University of Central Florida, Dr. Anderson was a member of the University Foundation Investment Sub-Committee which provides investment advice for the endowment, was the academic member of the Florida Association of Realtors Education Foundation Advisory Board, and was an ex-officio board member of the Central Florida Commercial Association of Realtors.  In 2007, Dr. Anderson was President, Chief Executive Officer, and founding partner of Franklin Square Capital Partners, where he helped establish, strategically organize, and capitalize the firm.  From 2005 through 2007, Dr. Anderson also served as Chief Economist for CNL Financial Group as well as Divisional President for CNL Real Estate Advisors.  Prior to CNL, Dr. Anderson was the Chief Economist and Director of Research for the Marcus and Millichap Company from 2002 through 2005 and Vice President of Research at Prudential Real Estate Advisors from 2001 through 2002.

Dr. Anderson is a former co-editor of the Journal of Real Estate Portfolio Management and the Journal of Real Estate Literature.  Dr. Anderson received the Kinnard Young Scholar Award from the American Real Estate Society, an award which recognizes outstanding real estate scholarship for young academics, served as the Executive Director for the American Real Estate Society, was named a Homer Hoyt Fellow and a NAIOP Distinguished Fellow, and has been invited to guest lecture at leading global universities.  Dr. Anderson received his B.A. in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.
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David C. Rupert -- Mr. Rupert has served as a member of the Investment Committee of our adviser since its inception in 2017. Mr. Rupert has also served as the President of Griffin Capital Company, LLC since 2010, and served as Chief Operating Officer of Griffin Capital Company, LLC from 2000-2008. Mr. Rupert also serves as Chief Executive Officer of GB-BDC, a position he has held since the company’s formation in 2014, as Executive Vice President of GCEAR a position he has held since July 2015, and as Executive Vice President of GCEAR II, a position he has held since the company’s formation in November 2014.  In addition, Mr. Rupert serves as Vice President of Phillips Edison Grocery Center REIT III, Inc., a position he has held since 2016. Mr. Rupert also previously served as President of Griffin Capital Essential Asset REIT, Inc. from July 2012 through June 2015. Mr. Rupert’s 30 years of commercial real estate and finance experience includes over $9 billion of transactions executed on four continents: North America, Europe, Asia and Australia. From July 2009 to August 2010, Mr. Rupert co-headed an opportunistic hotel fund in partnership with The Olympia Companies, a hotel owner-operator with more than 800 employees, headquartered in Portland, Maine. From March 2008 through June 2009 Mr. Rupert was a partner in a private equity firm focused on Eastern Europe, in particular extended stay hotel and multifamily residential development, and large scale agribusiness in Ukraine. From 1999-2000, Mr. Rupert served as President of CB5, a real estate and restaurant development company that worked closely with the W Hotel division of Starwood Hotels. From 1997-1998 Mr. Rupert provided consulting services in the U.S. and UK to Lowe Enterprises, a Los Angeles-headquartered institutional real estate management firm. From 1986-1996, Mr. Rupert was employed at Salomon Brothers in New York, where he served in various capacities, including the head of REIT underwriting, and provided advice, raised debt and equity capital and provided brokerage and other services for leading public and private real estate institutions and entrepreneurs. Since 1984, Mr. Rupert has served on the Advisory Board to Cornell University’s Endowment for Real Estate Investments, and in August 2010 Mr. Rupert was appointed Co-Chairman of this Board. For more than 15 years, Mr. Rupert has lectured in graduate-level real estate and real estate finance courses in Cornell’s masters-level Program in Real Estate, where he is a founding Board Member. Mr. Rupert received his B.A. degree from Cornell in 1979 and his MBA from Harvard in 1986.

Howard S. Hirsch -- Mr. Hirsch has served as a member of the Investment Committee of the Adviser since its inception in 2017. He also serves as Vice President and Secretary of the Adviser.  Mr. Hirsch serves as Vice President and General Counsel - Securities of Griffin Capital, positions he has held since June 2014. In addition, Mr. Hirsch serves as Vice President and Secretary of Griffin Capital Advisor, LLC, positions he has held since its inception in 2014.  Mr. Hirsch serves as Vice President and Secretary of GB-BDC, positions he has held since its inception in 2014.  Mr. Hirsch is Vice President and Secretary of GCEAR II, and has held these positions since June 2014 and is Vice President and Assistant Secretary of GCEAR, and has held these positions since January 2015. Prior to joining Griffin Capital in June 2014, Mr. Hirsch was a shareholder at the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC in Atlanta, Georgia. From July 2007 through the time he joined Baker Donelson in April 2009, Mr. Hirsch was counsel at the law firm of Bryan Cave LLP in Atlanta, Georgia. Prior to joining Bryan Cave LLP, from July 1999 through July 2007, Mr. Hirsch worked at the law firm of Holland and Knight LLP in Atlanta, Georgia, where he was an associate and then a partner. Mr. Hirsch has over 15 years of experience in public securities offerings, SEC reporting, corporate and securities compliance matters, and private placements. He previously handled securities, transactional and general corporate matters for various publicly-traded and non-traded REITs. Mr. Hirsch's experience also includes registrations under the Securities Act of 1933, reporting under the Exchange Act of 1934, and advising boards of directors and the various committees of public companies. He has counseled public companies on corporate governance best practices and compliance matters, and has represented issuers on SEC, FINRA, and "Blue Sky" regulatory matters in connection with registrations of public offerings of non-traded REITs and real estate partnerships. He also has experience representing broker dealers on various FINRA compliance matters. Mr. Hirsch earned his B.S. from Indiana University and his J.D. from The John Marshall Law School in Chicago, Illinois.
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Spencer Propper -- Mr. Propper serves as Vice President and is a Principal of the Adviser. Additionally, Mr. Propper serves as Vice President, Product Development of Griffin Capital Company, LLC, a position he has held since joining Griffin Capital Company, LLC in 2014.  In addition, Mr. Propper serves as Vice President of Griffin Capital Advisor, LLC, a position he has held since its inception in 2014, and as Associate Portfolio Manager of the GIREX, a position he has held since its inception in 2014.  Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Masters of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Joseph E. Miller -- Mr. Miller serves as Chief Financial Officer of the Adviser and Treasurer of the Fund. Mr. Miller is the Treasurer of GIREX, and the Chief Financial Officer of GIREX’s adviser, Griffin Capital Advisor, LLC, and has held these positions since June 2014. In addition, Mr. Miller is the Chief Financial Officer of Griffin Capital Essential Asset Advisor II, LLC and has served as Griffin Capital’s Chief Financial Officer since February 2007, where he is responsible for all of Griffin Capital’s and Griffin Capital Essential Asset Advisor II, LLC’s accounting, finance, information technology systems and human resources functions. Mr. Miller has 25 years of real estate experience in public accounting and real estate investment firms. Prior to joining our sponsor, from 2001 to January 2007, Mr. Miller served as the Vice President and Corporate Controller, and later the Senior Vice President of Business Operations, for PS Business Parks, a publicly-traded REIT. At PS Business Parks, Mr. Miller was initially responsible for SEC filings, property-level accounting, and all financial reporting. Upon assuming the role of Senior Vice President of Business Operations, Mr. Miller was responsible for the financial operations of the real estate portfolio, policies and procedures of the organization, and information technology systems. From 1997 to 2001, Mr. Miller was the Corporate Controller for Maguire Properties, formerly Maguire Partners, where he was responsible for the accounting operations, treasury functions, and information technology systems. Before joining Maguire, from 1994 to 1997, Mr. Miller was an audit manager with Ernst & Young LLP where he was responsible for attestation engagements for financial services and real estate companies, and he also worked on initial public offering teams for real estate investment companies going public. Mr. Miller also worked with KPMG, where he became a certified public accountant. Mr. Miller received a B.S. in Business Administration, Accounting from California State University, Northridge, and an M.B.A. from the University of Southern California.

Investment Sub-Adviser

The Adviser has engaged BCSF Advisors, LP, an SEC registered investment adviser pursuant to the provisions the Advisers Act, to provide ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. BCSF is an affiliate of Bain Capital Credit, LP. Bain Capital Credit, LP (“Bain Capital Credit”) was formed in 1998 as the credit investing arm of Bain Capital, LP (“Bain Capital”) one of the world’s premier alternative investment firms, with over $75 billion in assets under management as of December 31, 2016.  BCSF has entered into a resource sharing agreement with Bain Capital Credit, pursuant to which Bain Capital Credit will provide BCSF with experienced investment professionals and access to the resources of Bain Capital Credit.  Bain Capital Credit invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong and Melbourne, Bain Capital Credit and its subsidiaries have a global footprint with approximately $33.1 billion in assets under management as of December 31, 2016
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Portfolio Managers

Subject to the Committee’s oversight, Jonathan DeSimone and Andrew Carlino are the Fund’s portfolio manager (“Portfolio Managers”) and oversees the day to day investment operations of the Fund.

Jonathan DeSimone -- Mr. DeSimone joined Bain Capital Credit in 2002. He is a Managing Director, a Credit Committee member and the Chief Investment Officer of Bain Capital Credit’s Liquid Credit business including separate accounts and dedicated funds. He serves as the Portfolio Manager for the Bain Capital Senior Loan Fund, Bain Capital High Income Partnership and Bain Capital Credit’s separate accounts in liquid credit. Prior to his current role, Mr. DeSimone covered the Enterprise Services and Chemicals industries. In addition, he opened Bain Capital Credit’s London office and served as its head from 2005 to 2009. Previously, Mr. DeSimone was a Manager at Bain & Company where he worked in the firm’s Private Equity Practice performing strategic due diligence and post-acquisition strategy assessments. Mr. DeSimone received an M.B.A. from the Amos Tuck School of Business at Dartmouth College as an Edward Tuck Scholar with Highest Distinction and a B.A. from Georgetown University.

Andrew Carlino -- Mr. Carlino joined Bain Capital Credit in 2002. He is a Managing Director and Portfolio Manager in Liquid Credit. Prior to his current role, Mr. Carlino was responsible for investments in the Airlines, Aerospace & Defense, and Homebuilding & Building Product sectors. Previously, Mr. Carlino was a consultant for The Boston Consulting Group where he worked on engagements in the Healthcare, Software and Retail Banking sectors. He also spent five years in the US Air Force as an intelligence officer. Mr. Carlino received an M.B.A. from The University of Chicago Booth Graduate School of Business and a B.S. from the United States Air Force Academy.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

Administrator and Accounting Agent

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent.  For its services as Administrator and Accounting Agent, the Fund pays ALPS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Transfer Agent

DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as Transfer Agent.

Custodian

The Bank of New York Mellon Trust Company, National Association (the “Custodian”), located at 601 Travis Street, 16th Floor, Houston, Texas 77002, serves as custodian for the securities and cash of the Fund’s portfolio.  Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Estimated Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

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ALPS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund. DST is obligated to pay expenses associated with providing the services contemplated by a Transfer Agency Agreement, including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund’s dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) distribution and shareholder servicing fees, (xiii) investment-related expenses, incurred in connection with identifying, sourcing, evaluating, valuing, researching, diligencing, monitoring, acquiring, selling or restricting investments, whether or not completed, including fees and other compensation payable to third parties in connection therewith and travel expenses incurred by the Sub-Adviser or its affiliates incurred in connection with the Fund’s affairs, and (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

On the basis of the anticipated size of the Fund, it is estimated that the Fund’s annual operating expenses will be approximately $3,500,000, which includes offering costs and does not take into account the effect of the Expense Limitation Agreement between the Fund and the Adviser. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on a best efforts basis that actual annual operating expenses will not be substantially more or less than this estimate.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the organization of the Fund, estimated at $61,453 will be borne by the Fund. The Fund will pay organizational costs and offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incident to the offering will be deferred and amortized to expense over a 12 month period, such that deferred offering costs will be zero at the completion of the first year of operations, and expenses incident to the issuance of shares by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

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DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Each Class I share will be offered at net asset value. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations.

If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  Like all investments that are valued at fair value, the Private Debt Funds will be difficult to value.  There is no single standard for determining fair value of a security.  Likewise, there can be no assurance that the Fund will be able to purchase or sell a portfolio security at the fair value price used to calculate a Fund’s NAV.  Rather, in determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.  The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

With respect to Private Corporate Debt Investments, the Adviser has engaged an independent third-party valuation specialist to assist in valuing such securities in certain circumstances where a market price is not readily available. The factors that may be considered with respect to the valuation of Private Corporate Debt Investments include:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower’s ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Fund’s debt investments;

•	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and
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•	other factors deemed applicable.

All of these factors may be subject to adjustments based upon the particular circumstances of a security or the Fund’s actual investment position.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Fair Value Pricing Committee of the Board will review any securities valued by the Adviser in accordance with the Fund’s valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner.  Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities.  Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value.  Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any).  The Adviser has adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. In addition, certain conflicts of interest may arise from the Sub-Adviser’s arrangements with affiliated investment advisers. The Fund’s ability to enter into transactions with affiliates of the Sub-Adviser are limited by the 1940 Act and may require exemptive relief. The Fund and the portfolio managers who are affiliated with the Sub-Adviser will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles managed by affiliates of the Sub-Adviser.
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QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at net asset value no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).  The Fund expects its first Repurchase Request Deadline will be during the second calendar quarter of 2017.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
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Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”).  The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”).  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-888-926-2688 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charges

Class I shares are not subject to a contingent deferred sales charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.
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Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s net asset value.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

Distribution Policy

The Fund intends to accrue dividends daily (Saturdays, Sundays and holidays included) and to distribute as of the last business day of each quarter. If a quarter begins on a Saturday, Sunday, or holiday, dividends for those days are accrued and distributed at the end of the preceding quarter. Income dividends begin accruing the day after a purchase is processed by the Fund or its agents. If shares are redeemed, you will receive all dividends accrued through the day the redemption is processed by the Fund or its agents. Distributions of net capital gains are normally accrued and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The dividend rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. To the extent that quarterly distributions are a return of capital to shareholders, these are not dividends and are simply a return of the amounts that shareholders invested.  Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value.  The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.
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Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund,  regardless of how long the shares have been held. Undistributed income and net capital gains are included in the Fund’s NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund distributed a dividend in the amount of $0.25 per share. If the Fund’s share price was $25.00 on December 30, the Fund’s share price on December 31 would be $24.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

Unless the registered owner of shares elects to receive cash, all dividends distributed on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

Distributions are made at the class level, so they may vary from class to class within the Fund.  The Board reserves the right to change the quarterly distribution policy from time to time.
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DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by DST Systems, Inc. (the “Agent”). Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407.    Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.
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All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Griffin Institutional Access Credit Fund, c/o DST Systems, Inc., 430 W 7th St, Kansas City, MO 64105-1407.  Certain transactions can be performed by calling the toll free number 1-888-926-2688.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  Shareholders will not be subject to the alternative minimum tax.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.
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The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 5, 2016. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.

The Fund intends to offer three different classes of shares: Class A, Class C and Class I shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, and ongoing fees and expenses for each share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fund Expenses”.  Further, the quarterly distributions paid to shareholders, if any, will vary for each share class based on different expenses for such classes.  Certain share class details are set forth in “Plan of Distribution”.

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value.  Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees.  The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly.  Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Dividend Reinvestment Policy.”  The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund.  There are no pre-emptive rights associated with the shares.  The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund.  Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates.  However, upon written request to the Fund’s transfer agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account.  Share certificates that have been issued to an investor may be returned at any time.  The Fund’s transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery.  DST will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.
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Other Class of Shares.  The Fund intends to offer Class A and Class C shares by a different prospectus.  Class A and Class C shares are subject to lower investment minimums, but are subject to sales charges, shareholders servicing fees, and distribution fees (Class C Shares only).

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.  The Distributor is an affiliate of the Administrator.  The Fund’s Class I shares are offered for sale through the Distributor at net asset value.  The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares.  In reliance on Rule 415, the Fund intends to offer to sell up to $1 billion of its shares, on a continual basis, through the Distributor.  No arrangement has been made to place funds received in an escrow, trust or similar account.  The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to solicit orders for the purchase of the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.  Class I shares are not currently subject to a Distribution Fee.

The Distributor has entered into a “wholesaling” agreement with Griffin Capital Securities, LLC (“Griffin Capital Securities”), a registered broker-dealer and an affiliate of the Adviser.  Pursuant to the terms of the wholesaling agreement, Griffin Capital Securities will seek to market and otherwise promote the Fund through various “wholesale” distribution channels, including but not limited to; regional and independent retail broker-dealers.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale and servicing of Fund shares (the “Additional Compensation”).  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries’.  The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner.  The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments.  Additionally, the Adviser or its affiliates pay a servicing fee to the Distributor and for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.
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The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.  The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST, the Fund’s transfer agent.  The returned check and stop payment fee is currently $5.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Griffin Institutional Access Credit Fund to:

Griffin Institutional Access Credit Fund
 c/o DST Systems, Inc.
430 W 7th St
Kansas City, MO 64105-1407
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All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $5.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-888-926-2688 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: DST Systems, Inc.
Account #: (number provided by calling toll-free number above)
Further Credit:
Griffin Institutional Access Credit Fund
(shareholder registration)
 (shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact DST to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-888-926-2688 for more information about the Fund’s Automatic Investment Plan.
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By Telephone

Investors may purchase additional shares of the Fund by calling 1-888-926-2688.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, ALPS will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call ALPS at 1-888-926-2688 for additional assistance when completing an application.

If DST does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase for Class I shares by an investor is $1,000,000.  The Fund reserves the right to waive the investment minimum.  The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class I shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $1,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund.  The Fund’s Class I shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.  Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.
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Class I Shares

Class I shares will be sold at the prevailing NAV per Class I share and are not subject to any upfront sales charge.  The Class I shares are not subject to a Distribution Fee, shareholder servicing fees, or contingent deferred sales charges.  Class I shares may only be available through certain financial intermediaries.  Because the Class I shares of the Fund are sold at the prevailing NAV per Class I share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class I shares require a minimum investment of $1,000,000, while subsequent investments may be made with any amount.  The Fund reserves the right to waive the investment minimum.

Shareholder Service Expenses

Class I shares are not subject to shareholder servicing expenses.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Holland & Knight LLP, 1180 West Peachtree Street, N.W., Suite 1800, Atlanta, GA 30309.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-888-926-2688 to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-211845). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.
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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	1
Investment Objective and Policies	2
Repurchases and Transfers of Shares	11
Management of the Fund	16
Codes of Ethics	25
Proxy Voting Policies and Procedures	25
Control Persons and Principal Holders	26
Investment Advisory and Other Services	26
Portfolio Managers	33
Allocation of Brokerage	35
Tax Status	36
Other Information	39
Independent Registered Public Accounting Firm	40
Financial Statements	41
Appendix A – Griffin Capital Credit Advisor, LLC Proxy Voting Policies and Procedures	47
Appendix B – BCSF Advisors, LP Proxy Voting Policies and Procedures	50

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NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to the Fund.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.
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Griffin Institutional Access Credit Fund
Class I Shares (CRDIX) of Beneficial Interest

March [   ], 2017

Investment Adviser
Griffin Capital Credit Advisor, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.
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The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION MARCH [   ], 2017
STATEMENT OF ADDITIONAL INFORMATION MARCH [   ], 2017

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND
Class I Shares (CRDIX) of Beneficial Interest
Principal Executive Offices
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
1-888-926-2688

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Class I prospectus of Griffin Institutional Access Credit Fund, dated March [   ], 2017 (the “Prospectus”), as it may be supplemented from time to time.  The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI).  Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus.  This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-888-926-2688 or by visiting www.griffincapital.com.  Information on the website is not incorporated herein by reference. The registration statement of which the Prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090.  The Fund’s filings with the SEC also are available to the public on the SEC’s Internet web site at www.sec.gov.  Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	2
Repurchases and Transfers of Shares	11
Management of the Fund	16
Codes of Ethics	25
Proxy Voting Policies and Procedures	25
Control Persons and Principal Holders	26
Investment Advisory and Other Services	26
Portfolio Managers	33
Allocation of Brokerage	35
Tax Status	36
Other Information	39
Independent Registered Public Accounting Firm	40
Financial Statements	41
Appendix A – Griffin Capital Credit Advisor, LLC Proxy Voting Policies and Procedures	47
Appendix B – BCSF Advisors, LP Proxy Voting Policies and Procedures	50

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the “Fund” or the “Trust”).  The Fund was organized as a Delaware statutory trust on April 5, 2016.  The Fund’s principal office is located at c/o Griffin Capital Credit Advisor, LLC, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, and its telephone number is 1-888-926-2688. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate, on a class-specific basis, equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund offers multiple classes of shares, including Class I shares. Information on Class A and Class C shares is available in a separate Statement of Additional Information. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.
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INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.  The Fund may not:

(1)
Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any).  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)
Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

2

(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)
Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities.  The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)
Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry.  This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.

(6)
Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)
Make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Fund’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Fund’s total assets

Other Fundamental Policies

(1)
In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.
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Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund invests in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S. high yield securities, collateralized loan obligations, global high yield securities and other fixed-income and fixed-income related securities, including direct originated debt obligations, ETFs, Index Funds and other corporate debt investments. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). The Adviser is responsible for allocating the Fund’s assets among various securities using its investment strategies, subject to policies adopted by the Fund’s Board of Trustees. Additional information regarding the types of securities and financial instruments is set forth below.

Private Investment Funds

The Fund may invest to a limited extent in Private Investment Funds. The Private Investment Funds in which the Fund may invest will hold portfolio securities that are consistent with the Fund’s investment objective and strategy.

The Private Investment Funds may utilize leverage, pursuant to their operative documents, as a way to seek or enhance returns. Dependent upon the investment strategy and/or other factors, each Private Investment Fund will have differing limitations on the utilization of leverage. Such limitations are Private Investment Fund specific and may apply to an overall portfolio limitation. The Fund will limit its borrowing and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the Fund’s gross asset value.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”).  The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.  The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.  In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1.50%. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated investment companies to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays does not exceed the limits on sales loads established by the NASD for funds of funds.  Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds (such as the Fund) to invest in their shares beyond these statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds.  The Fund may rely on these exemptive orders in investing in ETFs.
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ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange.  Much like an index mutual fund, an ETF represents a portfolio of securities, which is often designed to track a particular market segment or index.  An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities.  An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.

Although not a principal investment strategy, the Fund may invest up to 15% of its assets in private funds employing hedging strategies (commonly known as "hedge funds", i.e., investment funds that would be investment companies but for the exemptions under Rule 3(c)(1) or 3(c)(7) under the 1940 Act).  Among other things, the hedge funds may invest in U.S. and non-U.S. equity and debt securities and may engage in leverage, short selling and derivative transactions.  Hedge funds typically offer their securities privately without registration under the Securities Act of 1933, as amended (the "1933 Act"), in large minimum denominations (often at least $1 million) to a limited number of high net worth individual and institutional investors hedge funds are not registered as investment companies under the 1940 Act pursuant to an exemption from registration under the 1940 Act.

Typically, investment managers of hedge funds are compensated through asset-based fees and incentive-based allocations.  The hedge funds employ a variety of "alternative" investment strategies to achieve attractive risk-adjusted returns (i.e., returns adjusted to take into account the volatility of those returns) with low correlation to the broad equity and fixed-income markets.  "Alternative" investment strategies, unlike "relative return strategies," are generally managed without reference to the performance of equity, debt and other markets.  Alternative investment strategies permit the managers of hedge funds to use leveraged or short sale positions to take advantage of perceived inefficiencies in the global capital markets.  Alternative investment strategies differ from the investment programs of traditional registered investment companies, such as mutual funds. "Traditional" investment companies are generally characterized by long-only investments and restricted use of leverage.
5

Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. real estate companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
6

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Sub-Adviser deems appropriate under the circumstances.  Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and Other Investment Vehicles.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities.  The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments.  Some special investment techniques that Fund may use may be considered speculative and involve a high degree of risk, even when used for hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.
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A small investment in derivatives could have a substantial impact on the Fund’s performance.  The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities.  The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security.  The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option.  Using covered call options might expose the Fund to other risks, as well.  For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator.  In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA.
8

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market.  To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes.  The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements.  The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies.  Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make.  As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.
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When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Non-Diversified Status

Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements.  Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer.  With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.  These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code.  These tests do not apply to investments in United States Government Securities and regulated investment companies.
10

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements).  The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.  The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval.  The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings.  Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.
The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.
The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares.  The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase.  The repurchase fee may not exceed 2.00% of the proceeds.  Generally, the Fund does not charge a repurchase fee. However, a Class C shareholder who tenders for repurchase of such shareholder’s Class C shares during the first 365 days following such shareholder’s initial capital contribution, such they are repurchased after being held less than 365 days, will be subject to a fee of 1.00% of the value of the original purchase price of the shares repurchased by the Fund (a “Contingent Deferred Sales Charge”). The Fund or its designee may waive the imposition of the Contingent Deferred Sales Charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability.  Any such waiver does not imply that the Contingent Deferred Sales Charge will be waived at any time in the future or that such Contingent Deferred Sales Charge will be waived for any other shareholder.  Class A and Class I shares are not subject to a Contingent Deferred Sales Charge. The Fund may rely on Rule 23c-3 only so long as the Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.
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Procedures:  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount:  Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”).  The Board of Trustees shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification:  No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.
The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and
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10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the Securities and Exchange Commission (“SEC”) within three business days after sending the notification to shareholders.

Notification of Beneficial Owners:  Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests:  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline.  The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount:  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis.  This policy, however, does not prohibit the Fund from:

1.
Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.
Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers:   The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;
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2.
If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.
For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.
For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement.  If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value:  The Fund’s current net asset value per share (“NAV”) shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board of Trustees.  Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange.  The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements:   From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline.  This requirement means that individual assets must be salable under these circumstances.  It does not require that the entire Liquidity Amount must be salable.  In the event that the Fund’s assets fail to comply with this requirement, the Board of Trustees shall cause the Fund to take such action as it deems appropriate to ensure compliance.
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Liquidity Policy:  The Board of Trustees may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment adviser, but shall continue to be responsible for monitoring the investment adviser’s performance of its duties and the composition of the portfolio.  Accordingly, the Board of Trustees has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

(e)	The size of the fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.
If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio.  The investment adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.

3.	The Board of Trustees shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure:  The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure:  The Fund shall include in its annual report to shareholders the following:
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1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer,

c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising:  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board’s sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion.  The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares.  Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five individuals, two of whom are “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.
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Board Leadership Structure  Dr. Randy Anderson is the Chairman of the Board of Trustees.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  The Trust believes that its Chairman, the chair of the Audit Committee, the chair of the Governance Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each shareholder.

Dr. Anderson may be deemed to be an interested person of the Trust by virtue of his ownership interest in and senior management role at Griffin Capital Credit Advisor, LLC, the Adviser of the Fund and the portfolio management services he provides to the Fund. The trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund. The Independent Trustees (as defined herein) exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority of the Board. The Independent Trustees also meet quarterly in executive session without Dr. Anderson. In view of the small size of the Board, the independent trustees have not designated any single trustee to be the lead independent trustee at this time.

Board Risk Oversight The Board of Trustees is comprised of five trustees, three of whom are Independent Trustees, with a standing independent Audit Committee with a separate chair and a standing independent Governance Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities. The Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.”  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications
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Nathan Headrick -- Mr. Headrick serves as General Counsel for the private equity firm Triloma Capital, where he is responsible for overseeing legal matters in all aspects of Triloma and its product offerings, including securities design, underwriting and distribution.

Mr. Headrick is a recognized advocate and leader in the alternative investments industry. Prior to joining Triloma, he served as President of Bluerock Capital Markets and held numerous senior leadership roles within the CNL family of companies. Under Mr. Headrick’s leadership, these broker dealers raised over $6 billion in public alternative investment capital, representing hundreds of thousands of investors in the retail broker dealer channel.  Mr. Headrick has also served as Chief Legal Officer and General Counsel to Corporate Capital Trust, KKR and CNL’s co-sponsored public, non-traded business development company.  To date, Mr. Headrick has placed $13.5 billion of public and private equity securities into the alternative investment marketplace, including syndication of substantial public company joint ventures with KKR, The Macquarie Group and CB Richard Ellis.

Mr. Headrick is also the founder and current chairman of the IPA Policy Advocacy Committee (IPAPAC), which acts as the alternative investment industry’s primary lobbying voice.

Mr. Headrick earned his Juris Doctor from Georgetown University Law Center, where he was elected student body president.  He additionally holds a Masters of Theology from Harvard University and BAs from the University of North Carolina in political science and international studies.

In 2008, Mr. Headrick was inducted into the bar of the United States Supreme Court.  The same year, he received the Orlando Business Journal 40 Under 40 Award, recognizing the forty most influential business persons in Central Florida under the age of forty.  His community activities include service on the boards of the Class of 1938 Foundation, the Orange County Regional History Center, Junior Achievement of Florida, Florida Children’s Hospital, and United Cerebral Palsy of Central Florida.

Mr. Headrick received the American Bar Association Order of the Silver Key in 2003, and was inducted into the Order of the Golden Fleece in 1996.  He is also a member of the DC Court of Appeals bar and the Florida bar.  Mr. Headrick is a registered FINRA arbitrator and holds Series 7, 24, 63, 79 and 99 licenses.  In 2012, Mr. Headrick was appointed to a term on the FINRA Corporate Finance Committee.

Robb Chapin -- Mr. Chapin has over 19 years’ experience in commercial real estate. His experience has included:

From late 2005 to 2013, Mr. Chapin served as Co-Chief Executive Officer for Servant Investments and Co-Founder of Servant Healthcare Investments, LLC, (“SHI”) an affiliate of Servant Capital Group where he was responsible for corporate strategy, capital formation and served on the executive committee. Servant Healthcare Investments was the sub-advisors to a public non-traded healthcare REIT focused on seniors housing and other healthcare related properties and the GP/sponsor of a private healthcare development fund.
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From 1999 to 2005, Mr. Chapin served as Executive Vice President for Trustreet Properties, Inc. (“A CNL Legacy Fund”), a publicly traded REIT with over 3,000 properties in over 40 states. He managed the investment strategy nationally for the acquisition of single-tenant net leased properties and was responsible for over $2 billion of commercial real estate acquisitions and investments and served on the company’s investment committee.

From 1997 to 1998, Mr. Chapin participated in the formation of CNL Retirement Properties, which acquired a portfolio consisting of over 275 properties nationwide valued at over $4.2 billion. Prior to joining CNL in 1997, he was the President of Leader Enterprises, a premier sports marketing company.

Mr. Chapin received his Bachelor of Science from Appalachian State University and completed significant course work toward his Master of Business Administration at the Crummer Graduate School of Business at Rollins College in Winter Park, Florida.

Ira Cohen -- Mr. Cohen is a successful mutual fund executive with over 33 years of retail, offshore and institutional experience. He is Executive Vice President of Asset Management Services for Recognos Financial, a provider of semantic data analysis for the financial services industry. He currently serves as an Independent Trustee for both the Valued Advisors Trust and the Angel Oak Funds Trust. Over the past ten years Mr. Cohen has served as managing principal of a boutique consulting company providing advisory and compliance related services. Mr. Cohen’s client list includes Depository Trust & Clearing Corporation (DTCC), Goldman Sachs, Fidelity, Waddell & Reed, Commonwealth Funds, DST Systems and FINRA.

Previously, Mr. Cohen spent 13 years as a Senior Vice President of INVESCO Fund Services, formerly known as AIM Investments. Mr. Cohen was responsible for all Transfer Agent Operations and Services for retail, retirement, institutional and offshore funds.  Before joining INVESCO he held senior management positions at Bank of New York and Prudential Mutual Fund Services.

As a highly sought after industry thought leader, Mr. Cohen is a frequent keynote speaker at top industry conferences and holds key positions across numerous industry organizations.  Mr. Cohen has held FINRA Registered Series 6, Series 26 and Series 63 licenses.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245.
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Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Nathaniel Headrick Age: 42	Trustee Since 2017	General Counsel, Triloma Capital (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-present; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	2
Class of 1938 Foundation (nonprofit), 1996-present; Orange County Regional History Center (nonprofit), 2005-2013; Junior Achievement of Florida (nonprofit), 2007-2011; Florida Children’s Hospital (nonprofit), 2007-2011; and United Cerebral Palsy of Central Florida (nonprofit), 2004-2011; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.

Robb Chapin Age: 54	Trustee Since 2017	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013	2	ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.

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Ira Cohen Age: 57	Trustee Since 2017	Executive Vice President, Recognos Financial (financial data services firm), 2015-present; Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	2	Valued Advisers Trust (14 portfolios), 2010-present; and Angel Oak Funds Trust (2 portfolios), 2014-present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present..

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kevin Shields Age: 58	President and Trustee Since 2017	Chairman and Chief Executive Officer of Griffin Capital Company, LLC; Chief Executive Officer of Griffin Capital Securities, LLC; President and Director, Griffin-Benefit Street Partners BDC Corp.; President and Chief Executive Officer of Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.	2
Chairman, Griffin Capital Company, LLC; 1995- present; Director, Griffin Capital Essential Asset REIT, Inc., 2008- present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014- present; Director., Griffin-Benefit Street Partners BDC Corp., 2014-present; Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.

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Joseph Miller Age: 53	Treasurer Since 2017	Chief Financial Officer, Griffin Capital Company, LLC; Chief Financial Officer, Griffin-Benefit Street Partners BDC Corp.	n/a	n/a
Randy Anderson Age: 48	Executive Vice President, Secretary and Trustee Since 2017	Chief Economist, Griffin Capital Company, LLC; Chief Investment Officer, Griffin Capital Advisor, LLC; President, Griffin Capital Asset Management Company, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin-Benefit Street Partners BDC Corp.	2	Trustee, Griffin Institutional Access Real Estate Fund, 2014-present.
Jay Haas, Jr. Age: 45	Chief Compliance Officer Since 2017	Compliance Director, Cipperman Compliance Services, LLC (compliance services provider). 2014-present; Risk Manager, Vanguard (asset manager), 2011-2014; Compliance Manual, Vanguard Marketing Corporation (asset manager), 2006-2011.	n/a	n/a
Alan Gattis Age: 36	Assistant Treasurer Since 2017	Fund Controller, ALPS Fund Services, Inc., 2011-present; Audit Manager, Spicer Jeffries LLP (a public accounting firm), 2009-2011; Auditor, PricewaterhouseCoopers LLP, 2004-2009.	n/a	n/a
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Howard S. Hirsch Age: 51	Vice President and Assistant Secretary Since 2017
Vice President and General Counsel – Securities, Griffin Capital Company, LLC, 2014-present; Vice President and Secretary; Griffin-Benefit Street Partners BDC Corp., 2014-present; Vice President, Griffin Capital BDC Advisor, LLC, 2014-present; Vice President and Secretary, Griffin Capital Essential Asset REIT II, Inc., 2014-present; Vice President and Assistant Secretary, Griffin Capital Essential Asset REIT, Inc., 2015-present; Shareholder, Baker Donelson, Caldwell & Berkowitz, PC, 2009-2014.
			n/a	n/a
Christopher Moore Age: 32	Assistant Secretary Since 2017	Senior Counsel, ALPS Fund Services, Inc. 2016-present; Associate, Thompson Hine LLP 2013-2016; Corporate Counsel, DSW Inc. 2012-2013.	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**	The term “Fund Complex” refers to the Griffin Institutional Access Credit Fund and the Griffin Institutional Access Real Estate Fund.
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Board Committees

The Board has established two standing committees: the Audit Committee and the Governance Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Trustees, except for Messrs. Anderson and Shields, each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of February 28, 2017, the Audit Committee met once.

Governance Committee

The Board has a Governance Committee that consists of all the Trustees, except for Dr. Anderson and Mr. Shields, each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter. The Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Governance Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934.  The Governance  Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance Committee. The Governance Committee meets to consider nominees as is necessary or appropriate.  The Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As of February 28, 2017, the Governance Committee met once.
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Trustee Ownership

As of February 28, 2017, no Trustees owned shares of the Fund.

Compensation

Each Trustee who is not affiliated with the Trust or Adviser receives $2,500 per quarterly and special in-person meetings and $500 per special telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings.  The chair of the Audit Committee receives an additional $500 annually. None of the executive officers receive compensation from the Trust.

CODES OF ETHICS

Each of the Fund, the Adviser, the Sub-Adviser and the Trust’s Distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Ethics Codes”).  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”).  The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, who may in turn delegate to the Sub-Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser (or the Sub-Adviser) vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser (or the Sub-Adviser)  to present to the Board, at least annually, the Adviser’s(or Sub-Adviser’s) Proxy Policies and a record of each proxy voted by the Adviser (or the Sub-Adviser)  on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser (or the Sub-Adviser) involving a conflict of interest.
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Where a proxy proposal raises a material conflict between the interests of the Adviser(or the Sub-Adviser), any affiliated person(s) of the Adviser (or the applicable Sub-Adviser), the Fund’s principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser (or the Sub-Adviser)  will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Adviser (or the Sub-Adviser) will abstain from voting.  Copies of the Adviser’s and the Sub-Adviser’s proxy voting policies is attached hereto as Appendix A and Appendix B, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-888-926-2688; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 1-888-926-2688 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. The Adviser is a Delaware limited liability company. The Adviser is owned, through subsidiaries, by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he owns, more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this SAI. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders. As of the date of this Statement of Additional Information, other than the Adviser and the Sub-Adviser, no shareholders of record owned 5% or more of the outstanding shares of the Fund. As of the date of this SAI, the Trustees and officers owned no shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Griffin Capital Credit Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, serves as the Fund’s investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  The Adviser is a Delaware limited liability company formed in 2016 for the purpose of advising the Fund.  The majority of shares in the Adviser are owned indirectly by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC as of the date of this SAI.
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Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund’s service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 1.85% of the daily net assets.  The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60% and 3.35% per annum of the Fund’s average daily net assets attributable to Class A and Class C, respectively (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until March 31, 2018, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund’s Board of Trustees on 60 days written notice to the Adviser.  After March 31, 2018, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

The Sub-Adviser

The Adviser has engaged BCSF Advisors, LP (the “Sub-Adviser”), an SEC registered investment adviser pursuant to the provisions of the Advisers Act, to manage the Fund's investment portfolio.

Under the terms of the Sub-Adviser Agreement with the, the Sub-Adviser will receive fees as follows: 0.75% for up to $250 million in assets under advisement, 0.65% for $250 million to $500 million in assets under advisement, 0.60% for $500 million to $1 billion in assets under advisement and 0.55% for $1 billion or more in assets under advisement.
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Conflicts of Interest - Adviser

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”).  The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.  Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

Conflicts of Interest – Sub-Adviser

As a result of arrangements with Bain Capital Credit, L.P. (“Bain Capital Credit”), the parent of the Sub-Adviser, there may be times when the Sub-Advisor or such persons have interests that differ from those of shareholders, giving rise to a conflict of interest.

Conflicts Related to Obligations of Bain Capital Credit or the Portfolio Managers

Bain Capital Credit employees, including the Portfolio Managers, serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Bain Capital Credit and/or its affiliates. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. For example, Bain Capital Credit has management responsibilities for other investment funds, accounts and investment vehicles. There is a potential that the Fund will compete with these funds, and other entities managed by Bain Capital Credit and its affiliates, for capital and investment opportunities. As a result, Bain Capital Credit and the Portfolio Managers who are affiliated with Bain Capital Credit will face conflicts in the allocation of investment opportunities among the Fund and the investment funds, accounts and investment vehicles managed by Bain Capital Credit and its affiliates. Bain Capital Credit intends to allocate investment opportunities among eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Sub-Adviser can offer no assurance that such opportunities will be allocated to the Fund fairly or equitably in the short-term or over time. The Fund expects that Bain Capital Credit and the Sub-Adviser will agree with the Board that, subject to applicable law, allocations among the Fund and other investment funds, accounts and investment vehicles managed by Bain Capital Credit will generally be made based on capital available for investment in the asset class being allocated and the respective governing documents of such investment funds, accounts and investment vehicles. It is expected that available capital for Fund investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board or as imposed by applicable laws, rules, regulations or interpretations. However, there can be no assurance that the Fund will be able to participate in all investment opportunities that are suitable.
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Restricted Ability to Enter Into Transactions with Affiliates

The Fund is prohibited under the 1940 Act from participating in certain transactions with affiliates without the prior approval of the Fund’s independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities will be an affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate without the prior approval of the Fund’s independent Trustees. The Fund considers the Sub-Adviser and its affiliates, including Bain Capital Credit, to be affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of affiliates without prior approval of the Fund’s independent Trustees and, in some cases, of the SEC. The Fund is prohibited from buying or selling any security from or to any person who owns more than 25% of the Fund’s voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

The Fund may, however, invest alongside Bain Capital Credit’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that Bain Capital Credit, acting on the Fund’s behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. We may also invest alongside Bain Capital Credit’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and Bain Capital Credit’s allocation policy. If the Fund is prohibited by applicable law from investing alongside Bain Capital Credit’s investment funds, accounts and investment vehicles with respect to an investment opportunity, the Fund will not participate in such investment opportunity. This allocation policy provides that allocations among us and investment funds, accounts and investment vehicles managed by the Sub-Adviser and its affiliates will generally be made pro rata based on capital available for investment, as determined, in the case of the Fund, by the Board as well as the terms of the Fund’s governing documents and those of such investment funds, accounts and investment vehicles. It is the Sub-Adviser’s policy to base determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Sub-Adviser expects that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by Bain Capital Credit. However, there can be no assurance that investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time.
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In situations where co-investment with investment funds, accounts and investment vehicles managed by Bain Capital Credit is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of Bain Capital Credit’s clients, subject to the limitations described in the preceding paragraph, Bain Capital Credit will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by Bain Capital Credit has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available.  See also “— Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers” below.

The Fund’s ability to invest through co-investment transactions is dependent on the ability of the Sub-Adviser and its affiliates to amend the exemptive relief obtained by the Sub-Adviser’s affiliates to include the Fund.  Prior to the extension of such exemptive relief to the Fund, the Fund will not be able to invest through the Co-Investment Program and, thus, will not be able to fully implement its investment strategy. The Sub-Adviser believes that co-investment by the Fund and investment funds, accounts and investment vehicles managed by Bain Capital Credit may afford the Fund additional investment opportunities and an ability to achieve greater diversification.

Operation in a Highly Competitive Market for Investment Opportunities

The business of investing in assets meeting the Fund’s investment objective is highly competitive. Competition for investment opportunities includes a growing number of nontraditional participants, such as hedge funds, senior private debt funds, including business development companies, and other private investors, as well as more traditional lending institutions and competitors. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. Increased competition for, or a diminishment in the available supply of, investments suitable for the Fund could result in lower returns on such investments. Moreover, the identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. The Fund may incur significant expenses in connection with identifying investment opportunities and investigating other potential investments which are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third party advisors.
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The Fund may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Bain Capital Credit. Although Bain Capital Credit will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of the Fund and our shareholders. Moreover, the performance of investments will not be known at the time of allocation.

Resolution of Conflicts

The Sub-Adviser will approach all conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund, on the one hand, and a fund advised by the Sub-Adviser or its affiliates, on the other hand, the Sub-Adviser will represent the interests of the Fund, and the other participating investment adviser will represent the interests of the fund it advises. In resolving conflicts, the Sub-Adviser and the other affiliated investment advisers will generally consider various factors, including the interests of the Fund and the funds they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Fund and the funds they advise. From time to time and as required by applicable law or under the terms of any exemptive relief, the Sub-Adviser and other affiliated investment advisers may determine to refer certain conflicts of interest to Bain Capital Credit’s Allocation Committee (the “Allocation Committee”), comprised of senior Bain Capital Credit personnel, for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve such conflicts. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain conflicts of interest. See also “— Allocation of Investment Opportunities Among the Fund, Other Investment Advisor Funds and Related Funds” below.

When conflicts arise between the Fund, on the one hand, and another fund advised by an affiliated investment adviser, on the other hand, the Sub-Adviser will resolve the conflict. In doing so, it will generally consider various factors, including the interests of the Fund and the other fund advised by the affiliated investment adviser with respect to the immediate issue and/or with respect to the longer term course of dealing among the Fund and the other fund advised by the affiliated investment adviser. In the case of such conflicts involving the Fund and other funds advised by the affiliated investment adviser, the Sub-Adviser’s determination as to which factors are relevant, and the resolution of such conflicts will be made in the Sub-Adviser’s sole discretion except as required by the governing documents of the Fund. There can be no assurance that the Sub-Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.
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Allocation of Investment Opportunities Among the Fund and Other Funds Advised by Affiliated Investment Advisers

The Sub-Adviser and Bain Capital Credit sponsor and manage various investment vehicles (including managed accounts), and each expects to form new investment vehicles in the future, some of which have and will have an investment strategy or objective that overlaps (in whole or in part) with those of the Fund. Certain funds are subject to investment allocation requirements (the “Investment Allocation Requirements”). Investment Allocation Requirements may be set forth in the instrument under which such fund was established (such as a fund’s limited partnership agreement (or analogous organizational document) or private placement memorandum), or in side letters.

Other funds advised by affiliated investment advisers, as well as investment vehicles formed in the future, will make certain investments that are appropriate for the Fund, and the Fund may receive a smaller allocation of any such investment or no allocation at all as a result. These relationships are likely to present conflicts of interest in determining how much, if any, of certain investment opportunities to offer to the Fund. Subject to any Investment Allocation Requirements, opportunities for investments will be allocated among the Fund and other funds advised by affiliated investment advisers in a manner that the Sub-Adviser and the applicable affiliated investment advisers, believe in their sole discretion to be appropriate given factors they believe to be relevant. Such factors with respect to the Fund on the one hand, and the other funds advised by affiliated investment advisers on the other, and/or with respect to the target, as applicable, will generally include, but are not necessarily limited to, the following:

•	investment objectives and investment focus;
•	target’s geography, nature of its business and scale;
•	transaction sourcing;
•	liquidity and reserves;
•	diversification;
•	lender covenants and other limitations;
•	amount of capital available for investment, as well as projected future capacity for
•	investment;
•	targeted rate of return;
•	stage of development of the prospective portfolio company or other investment and anticipated holding period of the prospective portfolio company;
•	portfolio composition;
•	suitability as a follow-on investment for a current portfolio company;
•	the availability of other suitable investments;
•	risk considerations;
•	cash flow considerations;
•	asset class restrictions;
•	industry and other allocation targets;
•	minimum and maximum investment size requirements;
•	tax implications;
32

•	legal, contractual or regulatory constraints; and
•	any other relevant limitations imposed by or conditions set forth in the applicable offering documents and limited partnership agreements (or analogous organizational documents) of each fund.

Bain Capital Credit, the Sub-Adviser, and affiliated investment advisers have substantial discretion in allocating investment opportunities. The foregoing methodology for allocation of investment opportunities will likely vary over time and will be on a case-by-case basis.

In connection with its investment activities, the Sub-Adviser and the other affiliated investment advisers have in the past and may in the future encounter situations in which they must determine how to allocate investment opportunities among various clients and other persons, which may include, but are not limited to, the following:

1)  the Fund and other funds advised by affiliated investment advisers for which this is a suitable investment;
2)  any co-investment vehicles that have been formed to invest side-by-side with one or more of the Fund, or other funds advised by affiliated investment advisers in all or particular transactions entered into by such fund(s) (the investors in such co-investment vehicles may include employees, business associates and other “friends and family” of Bain Capital Credit or its personnel; individuals and entities that are also Fund shareholders; and/or individuals and entities that are not Fund shareholders (“Third Parties”));
3)  Fund shareholders and/or Third Parties that wish to make direct investments (i.e., not through an investment vehicle) side-by-side with one or more of the Fund or other funds advised by affiliated investment advisers in particular transactions entered into by the Fund or such other funds advised by affiliated investment advisers; and
4)  Fund shareholders and/or Third Parties acting as “co-sponsors” with the Fund with respect to a particular transaction.

Bain Capital Credit has adopted policies and procedures relating to the allocation of investment opportunities among the Fund, other funds advised by affiliated investment advisers and/or Third Parties co-investing with the Fund, and will make allocation determinations consistently therewith to the extent such policies and procedures apply to a particular investment opportunity. From time to time, Bain Capital Credit or other affiliated investment advisers may determine to refer certain investment opportunities to the Allocation Committee for review and resolution, particularly in situations where the Sub-Adviser and other affiliated investment advisers are unable to resolve conflicts in the allocation of investment opportunities among the Fund, other funds advised by affiliated investment advisers and/or Third Parties coinvesting with the Fund. Similarly, the Allocation Committee may in its sole discretion determine to review and make determinations regarding certain allocations of investment opportunities.

PORTFOLIO MANAGERS

Jonathan DeSimone and Andrew Carlino of the Sub-Adviser are the Fund’s portfolio managers.  Messrs. DeSimone and Carlino have primary responsibility for management of the Fund’s investment portfolio and have served the Fund in this capacity since it commenced operations in 2017.  Messrs. DeSimone and Carlino each receive a salary, retirement plan benefits and performance-based bonus from the Sub-Adviser or its affiliates.  Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Sub-Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
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As of January 31, 2017, Messrs. DeSimone and Carlino are responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$30M	0	$0
Other Pooled Investment Vehicles	4	$4,308M	1	$1,643M
Other Accounts	30	$8,328M	9	$2,635M

As of January 31, 2017, Messrs. DeSimone and Carlino owned no Fund shares.

Administrator and Accounting Agent

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as Administrator and Accounting Agent.  For its services as Administrator and Accounting Agent, the Fund pays AFS the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Distributor

ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions.

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ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by either (i) the portfolio manager who is an employee of the Adviser or (ii) designated employees of the Sub-Adviser. Both the Adviser and the Sub-Adviser are authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Adviser or the Sub-Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as either the Adviser or the Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, both the Adviser and the Sub-Adviser will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if either the Adviser or the Sub-Adviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, either the Adviser or the Sub-Adviser, as applicable, may select brokers or dealers who also provide brokerage, research and other services to other accounts over which either the Adviser or the Sub-Adviser, as applicable, exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Adviser and its affiliates, as well as the Sub-Adviser and its affiliates, will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser, as well as the Sub-Adviser, places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through the Distributor.  The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time.  Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
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TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.
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The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.
37

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
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Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights.  Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Cipperman Compliance Services, LLC (“Cipperman”) located at 500 E. Swedesford Road, Suite 104, Wayne, PA 19087, provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman and the Fund.
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Administrator

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s administrator and fund accountant pursuant to a fund services agreement between ALPS and the Fund.

Transfer Agent

DST Services, Inc., located at 333 W. 11th Street, Kansas City, MO 64105, serves as Transfer Agent pursuant to a transfer agency agreement between DST Systems, Inc. and the Fund.

Legal Counsel

Holland & Knight LLP, 1180 West Peachtree Street, N.W., Suite 1800, Atlanta GA 30309, acts as legal counsel to the Fund.

Custodian

The Bank of New York Mellon Trust Company, National Association (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 601 Travis Street, 16th Floor, Houston, Texas 77002

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.  PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210.
40

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Griffin Institutional Access Credit Fund

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Griffin Institutional Access Credit Fund(the "Fund") as of January 23, 2017, and the results of operations for the period April 5, 2016 to January 23, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Ov ersight Board (United States). Those  standards require that we  plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

Boston,
Massachusetts
January 31,
2017
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Griffin Institutional Access Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
January 23, 2017

ASSETS
Cash	$100,000
Deferred Offering Costs	283,743
Total Assets	383,743

LIABILITIES
Payable to Adviser for Offering Costs	283,743
NET ASSETS	$100,000

NET ASSETS CONSIST OF
Paid-in capital (Note 1)	$100,000

PRICING OF SHARES
Class I:
Net asset value, offering and redemption price per share	$25.00
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,000

See accompanying notes which are an integral part of the financial statements.
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Griffin Institutional Access Credit Fund
STATEMENT OF OPERATIONS
Period from April 5, 2016 (Organization of Trust) to January 23, 2017

INVESTMENT INCOME EXPENSES	$-

Organizational Expenses	53,952

Less: Reimbursement from Adviser (Note 3)	(53,952)

NET EXPENSES	-

NET INVESTMENT INCOME	$-

See accompanying notes which are an integral part of the financial statements.
43

Notes to Financial Statements
January 23, 2017

Note 1 — Organization and Registration

The Griffin Institutional Access Credit Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that will offer to make quarterly repurchases of shares at net asset value. The Fund’s Investment Adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). BCSF Advisors, LP (the “Sub-Adviser”) serves as the Fund’s investment Sub-Adviser.

The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing in public and private debt securities.

The Fund was organized as a statutory trust on April 5, 2016 and under the laws of the State of Delaware. The Fund had no operations from that date to January 23, 2017, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 Class I shares at a net asset value of $25.00 per share on January 23, 2017. The Fund is authorized to issue an unlimited number of shares.

Note 2 — Significant Accounting Policies

Basis of Presentation

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Fund places its cash with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit. Cash at January 23, 2017 is on deposit at The Bank of New York Melon Trust Company, NA. There are no restrictions on cash.

Organizational and Offering Costs

All costs incurred by the Fund in connection with its organization and offering have been advanced by the Adviser subject to recoupment as described in Note 3. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

The Fund accounts for income taxes in conformity with ASC Topic 740 – Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. There were no material uncertain income tax positions, interest, or penalties as of January 23, 2017.
44

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Note 3 — Investment Advisory and Other Agreements

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 1.85% of its average daily net assets.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to waive or reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2018 to ensure that Net Annual Operating Expenses (including offering and organizational expenses, but excluding any taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 2.35% for Class I shares of the Fund’s average daily net assets. The Agreement will allow the Adviser to recover amounts previously advanced, or adviser fees waived, for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. As of January 23, 2017, the amount recoverable by the Adviser under the Agreement was $53,952.

The Adviser compensates the Sub-Adviser under the terms of the sub-advisory agreement. The compensation is not an expense of the Fund.

ALPS Fund Services, Inc. (“ALPS”) provides administrative, fund accounting and other services to the Fund for a monthly administration fee based on the average daily net assets at the following annual rates.

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. The Distributor acts as an agent for the Fund and the distributor of its shares.

DST Systems, Inc. ("DST"), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.
45

Note 4 — Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.
46

APPENDIX A

PROXY VOTING

Policy

Griffin Capital Credit Advisor, LLC, the “Adviser”, as a matter of policy and as a fiduciary to the Clients, has the responsibility for voting proxies for securities consistent with the best interests of Clients. The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy policies and practices and the availability of the Adviser’s proxy voting record. The Adviser does not vote proxies regarding securities held by the Fund but rather, delegates the voting responsibility to the Sub-Adviser.

Background & Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients;

(b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the recommendations regarding assets on behalf of the Client to portfolio securities which could also include Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations. The voting rights of the Client, as holders of interests in Private Investment Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds). Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies. Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies. Instead, they may solicit consents from their limited partners, members or shareholders. The term “Proxies” will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

Procedures

The Adviser has adopted procedures to implement the firm’s proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:
47

Voting Procedures

•
In the event Adviser employees, officers, or directors receive proxy materials on behalf of a Client, the employees, officers and directors will forward such materials to the appropriate member of the Adviser’s Investment Committee to vote the Proxy..

•
The voting member of the Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below). The voting member of the Adviser’s Investment Committee may take into account information provided by the Underlying Fund’s personnel regarding the nature of the proxy. Along with his or her recommendation, the voting member of the Adviser’s Investment Committee will identify if any material conflicts exist for the Adviser. The voting member of the Investment Committee will then provide a written certification, provided on the Proxy Voting Form to this policy that the Adviser is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy.

•	The Assistant Portfolio Manager, or designee, is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the appropriate party prior to the deadline.

Proxy Voting Guidelines

•
In the absence of specific voting guidelines from the Client, the Adviser will vote Proxies in the best interests of such Client. The Client is permitted to place reasonable restrictions on the Adviser’s voting authority.

•
Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Investment Committee, on a case-by-case basis.

•
The Adviser may determine not to vote a Proxy if doing so would not be in the Client’s best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Client.

Material Conflicts of Interest in Connection with Proxy Voting

•
Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser’s relationship with such company and materially impact the Adviser’s business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

•
From time to time, the Adviser will review a proxy which presents a potential material conflict. As a fiduciary to its clients, the Adviser takes these potential conflicts very seriously. While the Adviser’s primary goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the Adviser’s potential conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Chief Investment Officer or Assistant Portfolio Manager. Casting a vote in the best interest of the Client would eliminate the Adviser’s discretion on the particular issue and hence avoid the conflict.

48

•	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.

Disclosure

•
The Adviser will provide conspicuously displayed information in its client’s Registration Statement summarizing this proxy voting policy and procedures, including a statement that the Investors may request information regarding how the Adviser voted the Client’s Proxies, and may request a copy of these policies and procedures.

Requests for Information

•	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.

•	In response to any request from an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping
The CCO shall retain the following proxy records in accordance with the Adviser’s Recordkeeping Policy:

•	These policies and procedures and any amendments;

•	Each Proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

•	Any document the Adviser created that was material to making a decision how to vote Proxies, or that memorializes that decision;

•	A copy of each written request from a Client or Investor for information on how the Adviser voted such Client’s Proxies, and a copy of any written response.
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APPENDIX B

PROXY VOTING

A.          Introduction

As a fiduciary, Bain Capital Credit has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of the Clients* and not to subrogate Client interests to its own interests. To meet its fiduciary obligations, Bain Capital Credit seeks to ensure that Bain Capital Credit votes proxies in the best interest of the Clients, and addresses how Bain Capital Credit will resolve any conflict of interest that may arise when voting proxies. This policy attempts to generalize a complex subject and Bain Capital Credit may, from time to time, determine that it is in the best interests of the Clients to depart from specific policies described herein. The Industry Vice President will document the rationale for any such departure in consultation with Compliance.

Compliance is responsible for ensuring that the Clients are provided with (i) a description of Bain Capital Credit’s proxy voting policies and procedures and how the Clients may, upon request, obtain a copy of the proxy voting policies and procedures; and (ii) instructions about how a Client may obtain information as to how Bain Capital Credit voted the Client’s securities. The Chief Compliance Officer and the Chief Operating Officer are responsible for responding to requests regarding the proxies voted by Bain Capital Credit. For purposes of this Proxy Voting policy, references to “Bain Capital Credit” include the controlling entities of the Investment Vehicles, which vote securities held by the Investment Vehicles.

In addition, any changes in the proxy voting agent require a diligence review and approval from Compliance.

*
With respect to Clients that are Registered Funds or BDCs for whom Bain Capital Credit serves as adviser or sub- adviser, Bain Capital Credit will coordinate with such Registered Funds’ or BDCs’ adviser (if applicable) and the Registered Funds or BDCs to determine the appropriate party for voting proxies (i.e., whether the Registered Funds’ or BDCs’ proxy policies delegate proxy voting responsibility to Bain Capital Credit).

B.          Procedures

Operations is responsible for processing all proxy notifications received by Bain Capital Credit. All proxy voting requests received are forwarded to the Industry Vice President responsible for the issuer. The Industry Vice President communicates the proxy voting decision to Operations. The hard-copy documentation is completed by Operations and sent back to the appropriate party. Operations maintains a log of all proxy voting documentation received and the status thereof.

C.          Conflicts of Interest

Bain Capital Credit recognizes that conflicts of interest may arise from time to time in relation to proxy voting requirements. A conflict between Bain Capital Credit and any Client can arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise:
50

•	A failure to vote in favor of a position supported by management may harm the relationship Bain Capital Credit or a Client has with the company;

•	A failure to vote in favor of a particular proposal may harm the relationship Bain Capital Credit or a Client has with the proponent of the proposal;

•
A failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as when an officer of Bain Capital Credit has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein; or

•	Conflicts arising from investment positions held by affiliates.
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GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A:	None.
Part B:	Report of Independent Registered Public Accounting Firm Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements. (Filed herewith)

2. Exhibits

a(1).	Amended Agreement and Declaration of Trust (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
a(2).	Certificate of Trust (Incorporated by reference to Form N-2 filed on June 3, 2016)
b.	By-Laws (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
c.	Voting Trust Agreements: None
d(1).
Instruments Defining Rights of Security Holders. See Article III, "Shares" and Article V "Shareholders’ Voting Powers and Meetings" of the Registrant's Agreement and Declaration of Trust. See also, Article 12, "Meetings" of shareholders of the Registrant's By-Laws.

d(2).	Multiple Class Plan (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
e.	Dividend reinvestment plan: None.
f.	Not applicable.
g(1).	Investment Advisory Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
g(2).	Investment Sub-Advisory Agreement with BCSF Advisors, LP (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
h(1).	Underwriting Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
h(2).	Shareholder Servicing Plan and Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
h(3).	Selling Agreement Form (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
h(4)	Distribution Plan (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
i.	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.

j.	Custodian Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
k(1).	Fund Services Agreement (Administration, Accounting and Transfer Agency) (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
k(2).	Consulting Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
k(3).	Expense Limitation Agreement (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
l.	Opinion and Consent of Counsel (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
m.	Non-resident Trustee Consent to Service of Process: Not applicable
n.	Consent of Independent Registered Public Accounting Firm (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
o.	Omitted Financial Statements: None
p(1).	Initial Capital Agreement (Filed herewith)
q.	Model Retirement Plan: None
r(1).	Code of Ethics-Fund (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
r(2).	Code of Ethics-Adviser (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
r(3).	Code of Ethics-Principal Underwriter/Distributor (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)
s.	Powers of Attorney (Incorporated by reference to Pre-Effective Amendment No. 2 filed on March 2, 2017)

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution (estimated)

SEC Registration fees	$100,700
FINRA fees	$0
Legal fees	$97,702
Blue Sky fees	$21,221
Miscellaneous fees	$975
Printing	$8,000
Total	$222,598

Item 28. Persons Controlled by or Under Common Control with Registrant

The Fund and the Adviser, Griffin Capital Credit Advisor, LLC, are affiliates of Griffin Capital Corporation.

Item 29. Number of Holders of Securities as of February 28, 2017:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership.	1

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant's Declaration of Trust (the "Declaration of Trust"), filed as Exhibit (a)(1) hereto, and to Section 7 of the Registrant's Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant's prospectus in the section entitled "Management of the Fund." Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-108959), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

ALPS Fund Services, Inc., the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at 1290 Broadway, Suite 1100, Denver, CO 80203. The other required books and records are maintained by the Adviser at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

2. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

3. For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

4. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 27th day of March, 2017.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Terrence O. Davis

Name:	Terrence O. Davis

Title:	Attorney-in-Fact

*	Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates.

Name	Title	Date
Randy Anderson*	Executive Vice President, Secretary and Trustee	March 27, 2017

Robb Chapin*	Trustee	March 27, 2017

Ira Cohen*	Trustee	March 27, 2017

Nathan Headrick*	Trustee	March 27, 2017

Kevin Shields*	President and Trustee	March 27, 2017

/s/ Joseph Miller	Treasurer	March 27, 2017
Joseph Miller

Randy Anderson*	Secretary and Trustee	March 27, 2017

Dated March 27, 2017
*	Affixed by Terrence O. Davis
Attorney-in-Fact - Pursuant to Powers of Attorney previously filed on March 2, 2017.

Exhibit Index

Exhibit	Number
Consent of Independent Registered Public Accounting Firm	99(n)
Initial Capital Agreement	99(p)